UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

SCHEDULE 14A

(Rule 14a-101)
Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

___________________________

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WORKHORSE GROUP INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Workhorse Group Inc. 3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241 (888) 646-5205

Notice of Annual Meeting of
Stockholders to be held
on May 14, 2024

MEETING DETAILS
Time and Date May 14, 2024, at 9:00 a.m. Eastern Time	Location The Annual Meeting will be held in a virtual meeting format at www.virtualshare- holdermeeting.com/WKHS2024.	Record Date Stockholders of record at the close of business on March 15, 2024 will be entitled to receive notice of, attend and vote at the Annual Meeting.

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Workhorse Group Inc. (“Workhorse,” the “Company” or “we”) will be held on May 14, 2024, at 9:00 a.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format at www.virtualshareholdermeeting.com/WKHS2024.

AT THE ANNUAL MEETING, YOU WILL BE ASKED:

1	To elect the seven director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified;
2	To approve, on an advisory basis, the compensation of the Company’s named executive officers;
3	To approve, on an advisory basis, the frequency of voting on named executive officer compensation;
4

To approve, pursuant to Nevada Revised Statutes 78.2055, a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-10 and 1-for-20, at any time prior to August 30, 2024, to be determined at the discretion of the Board of Directors, for the purpose of complying with the Nasdaq Listing Rules, subject to the Board’s discretion to abandon such reverse stock split;

5

To approve, for the purposes of Nasdaq Listing Rule 5635(D), the proposed issuance of the maximum number of shares of our common stock underlying our (A) senior secured convertible notes and (B) warrants to purchase common stock;

6	To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024; and
7	To act on such other matters as may properly come before the meeting or any adjournment thereof.

Because of the significance of these proposals to the Company and its stockholders, it is vital that every stockholder vote at the Annual Meeting.

These proposals are fully set forth in the accompanying Proxy Statement which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” each of the director nominees under Proposal 1, “FOR” Proposals 2, 4, 5, 6 and 7; and FOR annual frequency on Proposal 3. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience or vote via the Internet as instructed herein to ensure that your shares will be represented. You may wish to provide your response electronically through the Internet by following the instructions set out on the enclosed proxy card.

To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/WKHS2024, you must have your control number available and follow the instructions found on your proxy card or voting instruction form. You may vote during the Annual Meeting, but we suggest you vote beforehand by following the instructions available on the meeting website during the meeting. Please allow sufficient time before the Annual Meeting to complete the online check-in process. Your vote is very important.

Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) are being first released or mailed on or about April 3, 2024 to all stockholders entitled to vote at the Annual Meeting. In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each record stockholder, we may furnish proxy materials by providing internet access to those documents. The Notice contains instructions on how to access our proxy materials and vote online, or in the alternative, request a paper copy of the proxy materials and a proxy card.

By Order of the Board of Directors

Raymond J. Chess
Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 14, 2024. In addition to the copies you have received, the Proxy Statement and our 2023 Annual Report on Form 10-K are available to stockholders at: https://www.proxyvote.com.

Whether or not you plan on attending the virtual meeting, please vote as promptly as possible to ensure that your vote is counted.

Workhorse Group Inc. 3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241 (888) 646-5205

April 3, 2024

Dear Fellow Workhorse Stockholders,

Over the last year, the Workhorse team made significant progress electrifying last mile delivery by bringing our commercial EV trucks to customers.

Executing on a Clear Strategy

We ended 2023 with important momentum advancing our commercial EV product roadmap, including:

•        Rolling out our first W56 step van, securing our first W56 fleet customers and receiving HVIP certification approval for these vehicles

•        Increasing our production capabilities for our W4 CC and W750 vehicles.

•        Expanding our commercial network, adding key dealers and partners in multiple states with 11 dealers nationwide.

•        Completing the revamp of our manufacturing complex in Union City, Indiana

Our Stables by Workhorse continued electrifying the fleet of delivery vehicles it uses on a series of FedEx Ground delivery routes in the greater Cincinnati, Ohio area. We expect this entire fleet to be electrified by the end of 2024. We put our first W56 step van into service during Q1 2024.

For our Aero business, we made the strategic decision to move away from design and manufacturing and exclusively focus on a less capital-intensive ‘Drones as a Service’ (“Daas”) model. This model gives the Company the chance to build on its strong relationships with government agencies and generate revenues providing DaaS services. We are continuing a strategic review to determine the best path forward for our Aero business.

Strengthening our Financial Position

While we advance our roadmap, we have taken critical steps to help secure the runway to achieve our goals. We recently closed a financing transaction that is intended to provide short- and long-term liquidity. We have also taken aggressive cost reduction actions across the organization. Together, these actions can provide the resources to execute our plans for 2024.

I’m incredibly proud of the Workhorse team and grateful for the contributions of all our employees, including those whose jobs were impacted by the difficult but necessary actions we took recently.

Building on a Foundation Based on Sustainability

Sustainability is inherent in everything we are doing, from our zero emissions vehicles to our investments in our employees and communities. We are designing and manufacturing commercial vehicles that can play a key role in the low-carbon revolution now underway. Our products enable more efficient, safer and healthier transportation for our customers and communities.

Our Board of Directors has extensive experience in the automotive industry, as well as aviation and drones, which provides the insight and guidance to help Workhorse achieve its ambitious growth goals.

Looking Ahead

I remain optimistic about the future of Workhorse. The transition to commercial EV powered vehicles is not going to happen overnight, and this year we navigated challenges that slowed, but never stopped, our progress.

We are committed to our mission and will continue taking decisive steps to succeed in the market and drive value for our stockholders. We believe our products and technologies can be an important part of this once-in-a-generation powertrain technology transition, and we are committed to meeting the needs of our customers. We are prepared for the transition — we have the people, products, processes, and business partners to meet the needs of the market when this EV transition hits full stride. We need our customers to start and ramp up their own transition to EV powered vehicles and believe that 2 or 3 of the largest fleets in North America will be ready to do so soon.

Thank you for your investment in Workhorse.

Best Regards.

Sincerely,

Richard F. Dauch
Chief Executive Officer

Workhorse Group	i	2024 Proxy Statement

Required Vote	30
Recommendation of the Board for Proposal No. 2:	30

Compensation Discussion and Analysis (“CD&A”)	31
Introduction	31
Overview	31
Elements of our Executive Compensation Program for 2023	32
Named Executive Officers	33
Workhorse’s Executive Compensation Objectives & Practices	33
Compensation Best Practices	34
Executive Compensation Recoupment Policy	34
Role of the Human Resource Management and Compensation Committee in Setting Compensation & Oversight of Our Programs	35
Role of Management in Setting Compensation	35
Role of the Compensation Consultant in Setting Compensation	35
Compensation Peer Group	35
Compensation Elements and Rationale	37
Forward-Looking 2024 Compensation Decisions	37
Base Salary	38
Short-Term Incentive Program (Annual Bonus)	38
Long-Term Incentive Program (Equity)	39
2023 Annual LTIP Awards	39
2023 and 2024 Executive Officer LTIP Awards	40
Non-Cash Compensation	40
Realizable Pay	41
Compensation and Risk	41
Consideration of Most Recent Stockholder Advisory Vote on Executive Compensation	41
Human Resource Management and Compensation Committee Report	42
Summary Compensation Table	42
Grants of Plan-Based Awards	43
Outstanding Equity Awards	44
Employment Agreements and Potential Payments on Change of Control and Termination	45
No Pension Benefits	46
No Deferred Compensation	46
Pay Ratio Disclosure	47
Pay versus Performance Table	47
Pay versus Performance Relationship	48
Securities Authorized for Issuance under Equity Compensation Plans	49

Approve, on an Advisory Basis, the Frequency of Voting on Named Executive Officer Compensation	51
Required Vote	51
Recommendation of the Board for Proposal No. 3:	51

Approve, pursuant to Nevada Revised Statutes 78.2055, a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-10 and 1-for-20, at any time prior to August 30, 2024, to be determined at the discretion of the Board of Directors, for the purpose of complying with the Nasdaq Listing Rules, subject to the Board’s discretion to abandon such reverse stock split.	52
Background	52
Purpose of the Reverse Split	52
Board Discretion to Implement the Reverse Split	54
Procedure for Effecting the Reverse Split	55
Effects of the Reverse Split	55
Workhorse Group	ii	2024 Proxy Statement

Workhorse Group	iii	2024 Proxy Statement

Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Workhorse Group Inc. (“Workhorse” or the “Company”) to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on May 14, 2024, at 9:00 a.m. Eastern Time and at any postponements or adjournments thereof. The proxy materials will be furnished to stockholders on or about April 3, 2024. The Annual Meeting will be held as a virtual meeting. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend and participate in the Annual Meeting online via a live webcast by visiting www.virtualshareholdermeeting.com/WKHS2024. In addition to voting by submitting your proxy prior to the Annual Meeting, you also will be able to vote your shares electronically during the Annual Meeting.

Revocability of Proxy and Solicitation

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the General Counsel of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company, which will bear all costs associated with the mailing of this Proxy Statement and the solicitation of proxies.

Record Date

Stockholders of record at the close of business on March 15, 2024, will be entitled to receive notice of, attend and vote at the Annual Meeting.

Workhorse Group	1	2024 Proxy Statement

Information About the Annual Meeting and Voting

why am i receiving these materials?

The Company has furnished these materials to you, in connection with the Company’s solicitation of proxies for use at the Annual Meeting of Stockholders to be held on May 14, 2024, at 9:00 a.m. Eastern Time. The Annual Meeting will be held as a virtual meeting. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend and participate in the Annual Meeting online via a live webcast by visiting www.virtualshareholdermeeting.com/WKHS2024. These materials have also been made available to you on the Internet. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials on or about April 3, 2024 to all stockholders of record entitled to vote at the Annual Meeting.

Notice of Internet Availability (Notice and Access)

Instead of mailing a printed copy of our proxy materials to each stockholder, we are furnishing proxy materials via the Internet. This reduces both the costs and the environmental impact of sending our proxy materials to our stockholders. If you received a “Notice of Internet Availability,” you will not receive a printed copy of the proxy materials unless you specifically request a printed copy. The Notice of Internet Availability will instruct you how to access and review the important information contained in the proxy materials. The Notice of Internet Availability also instructs you how to submit your proxy on the Internet and how to vote by telephone.

If you would like to receive a printed or emailed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability. In addition, if you received paper copies of our proxy materials and wish to receive all future proxy materials, proxy cards and annual reports electronically, please follow the electronic delivery instructions on www.proxyvote.com. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and environmental impact of our annual stockholder meetings.

The Notice of Internet Availability is first being sent to stockholders on or about April 3, 2024. Also on or about April 3, 2024, we will first make available to our stockholders this Proxy Statement and the form of proxy relating to the 2024 Annual Meeting filed with the SEC on April 3, 2024.

What is included in these materials?

These materials include:

•        this Proxy Statement for the Annual Meeting; and

•        the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

What is the proxy card?

The proxy card enables you to appoint Richard F. Dauch, our Chief Executive Officer, and James D. Harrington, our General Counsel, Chief Compliance Officer, and Secretary, as your representatives at the Annual Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

Workhorse Group	2	2024 Proxy Statement

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including the following:

(i)    the election of the seven persons named herein as nominees for directors of the Company, to hold office subject to the provisions of the bylaws of the Company, until the next annual meeting of stockholders or until their successors are duly elected and qualified;

(ii)   the approval, on an advisory basis, of the compensation of the Company’s named executive officers;

(iii)  the approval, on an advisory basis, of the frequency of voting on named executive officer compensation;

(iv)  the approval of, pursuant to Nevada Revised Statutes 78.2055, a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-10 and 1-for-20, at any time prior to August 30, 2024, to be determined at the discretion of the Board of Directors, for the purpose of complying with the Nasdaq Listing Rules, subject to the Board’s discretion to abandon such reverse stock split;

(v)   the approval of, for the purposes of Nasdaq Listing Rule 5635(D), the proposed issuance of the maximum number of shares of our common stock underlying our (A) senior secured convertible notes and (B) warrants to purchase common stock; and

(vi)  the ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024.

In addition, management will report on the performance of the Company during fiscal year 2023 and respond to questions from stockholders.

VOTE REQUIRED; QUORUM; BROKER NON-VOTES

The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of the record date, there were 314,606,266 shares of Workhorse common stock issued and outstanding. Thus, the presence of the holders of common stock representing at least 157,303,134 votes will be required to establish a quorum. Stockholders are entitled to one vote for each share of common stock held by them.

For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the virtual Annual Meeting or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. It is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

We anticipate that only Proposal No. 4, the proposal to authorize the Board to effect a reverse stock split, and Proposal No. 6, the proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm, are routine matters that brokers are entitled to vote shares on without receiving instructions.

For the election of directors, the nominees receiving the most “For” votes at the Annual Meeting or by proxy will be elected. For the Say-on-Frequency proposal, the frequency that receives the highest number of votes will be deemed to be the frequency selected by our stockholders. Approval of all other matters requires the affirmative vote

Workhorse Group	3	2024 Proxy Statement

of a majority of the votes cast on the applicable matter via attendance at the virtual Annual Meeting or by proxy. Abstentions, broker non-votes and directions to withhold authority will not be counted as votes cast and accordingly will have no effect on the outcome of any proposal.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If, on March 15, 2024, your shares were registered directly in your name with our transfer agent, Empire Stock Transfer, Inc., you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the Annual Meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If, on March 15, 2024, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting & Proxy statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed proxy card.	By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.	Online at the Meeting. You can vote at the meeting at www.virtualshareholdermeeting.com/WKHS2024.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed proxy card.	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.	Online at the Meeting. You can vote at the meeting at www.virtualshareholdermeeting.com/ WKHS2024.
Workhorse Group	4	2024 Proxy Statement

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

•        view the Company’s proxy materials for the Annual Meeting on the Internet;

•        request hard copies of the materials; and

•        instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual stockholder meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you:

•        indicate when voting on the Internet that you wish to vote as recommended by the Board, or

•        sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but not on non-routine matters. Under New York Stock Exchange (“NYSE”) rules, if your shares are held by a member organization, as that term is defined under NYSE rules, responsibility for making a final determination as to whether a specific proposal constitutes a routine or non-routine matter rests with that organization or third parties acting on its behalf.

What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•        for election of the seven director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified;

•        for the approval, on an advisory basis, of the compensation of the Company’s named executive officers;

•        for a one year frequency, on an advisory basis, of the frequency of voting on named executive officer compensation;

•        for the approval of, pursuant to Nevada Revised Statutes 78.2055, a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-10 and 1-for-20, at any time prior to August 30, 2024, to be determined at the discretion of the Board of Directors, for the purpose of complying with the Nasdaq Listing Rules, subject to the Board’s discretion to abandon such reverse stock split;

•        for the approval of, for the purposes of Nasdaq Listing Rule 5635(D), the proposed issuance of the maximum number of shares of our common stock underlying our (A) senior secured convertible notes and (B) warrants to purchase common stock;

•        for ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024;

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Workhorse Group	5	2024 Proxy Statement

How are proxy materials delivered to households?

Only one copy of the Company’s Notice of Internet Availability, Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly, upon written or oral request, a separate copy of the Company’s Notice of Internet Availability, Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report on Form 10-K and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report on Form 10-K and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Workhorse Group Inc., 3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241; Attention: General Counsel.

Interest of Officers and Directors in matters to be acted upon

Except for the election to our Board of the nominees, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

Workhorse Group	6	2024 Proxy Statement

Environmental, Social and Governance

Our mission is based on the foundation of the commercial vehicle transition to zero emissions. To do this, we embrace a world with reduced carbon emissions in both energy generation and consumption. We are designing and manufacturing a key ingredient of the transportation ecosystem evolution to achieve this goal — last mile electric delivery vehicles. We design and manufacture all-electric delivery trucks, including the technology that optimizes the way these vehicles operate. We are focused on our core competency of bringing our electric delivery vehicle platforms to serve the last mile delivery market.

We are investing to make our facilities more efficient and sustainably designed and are also driving a continuous safety mindset by focusing on worker engagement. In addition, we are focused on reducing the carbon footprint throughout our supply chain. We are committed to developing sourcing of responsibly produced materials from suppliers who have social, environmental and sustainability best practices in their own operations.

Finally, we believe that sound corporate governance is essential to helping us achieve our goal, including with respect to Environmental, Social, and Governance matters (“ESG”). We continue to evolve a governance framework that exercises appropriate oversight of responsibilities at all levels throughout the company. During 2023, the ESG Committee, made up of leaders from across our company, oversaw workforce training to advance the Company’s ESG priorities. The Committee provides regular presentations on ESG related initiatives to our Board, which guides our ESG impacts, initiatives and priorities.

CORPORATE GOVERNANCE

We have established a comprehensive corporate governance plan for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with these responsibilities and standards. As part of its annual review process, our Board of Directors monitors developments in corporate governance. Summarized below are some of the key elements of our corporate governance plan. Many of these matters are described in more detail elsewhere in this Proxy Statement.

Director Independence and Diversity. Seven of our eight current directors are, and, if all nominees are elected, six of our seven directors will be, independent under the independence standards of the Nasdaq Stock Market. Under our Corporate Governance Guidelines, at least three-quarters (75%) of our directors shall meet such independence standards as well as the SEC’s enhanced independence standards for audit committee members. In addition, the diversity of our Board members satisfies Nasdaq’s board diversity objective. Non-employee directors are scheduled to meet separately in executive session after every regularly scheduled Board meeting.

Audit Committee. All members meet the independence standards for audit committee membership under the rules of the Nasdaq Stock Market and applicable SEC rules. Mr. Quigley has been designated as an “audit committee financial expert” as defined in the SEC rules. All members of the Audit Committee satisfy Nasdaq’s financial literacy requirements. The Audit Committee operates under a written charter that governs its duties and responsibilities. These responsibilities include the sole authority to appoint, review, evaluate and replace our independent auditors; overseeing our internal control over financial reporting, our internal audit function, our enterprise risk management program and our compliance programs generally; and reviewing proposed related party transactions.

Human Resource Management and Compensation Committee. All members meet the independence standards for compensation committee membership under the rules of the Nasdaq Stock Market and applicable SEC rules. The Human Resource Management and Compensation Committee operates under a written charter that governs its duties and responsibilities. These responsibilities include overseeing our policies, processes and controls relating to human resources, including related to our culture, diversity and inclusion, and talent development programs; reviewing our overall compensation philosophy and programs to ensure they appropriately link management’s interests with those of stockholders, reward executive officers for their contributions, and provide appropriate retention incentives; and overseeing our executive succession planning for all executive officers other than our CEO.

Workhorse Group	7	2024 Proxy Statement

Nominating and Corporate Governance Committee. All members are independent under the rules of the Nasdaq Stock Market. The Nominating and Corporate Governance Committee operates under a written charter that governs its duties and responsibilities. These responsibilities include recommending to the Board the nominees for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board; overseeing our CEO and independent director succession planning; and overseeing our ESG program, except relating to human resources policies and procedures.

Corporate Governance Guidelines. We have adopted Corporate Governance Guidelines, including qualification and independence standards for directors, director responsibilities, and board structure and process.

Stock Ownership Guidelines. We have adopted Stock Ownership Guidelines to align the interests of our executives and directors with the interests of our stockholders and promote our commitment to sound corporate governance. The Stock Ownership Guidelines apply to the non-employee directors (3x annual cash retainer), the Chief Executive Officer (6x salary) and all other executive officers (3x salary).

Anti-Hedging Policy and Trading Restrictions. We have an insider trading policy which, among other things, prohibits our directors, officers and other employees from engaging in “insider trading,” trading in our securities on a short-term basis, purchasing our securities on margin, short-selling our securities or entering into transactions designed to hedge the risks and benefits of ownership of our securities.

Anti-Pledging Policy. Under our insider trading policy, our directors and executive officers are prohibited from pledging our securities as collateral.

Code of Ethics. We have adopted a Code of Ethics that applies to all directors, officers and employees, including our principal executive officer, principal financial officer, and principal accounting officer, and covers a broad range of topics, including data security, compliance with laws, restrictions on gifts, and conflicts of interest. All salaried employees are required to affirm from time to time in writing their acceptance of, and compliance with, the Code of Ethics. The Code of Ethics is posted on our website at http://www.ir.workhorse.com.

Clawback Policy. We have adopted a clawback policy in compliance with Section 10D of the Securities Exchange Act of 1934 and the listing standards of The Nasdaq Stock Market.

Double-Trigger Required on Change in Control. The employment agreements with our executive officers, including our Named Executive Officers, provide for severance payments and accelerated vesting of equity grants upon a change in control only if a qualifying termination occurs within 18 months of the change in control.

HUMAN CAPITAL

We understand that our innovation leadership is ultimately rooted in people. Competition for qualified personnel in our space is intense, and our success depends in large part on our ability to recruit, develop and retain a productive and engaged workforce. Accordingly, investing in our employees and their well-being, offering competitive compensation and benefits, promoting diversity and inclusion, adopting progressive human capital management practices and community outreach constitute core elements of our corporate strategy.

Governance. Our Board and its committees provide important oversight on certain human capital matters. The Human Resource Management and Compensation Committee maintains responsibility to review, discuss and set strategic direction for various people-related business strategies, including compensation and benefit programs. Our collective recommendations to our Board and its committees are how we proactively manage our human capital and care for our employees in a manner that aligns with our core values. Our management team administers all employment matters, including recruiting and hiring, onboarding and training, compensation and rewards, performance management, and professional development. We continuously evaluate and enhance our internal policies, process and practices to increase employee engagement and productivity.

Employee Hotline. We have an employee hotline that provides our employees an opportunity to report matters such as safety concerns, fraud or other misconduct. All reported matters are reviewed in accordance with established protocols by our Legal, Human Resources and Internal Audit departments, who monitor the remediation and disposition of any reported matters.

Support Employee Well-being and Engagement. We support the overall well-being of our employees from a physical, emotional, financial, and social perspective. Our well-being program includes a long-standing practice of flexible paid time off, life planning benefits, wellness platforms and employee assistance programs.

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Offer Competitive Compensation and Benefits. We strive to ensure our employees receive competitive and fair compensation and innovative benefits offerings, tying incentive compensation to both business and individual performance, offering competitive maternal/paternal leave policies, and providing meaningful retirement and health benefits.

Promote Sense of Belonging through Diversity and Inclusion Initiatives. We promote an inclusive and diverse workplace, where all individuals are respected and feel they belong regardless of their age, race, national origin, gender, religion, disability, sexual orientation, or gender identity.

Provide Programs for Employee Recognition. We also offer rewards and recognition programs to our employees, including awards to recognize employees who best exemplify our values and spot awards to recognize employee contributions. We believe that these recognition programs help drive strong employee performance and retention. We conduct annual employee performance reviews, where each employee is evaluated by his or her manager and also completes a self-assessment, a process which empowers our employees. Employee performance is assessed based on a variety of key performance metrics, including the achievement of objectives specific to the employee’s department or role.

Create Opportunities for Growth and Development. We focus on creating opportunities for employee growth, development, training, and education, including opportunities to cultivate talent and identify candidates for new roles from within the Company and management and leadership development programs.

Workhorse Group	9	2024 Proxy Statement

Security Ownership of Certain Beneficial Holders and Management

The following table shows the number of shares of common stock beneficially owned as of the Record Date by (i) each director and nominee for director, by each current executive officer, and by all current directors and executive officers as a group and (ii) all the persons who were known to be beneficial owners of five percent or more of our common stock, our only voting securities, on March 15, 2024. Applicable percentage ownership is based on 314,606,266 shares of common stock outstanding as of March 15, 2024.

NAME OF BENEFICIAL OWNER(1)	COMMON STOCK BENEFICIALLY OWNED	PERCENTAGE OF COMMON STOCK(2)
DIRECTORS
Raymond J. Chess	248,163(3)	*
Richard F. Dauch	3,155,898(4)	1.00%
Jacqueline A. Dedo	150,428(5)	*
Pamela S. Mader	103,013(5)	*
William G. Quigley III	82,508(5)	*
Austin Scott Miller	73,315(5)	*
Brandon Torres Declet†	111,982(5)	*
Dr. Jean Botti†	111,982(5)	*
EXECUTIVE OFFICERS
Joshua J. Anderson	236,831(6)	*
Ryan W. Gaul	251,312(7)	*
Robert M. Ginnan	342,930(8)	*
John W. Graber	224,800(9)	*
James D. Harrington	350,911(10)	*
Stanley R. March	259,105(11)	*
James C. Peters	129,089(12)	*
Kerry K. Roraff	167,891(13)	*
All officers and directors as a group (16 people)	6,000,158	1.91%

*       Less than one percent.

1.    Except as otherwise indicated, the address of each beneficial owner is c/o Workhorse Group Inc., 3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241.

2.    Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Stock options to purchase shares of common stock that are currently exercisable or exercisable within 60 days of March 15, 2024 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

3.    Excludes 394,322 Restricted Stock Units that vest August 21, 2024.

4.    Includes (i) 1,541,812 shares of restricted stock that vest as follows: 41,666 vest on each of April 30, 2024 and October 31, 2024; 83,334 vest on September 1, 2024; 385,039 vest on February 23, 2025; and 495,053 vest on each of February 22, 2025 and February 22, 2026; and (ii) options to purchase 247,024 shares of common stock at an exercise price of $10.27, all of which options are currently exercisable. Excludes (i) 745,050 Performance Units for the performance period of January 1, 2022 to December 31, 2024; 990,100 Performance Units for the performance period of January 1, 2023 to December 31, 2025; and 5,725,552 Performance Units for the performance period of January 1, 2024 to December 31, 2026; (ii) 5,725,552 Restricted Stock Units that vest ratably on February 21, 2025, February 21, 2026 and February 21, 2027; and (iii) 49,405 options that vest on September 1, 2024.

5.    Excludes 315,457 Restricted Stock Units that vest on August 21, 2024.

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6.    Includes 118,220 shares of restricted stock held by Mr. Anderson that vest as follows: 16,666 vest on each of April 20, 2024 and October 20, 2024; 23,104 vest on February 23, 2025; and 30,892 vest on each of February 22, 2025 and February 22, 2026, Excludes (i) 29,703 Performance Units for the performance period of January 1, 2022 to December 31, 2024; 61,784 Performance Units for the performance period of January 1, 2023 to December 31, 2025; and 492,114 Performance Units for the performance period of January 1, 2024 to December 31, 2026; and (ii) 492,114 Restricted Stock Units that vest ratably on February 21, 2025, February 21, 2026 and February 21, 2027.

7.    Includes 145,514 shares of restricted stock held by Mr. Gaul that vest as follows: 6,020 vest on April 22, 2024; 38,504 vest on February 23, 2025; and 50,495 vest on each of February 22, 2025 and February 22, 2026. Excludes (i) 49,505 Performance Units for the performance period of January 1, 2022 to December 31, 2024; 100,992 Performance Units for the performance period of January 1, 2023 to December 31, 2025; and 804,416 Performance Units for the performance period of January 1, 2024 to December 31, 2026; and (ii) 804,416 Restricted Stock Units that vest ratably on February 21, 2025, February 21, 2026 and February 21, 2027.

8.    Includes 198,351 shares of restricted stock held by Mr. Ginnan that vest as follows: 16,667 vest on each of July 4, 2024 and January 4, 2025; 46,205 vest on February 23, 2025; and 59,406 vest on each of February 22, 2025 and February 22, 2026. Excludes (i) 59,406 Performance Units for the performance period of January 1, 2022 to December 31, 2024; 118,812 Performance Units for the performance period of January 1, 2023 to December 31, 2025; and 946,372 Performance Units for the performance period of January 1, 2024 to December 31, 2026; and (ii) 946,372 Restricted Stock Units that vest ratably on February 21, 2025, February 21, 2026 and February 21, 2027.

9.    Includes 135,221 shares of restricted stock held by Mr. Graber that vest as follows: 6,111 vest on April 20, 2024; 34,654 vest on February 23, 2025; and 47,228 vest on each of February 22, 2025 and February 22, 2026. Excludes (i) 44,555 Performance Units for the performance period of January 1, 2022 to December 31, 2024; 94,456 Performance Units for the performance period of January 1, 2023 to December 31, 2025; and 473,186 Performance Units for the performance period of January 1, 2024 to December 31, 2026; and (ii) 473,186 Restricted Stock Units that vest ratably on February 21, 2025, February 21, 2026 and February 21, 2027.

10.    Includes 183,436 shares of restricted stock held by Mr. Harrington that vest as follows: 16,666 vest on September 15, 2024; 6,033 vest on each of June 27, 2024 and December 27, 2024; 43,318 vest on February 23, 2025; and 55,693 vest on each of February 22, 2025 and February 22, 2026. Excludes (i) 44,555 Performance Units for the performance period of January 1, 2022 to December 31, 2024; 94,456 Performance Units for the performance period of January 1, 2023 to December 31, 2025; and 887,224 Performance Units for the performance period of January 1, 2024 to December 31, 2026; and (ii) 887,224 Restricted Stock Units that vest ratably on February 21, 2025, February 21, 2026 and February 21, 2027.

11.    Includes 96,095 shares of restricted stock held by Mr. March that vest as follows: 8,333 vest on each of May 15, 2024 and November 15, 2024; 20,023 vest on February 23, 2025; and 29,703 vest on each of February 22, 2025 and February 22, 2026. Excludes (i) 45,743 Performance Units for the performance period of January 1, 2022 to December 31, 2024; 59,406 Performance Units for the performance period of January 1, 2023 to December 31, 2025; and 473,186 Performance Units for the performance period of January 1, 2024 to December 31, 2026; and (ii) 473,186 Restricted Stock Units that vest ratably on February 21, 2025, February 21, 2026 and February 21, 2027.

12.    Includes 79,072 shares of restricted stock held by Mr. Peters that vest as follows: 4,167 vest on each of April 1, 2024 and October 1, 2024; 19,252 vest on February 23, 2025; and 25,743 vest on each of February 22, 2025 and February 22, 2026. Excludes (i) 24,752 Performance Units for the performance period of January 1, 2022 to December 31, 2024; 51,486 Performance Units for the performance period of January 1, 2023 to December 31, 2025; and 410,095 Performance Units for the performance period of January 1, 2024 to December 31, 2026; and (ii) 410,095 Restricted Stock Units that vest ratably on February 21, 2025, February 21, 2026 and February 21, 2027.

13.    Includes 96,427 shares of restricted stock held by Ms. Roraff that vest as follows: 8,334 vest on each of August 21, 2024 and February 21, 2024; 22,333 vest on February 23, 2025; and 28,713 vest on each of February 22, 2025 and February 22, 2026. Excludes (i) 28,713 Performance Units for the performance period of January 1, 2022 to December 31, 2024; 57,426 Performance Units for the performance period of January 1, 2023 to December 31, 2025; and 474,763 Performance Units for the performance period of January 1, 2024 to December 31, 2026; and (ii) 474,763 Restricted Stock Units that vest ratably on February 21, 2025, February 21, 2026 and February 21, 2027.

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Information About the Board of Directors

The Board oversees our business and affairs and monitors the performance of management. Currently, seven of our eight directors are independent. Biographical information about our directors is provided in “Proposal No. 1 — Proposal for the Election of Seven Directors” on page 19. Except as set forth in this Proxy Statement, none of our directors held directorships in other reporting companies or registered investment companies at any time during the past five years. Our Board currently consists of the following eight persons, seven of whom have been nominated by the Company to stand for re-election. Immediately following this year’s Annual Meeting, our Board will be reduced to seven directors.

NAME	AGE	Position	Director Since
Raymond J. Chess(2)(3)	66	Director, Chairman	2014
Richard F. Dauch	63	Director and Chief Executive Officer	2021
Jacqueline A. Dedo(1)(2*)	62	Director	2020
Pamela S. Mader(2)(3*)	60	Director	2020
William G. Quigley III(1*)(2)	62	Director	2022
Austin Scott Miller(3)	62	Director	2022
Brandon Torres Declet(3)	48	Director	2023
Dr. Jean Botti(1)	67	Director	2023

1.    Audit Committee

2.    Nominating and Corporate Governance Committee

3.    Human Resource Management and Compensation Committee

*       Committee Chair

Board meetings during the 2023 fiscal year

During 2023, the Board held 15 meetings. Each director attended at least 75% of the meetings of the Board and committees on which such director served in 2023. The Board also approved certain actions by unanimous written consent. Directors are not required to attend the Annual Meeting, but all directors attended the 2023 Annual Meeting.

Committees established by the Board

The Board has standing Audit, Human Resource Management and Compensation, and Nominating and Corporate Governance Committees. Information concerning the function of each Board committee follows.

Audit Committee

The Board has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), consisting of William G. Quigley III (Chair), Jacqueline A. Dedo and Dr. Jean Botti. Our Board has determined that the members are all “independent directors” as defined by the rules of the Nasdaq Capital Market (“Nasdaq”) applicable to members of an audit committee and Rule 10A-3(b)(i) under the Exchange Act. In addition, Mr. Quigley is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and demonstrates “financial sophistication” as defined by the rules of Nasdaq. The Audit Committee assists the Board in monitoring (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, and (3) the independence and performance of our internal and external auditors. The Audit Committee’s principal functions include:

•     reviewing our annual audited consolidated financial statements with management and our independent auditors, including major issues regarding accounting and auditing principles and practices and financial reporting that could significantly affect our consolidated financial statements;

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•     reviewing our quarterly consolidated financial statements with management and our independent auditors prior to the filing of our Quarterly Reports on Form 10-Q, including the results of the independent auditors’ reviews of the quarterly consolidated financial statements;

•        recommending to the Board the appointment of, and continued evaluation of the performance of, our independent auditors;

•        approving the fees to be paid to our independent auditors for audit services and approving the retention of our independent auditors for non-audit services and all fees for such services;

•        reviewing periodic reports from our independent auditors regarding our independent auditors’ independence, including discussion of such reports with the independent auditors;

•        reviewing the adequacy of our overall control environment, including internal financial controls and disclosure controls and procedures;

•        reviewing with our management and legal counsel legal matters that may have a material impact on our consolidated financial statements or our compliance policies and any material reports or inquiries received from regulators or governmental agencies;

•        reviewing proposed related party transactions;

•        overseeing our internal audit function;

•        overseeing our risk management policies and risk management framework, including our enterprise risk management program;

•        overseeing our cybersecurity, data and privacy risks and the Company’s cybersecurity risk management program; and

•        reviewing the overall adequacy and effectiveness our regulatory and ethics and compliance programs.

During 2023, the Audit Committee met seven times. A copy of the Audit Committee’s charter is posted on the Company’s website at www.workhorse.com in the “Investors” section of the website.

human resource MANAGEMENT AND COMPENSATION COMMITTEE

Our Human Resource Management and Compensation Committee consists of Pamela S. Mader (Chair), Raymond Chess, Brandon Torres Declet and Austin Scott Miller. Our Board has determined that each of the members is an “independent director” as defined by the Nasdaq rules applicable to members of a compensation committee. The Human Resource Management and Compensation Committee is responsible for establishing the compensation of our senior management, including salaries, bonuses, termination arrangements, and other executive officer benefits as well as director compensation. The Human Resource Management and Compensation Committee also administers our equity incentive plans. The Human Resource Management and Compensation Committee works with our Chairman and Chief Executive Officer and reviews and recommends to the Board compensation decisions regarding senior management including compensation levels and equity incentive awards. The Human Resource Management and Compensation Committee also approves employment and compensation agreements with our key personnel and directors. The Human Resource Management and Compensation Committee has the power and authority to conduct or authorize studies, retain independent consultants, accountants or others, and obtain unrestricted access to management, our internal auditors, human resources and accounting employees and all information relevant to its responsibilities. The Human Resource Management and Compensation Committee is responsible for developing our executive compensation philosophy and reviewing and recommending to the Board for approval all compensation policies and compensation programs for the executive team.

The responsibilities of the Human Resource Management and Compensation Committee, as stated in its charter, include the following:

•        assisting the Board in its oversight of our policies and strategies relating to culture, diversity and inclusion, and talent development programs;

•     overseeing our ESG program relating to human resources matters;

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•     reviewing and approving the Company’s compensation guidelines and structure;

•        reviewing and recommending to the Board on an annual basis the corporate goals and objectives with respect to compensation for the Chief Executive Officer;

•        overseeing an annual review by the Board on succession planning for our executive officers other than our CEO;

•        reviewing on an annual basis the potential risk to us from our compensation programs and policies, including any incentive plans, and whether such programs and policies incentivize unnecessary and excessive risk taking; and

•        periodically reviewing and making recommendations to the Board regarding the compensation of non-employee directors.

During 2023, the Human Resource Management and Compensation Committee met four times. The Human Resource Management and Compensation Committee is governed by a written charter approved by the Board. A copy of the charter is posted on the Company’s website at www.workhorse.com in the “Investors” section of the website.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Jacqueline A. Dedo (Chair), Raymond J. Chess, Pamela S. Mader and William G. Quigley III. Our Board has determined that each of the members of the Nominating and Corporate Governance Committee is an “independent director” as defined by the rules of Nasdaq. The Nominating and Corporate Governance Committee is generally responsible for recommending to the Board policies, procedures, and practices designed to help ensure that our corporate governance policies, procedures, and practices continue to assist the Board and our management in effectively and efficiently promoting the best interests of our stockholders. The Nominating and Corporate Governance Committee is also responsible for selecting and recommending for approval by our Board a slate of director nominees for election at each of our annual meetings of stockholders; recommending to the Board the composition and chairs of our Board committees; and recommending to the Board director nominees to fill vacancies or new positions on the Board or its committees that may occur or be created from time to time, all in accordance with our bylaws and applicable law. The Nominating and Corporate Governance Committee’s principal functions include:

•        developing and maintaining our Corporate Governance Guidelines;

•        evaluating the performance of the Board and its committees;

•        overseeing an annual review by the Board on succession planning for our CEO and members of the Board;

•        overseeing our ESG program, except relating to human resources policies and procedures;

•        periodically reviewing and evaluating our policies on insider trading and internal controls related thereto; and

•        selecting and recommending a slate of director nominees for election at each of our annual meetings of the stockholders and recommending to the Board director nominees to fill vacancies or new positions on the Board or its committees that may occur from time to time.

During 2023, the Nominating and Corporate Governance Committee met four times. The Nominating and Corporate Governance Committee is governed by a written charter approved by our Board. A copy of the Nominating and Corporate Governance Committee’s charter is posted on the Company’s website at www.workhorse.com in the “Investors” section of the website.

In identifying potential independent candidates for the Board with significant senior-level professional experience, the Nominating and Corporate Governance Committee solicits candidates from the Board, senior management and others and may engage a search firm in the process. The Nominating and Corporate Governance Committee reviews and narrows the list of candidates and interviews potential nominees. The final candidate is also introduced and interviewed by the Board and the Chairman. In general, in considering whether to recommend a particular candidate for inclusion in our Board slate of recommended director nominees, the Nominating and Corporate Governance

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Committee will apply the criteria set forth in our Corporate Governance Guidelines. Further, specific consideration is given to, among other things, diversity of background and experience that a candidate would bring to our Board. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board to fulfill its responsibilities. Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials to our Nominating and Corporate Governance Committee. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder recommended candidates by following substantially the same process and applying substantially the same criteria, as it follows for candidates submitted by others.

Nomination of Directors

As provided in its charter and as described above, the Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become directors. In evaluating potential candidates for director, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board. However, at a minimum, candidates for director must possess:

•        high personal and professional ethics and integrity;

•        the ability to exercise sound judgment;

•        the ability to make independent analytical inquiries;

•        a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•        the appropriate and relevant business experience and acumen.

The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders if such recommendations are made in writing to the committee. The Nominating and Corporate Governance Committee does not plan to change the manner in which the committee evaluates nominees for election as a director based on whether the nominee has been recommended by a stockholder or otherwise.

The Nominating and Corporate Governance Committee does not have a formal policy relating to diversity among directors. In considering new nominees and whether to re-nominate existing members of the Board, the committee seeks to achieve a Board with strengths in its collective knowledge and a broad diversity of perspectives, skills and business and professional experience. Among other items, the committee looks for a range of experience in strategic planning, sales, operations, finance, executive leadership, industry and similar attributes. The diversity of our Board members satisfies Nasdaq’s board diversity objective.

At least a majority of the directors on the Board must be “independent directors” as defined by Nasdaq rules. Under our Corporate Governance Guidelines, at least three-quarters (75%) of our directors must meet Nasdaq’s independence standards as well as the SEC’s enhanced independence standards for audit committee members.

Board Leadership Structure and Role in Risk Oversight

The Company has separated the positions of Chairman and Chief Executive Officer. Given the demanding nature of these positions, the Board believes it is appropriate to separate the positions of Chairman and Chief Executive Officer. Our Chairman presides over all meetings of the Board, including executive sessions when held. He briefs the Chief Executive Officer on issues arising in executive sessions and communicates frequently with him on matters of importance. He has responsibility for shaping the Board’s agenda and consults with all directors to ensure the Board agendas and Board materials provide the Board with the information needed to fulfill its responsibilities. From time to time, he may also represent the Company in interactions with external stakeholders at the discretion of the Board.

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The Board has determined that each of our current directors, except for Mr. Dauch, is an “independent director” as that term is defined in the Nasdaq listing standards. The Board has also determined that each member of the Audit Committee, Human Resource Management and Compensation Committee and Nominating and Corporate Governance Committee meets the independence standards applicable to those committees prescribed by Nasdaq and the SEC. In making these determinations, the Board considered all relationships between the Company and the directors. The Board determined each such relationship, and the aggregate of such relationships, to be immaterial to the applicable director’s ability to exercise independent judgment.

Our Board has overall responsibility for risk oversight, including cybersecurity risks. The oversight is conducted primarily through committees of the Board, as disclosed in each of the descriptions of each of the committees above and in the charters of each of the committees, but the full Board has retained responsibility for general oversight of risks as well as the Company’s overall strategy.

Board Oversight of Cybersecurity

Cybersecurity risk management is a critical component of our overall enterprise risk management program. We utilize an internal cross-departmental approach to addressing cybersecurity risk, including input from employees, Senior Management, and our Board. A cross functional Senior Management Cybersecurity Steering Committee devotes resources to cybersecurity and risk management to adapt to the changing cybersecurity landscape and respond to emerging threats in a timely and effective manner. Our Board delegates to the Audit Committee the responsibility to review with management our cybersecurity, data and privacy related risks, and the steps management has taken to mitigate such exposures, including the structure, design, adoption and implementation of risk management policies and internal control systems. The Audit Committee also reviews with management other information technology risks and management’s operation of our cybersecurity risk management program.

The Audit Committee and the Board actively participate in discussions with management and among themselves regarding cybersecurity risks. The Audit Committee’s semi-annual cybersecurity review also includes review of recent enhancements to the Company’s defenses and management’s progress on its cybersecurity strategic roadmap. In addition, the Cybersecurity Steering Committee receives quarterly cybersecurity reports, which include a review of key performance indicators, test results and related remediation, and may discuss recent threats and how the Company is managing those threats.

Our information technology team reviews enterprise risk management-level cybersecurity risks annually, and risks are incorporated into the Enterprise Risk Management Committee framework. Our Director of Cybersecurity in cooperation with the Chief Information Officer is responsible for developing and implementing our information security program and reporting on cybersecurity matters to the Company’s internal Cybersecurity Steering Committee.

Stockholder Communications

Stockholders requesting communication with directors can do so by writing to Workhorse Group Inc., c/o General Counsel, 3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241 or by emailing jim.harrington@workhorse.com. At this time we do not screen communications received and would forward any requests directly to the named director. If no director was named in a general inquiry, the General Counsel would contact either the Chairman or the chairperson of a particular committee, as appropriate. We do not provide the physical address, email address, or phone numbers of directors to outside parties without a director’s permission.

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Compensation of Directors

Our non-employee directors are generally eligible to receive compensation for services they provide to us consisting of retainers and equity compensation as described below. During 2023, each non-employee director was eligible to receive an annual Board retainer of $75,000. The Chairman received an additional retainer of $25,000.

In addition to cash compensation, our non-employee directors are eligible to receive annual equity-based compensation consisting of restricted stock awards with an aggregate grant date value equal to $100,000 or, in the case of the Chairman, $125,000. Generally, the forfeiture restrictions applicable to the restricted stock awards lapse on the six-month anniversary of the date of grant of such awards. The restricted stock awards granted to our non-employee directors are subject to the terms and conditions of our equity plans and the award agreements pursuant to which such awards are granted. Each non-employee director is also reimbursed for travel and miscellaneous expenses to attend meetings and activities of the Board or its committees. In the second quarter of 2024, all non-employee directors have elected to defer their monthly retainers for 3 months as part of the company’s overall cost-savings initiatives.

Name	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)	TOTAL ($)
Raymond J. Chess	100,000	125,000	225,000
Pamela S. Mader	75,000	100,000	175,000
Jacqueline A. Dedo	75,000	100,000	175,000
William G. Quigley III	75,000	100,000	175,000
Austin Scott Miller	75,000	100,000	175,000
Brandon Torres Declet	50,000	100,000	150,000
Dr. Jean Botti	50,000	100,000	150,000

1.    The amounts reflected in the “Stock Awards” column represent the grant date fair value of restricted stock awards granted to our non-employee directors, as computed in accordance with FASB ASC Topic 718.

Directors’ and Officers’ Insurance

The Company has purchased directors’ and officers’ liability insurance (“D&O Insurance”) for the benefit of its directors and officers, and the directors and officers of its subsidiaries, against liability incurred by them in the performance of their duties as directors and officers of the Company, or its subsidiaries, as the case may be. The primary policy also provides coverage to the corporate entity for securities claims.

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Report of the Audit Committee of the Board of Directors

The Audit Committee, on behalf of the Board, serves as an independent and objective party to monitor and provide general oversight of the integrity of our consolidated financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our consolidated financial statements and managing our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited consolidated financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2023 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee provided guidance and oversight to the internal audit function, including the audit plan, and results of internal audit activity. The Company’s Director of Internal Audit has direct access to the Audit Committee to discuss any matters desired, and she presented an update of internal audit activity at each regularly scheduled Audit Committee meeting.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence from us and our management.

Based on its review of the audited consolidated financial statements and the various discussions noted above, the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023.

Respectfully submitted by the Audit Committee,

William G. Quigley III (Chair)
Jacqueline A. Dedo
Dr. Jean Botti

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

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ACTIONS TO BE TAKEN AT THE MEETING PROPOSAL NO. 1 Proposal for Election of Seven Directors

At this year’s Annual Meeting, the Board proposes that the nominees listed below be elected to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. All of the nominees are currently serving as directors. All nominees have consented to being named in this Proxy Statement and to serve if elected.

Assuming a quorum is present, the seven nominees receiving the highest number of affirmative votes of shares entitled to be voted will be elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Immediately following this year’s Annual Meeting, our Board will be reduced to seven directors.

INFORMATION WITH RESPECT TO DIRECTOR NOMINEES

Listed below are the nominees for election to our Board with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees.

NAME	AGE	POSITION

Raymond J. Chess	66	Director, Chairman
Richard F. Dauch	63	Director, Chief Executive Officer
Jacqueline A. Dedo	62	Director
Pamela S. Mader	60	Director
William G. Quigley, III	62	Director
Austin Scott Miller	62	Director
Dr. Jean Botti	67	Director
Workhorse Group	19	2024 Proxy Statement

CURRENT DIRECTOR NOMINEES

Raymond J. Chess

Chairman of the Board of Directors

Mr. Chess has more than 40 years of experience in the automotive industry. Mr. Chess joined General Motors in 1980, and during his 37 years with General Motors, he held ever increasing roles and responsibilities in both manufacturing and product development. While in manufacturing, Mr. Chess held key positions in both plant floor operations and manufacturing engineering such as Chief Manufacturing Engineer and Executive Director of Stamping and Assembly. While in product development, Mr. Chess was a Vehicle Line Executive, where he led global cross functional responsibilities for GM’s commercial truck line from 2001 to 2009 and GM’s cross over segment from 2009 through 2012. Upon retirement from General Motors, he formed his own engineering consulting company. Mr. Chess serves on the Board of Directors of Rush Enterprises, Inc. (NASDAQ: RUSHA). Mr. Chess holds a Bachelor of Science degree in Mechanical Engineering from Kettering University and a Master of Business Administration degree from Indiana University. He started working with Workhorse in 2013 on our advisory board, was then elected to our Board of Directors and subsequently became our Chairman.

Mr. Chess’s extensive industry knowledge and executive experience in the automotive industry, together with his experience on other public company boards, position him well to serve as our Chairman and a member of our committees.

Richard F. Dauch

Chief Executive Officer and Director

Mr. Dauch has more than 30 years of experience in the automotive and manufacturing industries. Mr. Dauch served as the Chief Executive Officer of Delphi Technologies (NYSE: DLPH) from January 2020 to October 2021. Previously, Mr. Dauch served as the President and CEO of Accuride Corporation from 2011 to 2019 and of Acument Global Technologies from 2008 to 2011. He also served in various executive roles at American Axle & Manufacturing from 1995 to 2008 and United Technologies from 1992 to 1995 and as an officer in the United States Army from 1983 to 1990. Mr. Dauch attended the United States Military Academy at West Point, where he graduated with a Bachelor of Science degree in engineering, and the Massachusetts Institute of Technology, where he graduated with a dual Master of Science degree in Engineering and Management.

Mr. Dauch’s extensive knowledge of the automotive industry gained through more than a decade as a CEO of both public and private companies, together with his proven talents and leadership, positions him well to serve as our Chief Executive Officer and as a member of our Board.

Workhorse Group	20	2024 Proxy Statement

Jacqueline A. Dedo

Director

Ms. Dedo has over 30 years of global automotive, off highway, industrial and aftermarket experience. She has held various leadership positions at Piston Group, Dana Holding Corp., The Timken Co., Motorola and Robert Bosch Corporation, among others, and has a proven background in managing full P&L responsibilities for major business units and entire companies responsible for up to $2 billion in revenue. In 2015, Ms. Dedo co-founded Aware Mobility LLC, which is focused on the development, investing, partnering and application of both electrified propulsion and connectivity tools, platforms and applications. Prior to May 2015, Ms. Dedo served as President of Piston Group and held various positions with Dana Holding Corp, The Timken Company, Motorola, Covisint LLC, Robert Bosch Corporation and Cadillac Motor Car Company. Ms. Dedo received a Bachelor of Science degree in Electrical Engineering from Kettering University. Ms. Dedo serves on the Board of Directors of Li-Cycle Holding Corp. (NYSE: LICY), Carbon Revolution Plc. (NASDAQ: CREV) and Ballard Power Systems Inc. (NASDAQ: BLDP; TSX: BLDP). She also holds a number of other non-public board positions including Cadillac Products Automotive, Kettering University and Michigan Science Center. Ms. Dedo holds 20 patents.

Ms. Dedo’s extensive and varied executive experience at several significant companies, together with her proven leadership skills, qualifies her well to serve as a member of our Board and our committees.

Pamela S. Mader

Director

Ms. Mader brings over three decades of automotive, manufacturing, and consultancy experience, with an accomplished track record in leading Fortune 100 manufacturing organizations and driving growth in entrepreneurial companies. Prior to 2020, Ms. Mader served as Vice President of Consulting at Belcan Consulting, Engineering, and Technical Services, LLC. From 2012 through 2018, Ms. Mader held various executive positions leading manufacturing advisory services with Allegiant International, LLC. As Vice President of Internal Operations, she led purchasing and supplier management, sales and marketing, HR and talent acquisition, and customer relations. Ms. Mader drove significant growth in supply chain advisory services in the US market, while also expanding the business into Mexico and Europe. From 1986 through 2010, Ms. Mader held positions of increasing responsibility within General Motors including Plant Manager of several General Motor’s assembly, stamping, and powertrain operations. Ms. Mader led plants with more than 4,500 employees, producing award winning, segment leading vehicles. She was recognized in Automotive News’ 100 Leading Women and is a Distinguished Alumnus of Purdue University. Ms. Mader received a Bachelor of Science degree in Organizational Leadership from Purdue University and serves as a Board Member for Purdue University, College of Polytechnic.

Ms. Mader’s extensive automotive industry and manufacturing experience, together with her experience with emerging growth companies, positions her well to serve as a member of our Board and our committees.

Workhorse Group	21	2024 Proxy Statement

William G. Quigley, III

Director

Mr. Quigley has over three decades of financial and operating experience in the automotive and manufacturing industries as well as prior board-level tenure. He most recently served as Senior Vice President and Chief Financial Officer of Nexteer Automotive Group Limited, a tier one automotive supplier operating from 27 manufacturing facilities and three global technical centers with over 12,000 employees. Mr. Quigley has also previously held positions as Executive Vice President and Chief Financial Officer at Dana Holding Corporation and Visteon Corporation. Mr. Quigley serves as a member of the Board of Directors and chair of the Audit Committee at Cadre Holdings, Inc. (NYSE: CDRE), a global leader in the manufacturing and distribution of safety and survivability equipment for first responders. Mr. Quigley also served as a member of the Board of Directors of ElectraMeccanica Vehicles Corp. (NASDAQ: SOLO) from April 2022 until December 2023. Mr. Quigley holds a Bachelor of Arts degree in Accounting from Michigan State University and is a Certified Public Accountant in the state of Michigan.

Mr. Quigley’s substantial financial and operating experience in the automotive and manufacturing industries position him well to serve as a member of our Board and our committees.

Austin Scott Miller

Director

Mr. Miller is a retired Four-Star General in the United States Army. He supported, led and shaped the most challenging national security issues at the highest levels of the U.S. government. He was a former Delta Force commander, who served as the final commander of NATO’s Resolute Support Mission and as commander of the United States Forces in Afghanistan from September 2018 through July 2021. Previously, he served as commander of the Joint Special Operations Command. Mr. Miller has over two decades of experience in the deployment and tactical use of UAVs and global logistics planning and execution. Mr. Miller is the recipient of the Defense Distinguished Service Medal, the Army Distinguished Service Medal, the Defense Superior Service Medal and the Legion of Merit. Following his retirement from the Army, he has served on the board of advisors of Striveworks, a data analytics software company headquartered in Austin, Texas. He also serves as the Executive Chairman for Prairie Fire Nevada, an outdoor experience company. Mr. Miller received a Bachelor of Science degree from the United States Military Academy at West Point and a Masters in Strategic Studies from the Marine Corps Senior Service College.

Mr. Miller’s tremendous government and leadership experience, together with his experience with global logistics planning and execution, positions him well to serve as a member of our Board and our committees.

Workhorse Group	22	2024 Proxy Statement

Dr. Jean Botti

Dr. Botti brings more than three decades of global aviation and automotive leadership experience with expertise in electrification. He currently serves as Chief Executive Officer and Chief Technology Officer of VoltAero SA, an electric aircraft company. Dr. Botti previously served as Chief Innovation and Strategy Officer at Philips NV, Chief Technical Officer at Airbus Group for ten years and in various technology leadership roles in fuel cells, power train, propulsion, dynamics and thermal systems at Delphi Automotive. He began his career in roles at General Motors and Renault. Dr. Botti graduated from the National Institute of Applied Sciences with a degree in mechanical engineering. He also holds an MBA from Central Michigan University, a degree in Research and Development Management from the Massachusetts Institute of Technology, and a PhD from the National Conservatory of Arts & Trades. Dr. Botti holds 31 patents and four defensive publications.

Dr. Botti’s tremendous technology background and experience, as well as his experience at large global companies, positions him well to serve as a member of our Board and our committees.

Workhorse Group	23	2024 Proxy Statement

member of the current board of directors not standing for re-election

Mr. Brandon Torres Declet is a pioneer in the drone industry with a significant operational background and more than 25 years of experience intersecting top government agencies and corporate industry in highly regulated markets. He currently serves as Chief Executive Officer of Exyn Technologies and previously served in various leadership roles including as Chief Executive Officer and Director at AgEagle Aerial Systems, a leading publicly traded commercial drone company. Mr. Torres Declet has also founded numerous successful drone businesses including Measure UAS and Measure Global, one of the largest drone service providers in North America and the leading drone operations SaaS platform, respectively. He also served as Senior Advisor to Oxford University’s Centre for Technology and Global Affairs and was appointed to the FAA’s Advanced Aviation Advisory Committee by the U.S. Secretary of Transportation. Mr. Torres Declet holds a degree in Political Science from Union College, a Juris Doctor from Fordham University School of Law, and an LLM from Georgetown University Law Center.

REQUIRED VOTE

The election of the directors of the Company requires the affirmative vote of a plurality of the shares of the Company’s common stock present in person or represented by Proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute a majority.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

The Board recommends a vote “FOR” the election of all the nominees described above.
Workhorse Group	24	2024 Proxy Statement

Information About the Executive Officers

The executive officers are appointed annually by our Board and hold office until their successors are elected and duly qualified, unless otherwise specified in an individual’s employment agreement. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company, and their ages as of March 15, 2024 are as follows:

Name	Age	Position	Officer Since
Richard F. Dauch	63	Chief Executive Officer	Chief Executive Officer since August 2021
Robert M. Ginnan	60	Chief Financial Officer	Chief Financial Officer since January 2022
Joshua J. Anderson	47	Chief Technology Officer	Chief Technology Officer since September 2021
Ryan W. Gaul	48	President, Commercial Trucks	President, Commercial Trucks since April 2021
John W. Graber	67	President, Aerospace	President, Aerospace since April 2021
James D. Harrington	63	General Counsel, Chief Compliance Officer, and Secretary	General Counsel and Secretary since August 2021
Stanley R. March	64	Vice President, Corporate Development and Communications	Vice President, Corporate Development and Communications since November 2021
James C. Peters	63	Vice President, Supply Chain Management	Vice President, Supply Chain Management since September 2021
Kerry K. Roraff	48	Chief Human Resources Officer	Chief Human Resources Officer since February 2022

Biographical information regarding our executive officers as of March 15, 2024 is set forth below:

Richard F. Dauch

Chief Executive Officer, Director | Age: 63 | Chief Executive Officer since: 2021

Mr. Dauch has more than 30 years of experience in the automotive and manufacturing industries. Mr. Dauch served as the Chief Executive Officer of Delphi Technologies (NYSE: DLPH) from January 2020 to October 2021. Previously, Mr. Dauch served as the President and CEO of Accuride Corporation from 2011 to 2019 and of Acument Global Technologies from 2008 to 2011. He also served in various executive roles at American Axle & Manufacturing from 1995 to 2008 and United Technologies from 1992 to 1995 and as an officer in the United States Army from 1983 to 1990.

Mr. Dauch attended the United States Military Academy at West Point, where he graduated with a Bachelor of Science degree in engineering, and the Massachusetts Institute of Technology, where he graduated with a dual Master of Science degree in engineering and management.

Workhorse Group	25	2024 Proxy Statement

Robert M. Ginnan

Chief Financial Officer | Age: 60 | Chief Financial Officer since: 2022

Mr. Ginnan has more than 20 years of senior finance and leadership experience. Prior to joining the Company, he most recently served as the Chief Executive Officer for privately held Family RV, the fifth largest RV dealer in the United States. Prior to serving as Chief Executive Officer of Family RV, he served as Chief Financial Officer, during which time revenues grew from $80 million to $200 million. Throughout his career, Mr. Ginnan has held positions of increasing responsibility in finance, ranging from plant to corporate levels. In these various roles, he has executed multiple accounting and information technology system installations and refined capital structures for firms in multiple industries.

Mr. Ginnan received a Bachelor of Science degree in Accounting from the Ohio State University and a Master of Business Administration degree from Ashland University.

Joshua J. Anderson

Chief Technology Officer | Age: 47 | Chief Technology Officer since: 2021

Mr. Anderson has more than 20 years of experience in the EV and hybrid commercial vehicle space, with prior executive roles encompassing engineering, technology and intellectual property, business development and customer service. Prior to joining Workhorse, he most recently served in several capacities, including as Founder and President of Leiten beginning in 2019, a startup next-generation electric vehicle developer targeted at the medium duty chassis market, President of RexRover beginning in 2020, a final stage manufacturer and upfitter of work trucks and equipment, and President of DESCH Systems beginning in 2013, a design services firm focused on medium- and heavy-duty truck and bus development and electrification. Prior to these roles, Mr. Anderson served as Executive Vice President of Engineering and Director of Research and Development at DesignLine Corporation from 2009 to 2013 and served in various capacities at Transportation Techniques between 1999 and 2008, including as Chief Technology Officer and Vice President of Vehicle Development.

Mr. Anderson received his Bachelor of Science degree in Engineering from Harvey Mudd College. He is the co-inventor on twelve patents issued, including ten for electric vehicle and hybrid powertrain and controls for ground vehicles.

Ryan W. Gaul

President, Commercial Trucks | Age: 48 | President, Commercial Trucks since: 2021

Mr. Gaul has more than 20 years of automotive experience with more than 15 of those years in senior management. Before joining Workhorse, Mr. Gaul was employed by Gentherm, Inc (NASDAQ: THRM), a leading automotive technology company where he served in various roles since 2000. He brings broad functional leadership experience, having led IT, Strategy, M&A, Business Development, Marketing, Manufacturing and Supply Chain. While at Gentherm, Mr. Gaul held various senior executive leadership roles, including international assignments in Germany and China, where he led Gentherm’s lean manufacturing transformation and commercial and manufacturing expansion in Asia. As SVP of Global Manufacturing and Supply Chain, he led over 10,000 associates and 12 manufacturing sites. Mr. Gaul also brings significant commercial experience, having led Marketing, Business Development, Strategy and M&A functions at the senior executive level.

Mr. Gaul received a Bachelor of Arts degree in Philosophy from the University of Missouri, Columbia.
Workhorse Group	26	2024 Proxy Statement

John W. Graber

President, Aerospace | Age: 67 | President, Aerospace since: 2021

Mr. Graber has more than 20 years of C-level experience in public and private companies engaged in the aerospace industry. Mr. Graber also has had leadership experience in corporate strategy, business development and M&A. Prior to his appointment as President, Aerospace, Mr. Graber had been leading the development of the Company’s HorseFly™ last-mile drone delivery program since March 2020. Mr. Graber was Managing Partner of Master Aviation Group, an aerospace consulting business, from 2014 through 2020. Prior to forming Master Aviation Group, Mr. Graber served as President and Chief Executive Officer of Global Aviation Holdings, as President of CHC Helicopter Services, President of ABX Air and Senior Vice President and Managing Director of ATA Airlines. Mr. Graber served as an Army Aviator for the US Army for 21 years and is a veteran of Operation Desert Storm.

Mr. Graber received a Bachelor of Arts degree from Thomas Edison State University and a Master of Business Administration degree from the University of Notre Dame.

James D. Harrington

General Counsel, Chief Compliance Officer and Secretary | Age: 63 | General Counsel and Secretary since: 2021

Mr. Harrington has more than 35 years of experience, including nearly 15 years as a general counsel of publicly traded corporations. He most recently served as Senior Vice President, General Counsel, Secretary and Chief Compliance Officer at Delphi Technologies Inc. (NYSE: DLPH) from 2017 to 2020 and held various roles within the legal department at Tenneco Inc. (NYSE: TEN) including Senior Vice President, General Counsel, Secretary and Chief Compliance Officer from 2009 to 2017.

Mr. Harrington received a Bachelor of Business Administration degree in Accounting from the University of Notre Dame, a Master of Business Administration degree from the University of Chicago and a Juris Doctor degree from Northwestern University. He is also a Certified Public Accountant.

Stanley R. March

Vice President, Corporate Development and Communications | Age: 64 | Vice President, Corporate Development and Communications since: 2021

Mr. March is a senior level executive with extensive experience in M&A activities, public affairs, investor relations and corporate communications. He leads strategic initiatives, mergers and acquisitions activities, public affairs, investor relations and corporate communications. Prior to joining the Company, he founded the March Group and served as Senior Vice President of Landis + Gyr (SWSIX: LAND), Group Vice President, Investor Relations, of STMircoelectronics (NYSE: STM), and in various management roles at Tenneco Inc. (NYSE: TEN).

Mr. March received a Bachelor of Science degree in General Engineering from the United States Military Academy at West Point and a Master of Science degree in Chemical Engineering from Vanderbilt University.

Workhorse Group	27	2024 Proxy Statement

James C. Peters

Vice President, Supply Chain Management | Age: 63 | Vice President, Supply Chain Management since: 2021

Mr. Peters is a proven supply chain executive with extensive experience at both the automotive OEM and Tier 1 levels. Prior to joining Workhorse, he was Executive Director Global Purchasing and Supplier Quality at American Axle and Manufacturing. He began his career at the former Chrysler Corporation where he spent 17 years holding a series of increasingly responsible positions in the areas of vehicle manufacturing, quality systems, purchasing and supplier quality operations.

Mr. Peters received a Bachelor of Arts degree in Business Administration from Michigan State University.

Kerry K. Roraff

Chief Human Resources Officer | Age: 48 | Chief Human Resources Officer since: 2022

Ms. Roraff has over 20 years of progressive HR experience within the Automotive, Information Technology and Telecommunications industry. Prior to joining Workhorse, she worked for HARMAN for eight years as the Senior Director, North America Automotive where she was responsible for creating and executing the HR strategy in the areas of leadership development, talent acquisition, performance management, diversity, equity and inclusion, rewards, and organizational change management. In addition, she had global HR responsibility for a $2B infotainment business unit comprised of 1,700 employees. During her time with HARMAN, she held several HR leadership roles with increasing responsibility supporting supply chain, operations, sales, finance, strategy, and marketing.

Ms. Roraff received a Bachelor of Arts degree in Human Resources from Michigan State University.
Workhorse Group	28	2024 Proxy Statement

Delinquent Section 16 Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of any class of our equity securities to file forms with the SEC reporting their ownership and any changes in their ownership of those securities. These persons also must provide us with copies of these forms when filed. Based on a review of copies of those forms, our records, and written representations from our directors and executive officers that no other reports were required, the following filings were not reported timely due to administrative delays: the grant of shares to each of Greg Ackerson, Kerry Roraff, James Peters, James Harrington, Robert Ginnan, Stanley March and Josh Anderson on February 22, 2023 that were not reported until March 17, 2023; and the grant of shares to Dr. Botti on May 2, 2023 that was not reported until May 5, 2023. Other than these instances, we believe that all Section 16(a) filing requirements were complied with during 2023.

Workhorse Group	29	2024 Proxy Statement

PROPOSAL NO. 2 Approve, on an Advisory Basis, the Compensation of Our Named Executive Officers

Congress has enacted requirements commonly referred to as “say on pay” rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. As required by these rules and related SEC rules under Section 14A of the Exchange Act, we are seeking a non-binding advisory vote from our stockholders to approve the compensation of our NEOs as described in the “Compensation Discussion and Analysis” and the “Executive Compensation” sections of this Proxy Statement. Consistent with the requirements of Section 14A of the Exchange Act, the vote on this proposal is not intended to address any specific element of compensation but, rather, the overall compensation of our NEOs and the philosophy, policies, and practices described in this Proxy Statement. Accordingly, the Board recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the 2024 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

While this vote is advisory, and not binding on the Company, it provides valuable information to our Human Resource Management and Compensation Committee. Our Board and the Human Resource Management and Compensation Committee value the opinions of our stockholders.

Our Human Resource Management and Compensation Committee believes that its 2023 executive compensation program aligns the interests of stockholders and executives by emphasizing variable, at-risk compensation largely tied to measurable performance goals utilizing an appropriate balance of short-term and long-term objectives, while at the same time avoiding unnecessary or excessive risk taking. Our Board, Chairman, CEO, and Chief Human Resources Officer engage in a rigorous talent review process annually to address succession and executive development for our CEO and other key executives. We closely monitor the compensation program and pay levels of executives from other companies that we believe to be similar to the Company in business characteristics and economics.

REQUIRED VOTE

The approval, on an advisory basis, of the compensation of our NEOs requires the affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by Proxy at the Annual Meeting.

Recommendation

Our Board recommends a vote “FOR” the approval, by advisory vote, of the compensation of our NEOs.
Workhorse Group	30	2024 Proxy Statement

Compensation Discussion and Analysis (“CD&A”)

INTRODUCTION

This CD&A conveys our compensation philosophy, objectives, programs, policies, and critical factors behind recent executive compensation decisions. It discusses the Human Resource Management and Compensation Committee’s (the “Committee” in this CD&A) determination of how and why, in addition to what, compensation actions were taken during 2023 and early 2024 for our Chief Executive Officer and our next two highest paid executive officers (the “Named Executive Officers” or “NEOs”). Our 2023 NEOs are:

•        Richard F. Dauch, Chief Executive Officer and Director

•        Robert M. Ginnan, Chief Financial Officer

•        James D. Harrington, General Counsel, Chief Compliance Officer and Secretary

OVERVIEW

Our mission at Workhorse is to pioneer the transition to zero-emission commercial vehicles. While this mission remains our long-term goal, we have made significant progress over the course of 2023. We successfully completed the upgrade and expansion of our manufacturing plant in Union City, Indiana to become a best-in-class EV production facility with the capacity to build up to 5,000 units per year on one shift. We designed, built, and tested three class 4-6 commercial vehicle product lines and launched a ground up design into serial production in less than 22 months. We made solid progress building out our dealer network by adding eight certified partnerships and providing W56 field demonstration vehicles to several large, packaged goods and food service last mile delivery companies. All of this was accomplished in parallel with a successful Phase one company-wide ERP implementation.

As an emerging EV growth company, the Human Resource Management & Compensation Committee continued to utilize a formulaic approach for the 2023 compensation program utilizing a mix of various compensation elements to best support the Company’s objectives of attracting, retaining, and motivating executives while also further aligning the program to performance tied directly to the Company’s achievement of specific performance objectives. Specifically in 2023, the weighting of the financial component of the short-term incentive increased to 80% and the strategic component was weighted at 20%, while for the long-term incentives the vehicle mix shifted to 60% time-vested and 40% performance.

In early 2024, the Committee approved a Long-Term Incentive award for the CEO and NEOs as evenly weighted with 50% time-vesting and 50% performance vesting. The Committee maintains its compensation philosophy is market-driven and enables Workhorse the ability to attract, retain and incentivize key individuals who are responsible for driving Workhorse’s long-term strategic and operational objectives.

Workhorse Group	31	2024 Proxy Statement

ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM FOR 2023:

Workhorse’s executive compensation program for 2023 was composed of base salary, a short-term incentive, and long-term incentives as described below:

	REWARD ELEMENT	OBJECTIVE	KEY FEATURES	HOW VALUE IS DETERMINED	2023 DECISIONS AND 2024 CHANGES
Fixed compensation	Base Salary	Compensates executives based on their responsibilities, experience, and skillset	Fixed element paid in cash	Benchmarked against a group of comparably sized corporations and industry peers	CEO voluntarily reduced base salary by 22% in Q4 2023. No other NEO salary adjustments were made in 2023 or early 2024.
At Risk compensation	Short-Term Incentive (“STIP”)	To motivate and incentivize performance over a one-year period	Award values and measures are reviewed annually; targets are set at the beginning of the year	Performance measured against: • Net Cash Flow (40%) • Revenues (40%) • Strategic Initiatives (20%)

Weighting further shifted to financial performance with revenue and cash-flow evenly weighted at 40%. Bonus target amounts were set at market for our NEOs. Our CEO voluntarily reduced his target bonus by 20% in Q4 2023.

	Long-Term Incentive (“LTIP”)	To motivate and incentivize sustained performance over the long-term; aligns interests of our NEOs with those of long-term stockholders	Value is delivered in the form of shares of restricted stock (60%) and performance-based units (40%)

Restricted stock has 3-year time-based vesting and value is share price driven

Our NEOs’ 2023 grants included performance-based awards measured against total shareholder return relative to that of an approved list of performance peer companies and EBITDA targets

Restricted stock awards were made at market competitive levels.

Performance-based units were increased to 40% of equity grants in 2023 and 50% in 2024. The CEO voluntarily reduced his 2024 LTIP award to $3,630,000.

Workhorse Group	32	2024 Proxy Statement

Target NEO Compensation

We emphasized allocating a significant portion of our NEOs’ compensation to at-risk and variable pay. In 2023, approximately 86% of our CEO’s and 67% of our other two NEOs’ target total compensation qualifies as at-risk or variable in nature. The graphs below illustrate the allocation of our NEOs’ pay under our latest programs and awards:

CEO 2024 Target TDC
15%
15%
35%
35%
LTIP
CEO 2023 Target TDC
14%
12%
30%
44%
LTIP
Other NEOs 2024 Target TDC
33%
17%
25%
25%
LTIP
Other NEOs 2023 Target TDC
33%
17%
20%
30%
LTIP
Base Salary
Annual Incentive
Performance-Based LTIP
Time-Based LTIP

NAMED EXECUTIVE OFFICERS

Our Named Executive Officers, along with other select members of the senior management team, participate in the compensation plans and programs described in this CD&A. While different in some respects, the compensation programs for the broader employee population at Workhorse are driven by consistent principles, which seek to compete effectively for talent in our industry and reward strong corporate and individual performance.

Name	Age	Position
Richard F. Dauch	63	Chief Executive Officer and Director
Robert M. Ginnan	60	Chief Financial Officer
James D. Harrington	63	General Counsel, Chief Compliance Officer and Secretary

WORKHORSE’S EXECUTIVE COMPENSATION OBJECTIVES & PRACTICES

To ensure that our executive compensation program is consistent with our business strategy, we have developed the following objectives:

•        to attract, motivate, retain, and reward a knowledgeable and driven management team and to encourage them to exceed performance expectations within an acceptable risk tolerance; and

•     to reward each executive based on individual and corporate performance and to incentivize executives to drive growth and generate value for our stockholders.

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These objectives are intended to promote our long-term success and are built on the following compensation principles:

•        compensation is designed to align executives with critical business objectives;

•        compensation should be fair and reasonable to stockholders and be set with reference to market and similar positions at comparable companies;

•        an appropriate portion of total compensation should be performance based, aligning the interest of executives with those of our stockholders; and

•        compensation should be transparent to the Board, executives, and our stockholders.

All elements of compensation are compared to the total compensation packages of a peer group of companies, which includes both competitors and companies representing our industry broadly, to reflect the markets in which we compete for business and people.

COMPENSATION BEST PRACTICES

We have made significant efforts to align our executive compensation programs and practices with stockholder interests, and to incorporate strong governance standards within our compensation program, such as:

✔ WHAT WE DO	✘ WHAT WE DO NOT DO
✔ Annual Incentives Based on Performance - Our program is based on our financial performance and the Committee’s assessment of individual performance.	✘ No Guaranteed Annual Salary Increases or Bonuses.
✔ Incentive Award Payouts are capped at 200% of target	✘ No Repricing or Exchange of Underwater Stock Options.
✔ Mix of Variable & Performance Based Compensation	✘ No Plans that Encourage Excessive Risk-Taking.
✔ Double Trigger on Change of Control Payments	✘ No Hedging or Pledging of Workhorse Securities.
✔ Clawback Policy - Executive officers are subject to a recoupment on incentive awards in the event of a restatement of our financial statements.	✘ No Excessive Perks.

✔ Stock Ownership Guidelines - CEO is six times his base salary; other NEOs are three times their base salaries.
✔ No Excise Tax Gross-Ups - No gross-ups for excise taxes in any executive employment agreement or severance program.
✔ Engagement of Independent Compensation Consultant - Retained by our Committee and does not provide any other services to management or the Company.

EXECUTIVE COMPENSATION RECOUPMENT POLICY

In 2023, the Board adopted an Executive Compensation Recoupment Policy (the “Clawback Policy”) applicable to our Section 16 officers. Pursuant to the Clawback Policy, in the event of an accounting restatement, the Company must recover erroneously awarded compensation. Compensation that may be recoverable under the policy includes cash or equity-based compensation for which the grant, payment or vesting (or any portion thereof) is or was predicated upon the achievement of specified financial results that are impacted by a material financial restatement. The amount of compensation that may be impacted by the Clawback Policy is the difference between the amount paid or granted, and the amount that should have been paid or granted, if calculated on the updated financials. Recovery under the policy with respect to an officer will not require the finding of any misconduct by such officer or such officer being found responsible for the accounting error leading to an accounting restatement. The Clawback Policy is filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Workhorse Group	34	2024 Proxy Statement

ROLE OF THE HUMAN RESOURCE MANAGEMENT AND COMPENSATION COMMITTEE IN SETTING COMPENSATION & OVERSIGHT OF OUR PROGRAMS

As discussed in more detail in the section entitled “Information About the Board of Directors — Human Resource Management and Compensation Committee,” the Committee plays a critical role regarding our compensation programs. The Committee is responsible for developing the executive compensation philosophy and reviewing and recommending to the Board for approval all compensation policies and compensation programs for the executive team. The Committee is responsible for reviewing and recommending to our Board the compensation of our senior management, including salaries, bonuses, termination arrangements, and other executive officer benefits, as well as the compensation for our non-employee directors. The Committee also administers our equity incentive plans and approves employment and compensation agreements with our executive officers.

ROLE OF MANAGEMENT IN SETTING COMPENSATION

Our CEO is consulted in the Committee’s determination of compensation matters related to the executive officers reporting directly to the CEO. Each year, the CEO makes recommendations to the Committee regarding such components as salary adjustments, target short-term annual incentive opportunities and the value of long-term incentive awards. In making his recommendations, the CEO considers such components as experience level, individual performance, overall contribution to Company performance and market data for similar positions. The Committee takes the CEO’s recommendations under advisement, but the Committee makes all final decisions regarding such individual compensation.

Our CEO’s compensation and performance are reviewed and discussed by the Committee, which then makes recommendations regarding his compensation to the independent members of our Board. Our Board ultimately makes decisions regarding the CEO’s compensation.

Our CEO attends Committee meetings as necessary. He is excused from any meeting when the Committee deems it advisable to meet in an executive session or when the Committee meets to discuss items that would impact the CEO’s compensation. Our CEO and Chief Human Resources Officer recommend individual executive compensation for officers other than themselves in the first quarter of each year.

ROLE OF THE COMPENSATION CONSULTANT IN SETTING COMPENSATION

The Committee engaged the services of Compensation Advisory Partners, LLC (“CAP”) for part of 2023 and then selected ClearBridge Compensation Group (“ClearBridge”) as its new independent executive compensation consultant. The Committee values the expertise of both CAP and ClearBridge in the area of executive compensation as well as their ability to help us develop compensation programs that incentivize our executives and align performance with company strategies and stockholders’ interests.

The compensation consultant role is to advise the Committee on matters relating to executive compensation to help guide, develop, and implement our executive compensation programs. The compensation consultant reports directly to the Committee. The Committee regularly reviews the services provided by the consultants and believes both firms are independent in providing executive compensation consulting services to us. A review of CAP’s and ClearBridge’s relationship did not raise any conflicts of interest, consistent with the guidelines provided under the Dodd-Frank Act and by the SEC and Nasdaq.

The Committee continues to monitor the independence of its compensation consultant on a periodic basis.

COMPENSATION PEER GROUP

We have developed a compensation peer group, which is composed of specific peer companies within our industry. The peer group we used in 2023 was developed with the assistance of CAP and is used to analyze our executive and director compensation levels and overall program design. This compensation peer group is used to determine market levels of the main elements of executive compensation (base salary, annual incentives/bonus, long-term incentives, as well as total direct compensation).

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The peer group is also used to benchmark industry practices regarding the structure and mechanics of annual and long-term incentive plans, employment agreements, severance and change in control policies and employee benefits. The composition of the peer group is reviewed by the Committee on an annual basis to ensure we have and maintain an appropriate group of comparator companies.

In September 2022, with the assistance of CAP, the Committee reviewed the peer group for potential changes and ultimately approved the group of companies listed below for use as a source of executive compensation and practices data. Selected peer companies should reflect an optimum mix of the criteria listed below in their relative order of importance:

Competitive market:

•        Competitors—companies in the same or similar industry sector; and

•        Competing Industry—companies in the same general industry sector having similar talent pools.

Size and demographics:

•        Companies that are generally similar in revenue and/or market cap size and whose median revenue for the group approximates our revenue;

•        Firms with a competitive posture and comparable area of operations; and

•        Companies within our corporate headquarters region.

The Committee, based on CAP’s analysis and our internal analysis, determined to use the following peer group of 16 companies to evaluate and compare our compensation practices in 2023;

TICKER	PEER COMPANY	HQ LOCATION	~MILES TO WKHS	INSIDERS OWNERSHIP	POST IPO YRS	FISCAL YR END	↓ TTM REVENUE $	%. CHANGE TTM REV.	PRIMARY INDUSTRY	MARKET CAP $	TSR 1-YEAR	TSR 3-YEAR
SMP	Standard Motor Prod.	Long Island City, NY	561	10%	54.8	12/21	1,362.4	9.4%	Auto Parts & Equipment	826	-16.6%	-6.8%
THRM	Gentherm	Northville, MI	219	1%	29.4	12/21	1,020.0	-7.5%	Auto Parts & Equipment	1,898	-35.3%	10.2%
SHYF	Shyft Group, The	Novi, MI	236	2%	38.4	12/21	989.0	21.1%	Const. Machinery/Hvy Trucks	797	-41.9%	13.3%
CVGI	Commercial Vehicle Grp	New Albany, OH	84	5%	18.2	12/21	963.7	6.3%	Const. Machinery/Hvy Trucks	163	-51.4%	-14.3%
SRI	Stoneridge	Novi, MI	236	5%	25.1	12/21	827.3	10.2%	Auto Parts & Equipment	562	-2.8%	-14.8%
MLR	Miller Industries	Ooltewah, TN	292	4%	26.9	12/21	783.5	12.3%	Const. Machinery/Hvy Trucks	288	-26.9%	-7.0%
BLBD	Blue Bird Corp.	Macon, GA	444	2%	7.7	09/21	735.2	-4.9%	Const. Machinery/Huy Trucks	290	-52.3%	-22.7%
HZN	Horizon Global Corp.	Plymouth, MI	219	14%	7.3	12/21	722.9	-9.5%	Auto Parts & Equipment	19	-90.6%	-44.3%
MPAA	Motorcar Parts of Am.	Torrance, CA	>625	5%	28.6	03/22	665.3	11.9%	Auto Parts & Equipment	365	0.2%	1.4%
VOXX	VOXX Intl.Corp.	Orlando, FL	>625	16%	35.4	02/22	627.6	-0.2%	Consumer Electronics	212	-19.2%	19.7%
STRT	Strattec Security Corp.	Milwaukee, WI	324	6%	27.7	06/22	452.3	-6.8%	Auto Parts & Equipment	96	-28.4%	4.9%
AMOT	Allied Motion Tech.	Amherst, NY	376	13%	53.8	12/21	437.8	12.0%	Elect. Components & Equip.	535	-3.1%	10.9%
ULBI	Ultralife Corp.	Newark, NY	461	37%	29.8	12/21	108.0	1.8%	Elect. Components & Equip.	80	-28.4%	-17.3%
SYPR	Sypris Solutions	Louisville, KY	106	31%	28.4	12/21	106.7	20.3%	Auto Parts & Equipment	45	-45.9%	27.0%
ZEV	Lightning eMotors	Loveland, CO	>625	9%	2.3	12/21	19.4	7.7%	Const. Machinery/Hvy Trucks	106	-81.7%	N/A
XL	XL Fleet Corp.	Boston, MA	>625	15%	3.2	12/21	19.0	-11.9%	Auto Parts & Equipment	114	-84.9%	-56.9%
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In September 2023, with the assistance of ClearBridge, using similar competitive market & size and demographics criteria as used in past peer groups, the Committee reviewed the peer group for potential changes, and approved the companies listed below for use as a source of executive compensation and practices data. The Committee, with the help of ClearBridge, determined to use the following peer group of 14 companies to evaluate and compare our compensation practices in 2024:

AgEagle Aerial Systems, Inc.	Ideanomics, Inc.	Spruce Power Holding Corp.
Blink Charging Co.	Lightning eMotors, Inc.	Strattec Security Corp.
EVgo, Inc.	MicroVision, Inc.	Sypris Solutions, Inc.
Hyliion Holdings Corp.	Nikola Corp.	The Shyft Group, Inc.
Hyzon Motors Inc.	Solid Power, Inc.

We will continue to monitor this group each year to determine the best mix of companies and industries to use as comparators for compensation-related purposes.

COMPENSATION ELEMENTS AND RATIONALE

There are three basic components to our executive compensation program: base salary, short-term incentive program (annual bonus), and long-term incentive equity compensation. The Committee actively evaluates our executive compensation program design against best market practices given our growth profile and financial condition.

In the first quarter of 2023, the Committee assessed the overall compensation program, looking at both the STIP and LTIP specifically. To ensure that the compensation program remained aligned with the financial and strategic goals of the Company, the Committee decided to adjust the specific metric weightings used in the 2023 STIP. Company Revenue and Net Cash Flow were each adjusted to 40% of the STIP, with Individual Strategic Initiatives comprising the remaining 20%. Additionally in 2023, the Committee decided to increase the performance-based allocation of the total target LTIP award, allocating 40% of the award value to performance-based awards and 60% to time-based restricted stock, compared to the 30% performance-based, 70% time-based allocation of 2022. The LTIP metrics used to determine the performance-based award payouts for awards granted in 2023 were unchanged from 2022 (i.e., Relative Total Shareholder Return (rTSR) and EBITDA).

In addition to the changes in our program design, there were adjustments to our CEO’s total compensation. During 2023, Mr. Dauch elected to reduce his target salary from $1,000,000 to $780,000. This voluntary reduction in pay reflects Mr. Dauch’s commitment to reducing costs, which remains a priority to the company given the current business environment, and to align his compensation with the actions that the Company has taken for the benefit of employees, customers, and stockholders.

FORWARD-LOOKING 2024 COMPENSATION DECISIONS

As the Committee reviewed the compensation program for fiscal year 2024, the Committee evaluated the STIP and LTIP design to ensure that the program remains aligned with current business priorities. For 2024, the Committee elected not to make any changes to the STIP metrics or weightings, and the Committee elected to shift the LTIP vehicle mix to 50% time-based, 50% performance-based, with the PSUs tied to 3-year revenue goals.

Building on the voluntary salary reduction taken by our CEO in 2023, the Committee, taking into consideration recommendations from Mr. Dauch and his commitment to reduce costs and align his compensation with the goals of the Company, determined that his 2024 LTIP target opportunity would be reduced from $5,000,000 to $3,630,000. Additionally, his target STIP was reduced from 125% of his base salary to 100% of his base salary. In addition, in March 2024, the executive officers voluntarily elected to take a three-month 20% base salary pay deferral to support the company’s cost savings initiatives.

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BASE SALARY

Base salary is the foundation of our compensation program. As previously mentioned, we benchmark and review base salaries with the assistance of our compensation consultant and adjust, when necessary, in order to be competitive within the talent marketplace. The table below sets forth the annualized 2023 salaries for our NEOs.

NAME	POSITION	2023 SALARY
Richard F. Dauch	Chief Executive Officer and Director	$780,000[1]
Robert M. Ginnan	Chief Financial Officer	$400,000
James D. Harrington	General Counsel, Chief Compliance Officer and Secretary	$375,000

1       Mr. Dauch voluntarily reduced his annual salary by 22% from $1,000,000 to $780,000 resulting in a prorated salary of $974,615 in 2023.

SHORT-TERM INCENTIVE PROGRAM (ANNUAL BONUS)

The STIP provides an opportunity for our NEOs to earn a cash bonus based upon achievement against key metrics. The STIP requires management to annually review the metrics and weightings to reflect critical business objectives and to obtain approval of the proposed framework from the Committee.

During the first quarter of 2023, the Committee established the 2023 STIP based on continued employment and achievement of the quantitative and qualitative performance metrics detailed below:

METRIC	WEIGHTING	THRESHOLD	TARGET	MAXIMUM	ACTUAL PERFORMANCE
Net Cash Flow (Millions)	40%	($119.7)	($104.1)	($94.6)	($141.4)
Revenue (Millions)	40%	$75.0	$158.3	$200.0	$13.1
Individual Strategic Initiatives	20%	n/a	100%	n/a	Varies

For 2023 the STIP weighting shifted to 40% Net Cash Flow and 40% Revenue recognizing the equal importance to the company.

Net cash flow is a non-GAAP financial measure defined as the change in cash, cash equivalents and restricted cash as disclosed in our Statement of Cash Flows (included in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 12, 2024), adjusted to exclude certain items related to cash flows from investing activities and items of unusual and non-recurring nature. Below is a reconciliation from our GAAP financial measures to 2023 Net Cash Flow:

Cash, cash equivalents and restricted cash, 12/31/2022	$99.3
Cash, cash equivalents and restricted cash, 12/31/2023	$35.8
Change in cash, cash equivalents and restricted cash	$63.5
Net Proceeds from issuance of common stock through ATM Agreement (add back)	$62.2
Net Proceeds from issuance of Convertible Notes (add back)	$16.9
SEC Litigation Expenses (deduct)	-$1.1
Net Cash Flow	$141.4
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For 2023, our NEOs’ STIP opportunities were based on market norms for their roles and their employment agreements. We tie our executive compensation to performance against defined metrics driven by strategic initiatives. The strategic metrics used in our NEOs’ awards under the STIP support building and selling commercial trucks and drones. The table below reflects 2023 STIP payout amounts.

Name	INCENTIVE TARGET OPPORTUNITY	x	INDIVIDUAL GOAL FACTOR	x	FINANCIAL GOAL FACTORS	=	FINAL BONUS PAYOUT
Rick Dauch	780,000	x	0%	x	0%	=	0
Bob Ginnan	200,000	x	0%	x	0%	=	0
Jim Harrington	187,500	x	0%	x	0%	=	0

Short-Term Incentive Plan Payouts = (((Net Cash Flow Achievement x Weight) + (Revenue Achievement x Weight) + (Individual Goal Achievement x Weight)) x Bonus Target) x Base Salary

2023 Short-Term Incentive Program Payouts

After the level of performance is determined by the Committee, the payout percentage for each individual metric is multiplied by its weight and added together to calculate the total payout percentage for each NEO. There was no bonus paid out for 2023 because the company did not meet its financial goals and minimum cash gate. As a result, the Committee made the determination to not fund the 20% individual strategic component of the STIP.

LONG-TERM INCENTIVE PROGRAM (EQUITY)

Our LTIP uses performance share units, restricted stock/restricted stock units, and option awards to both motivate and retain executives and to align their performance with stockholder value creation. In awarding long-term incentives, with the guidance of our compensation consultant, the Committee compares our long-term incentive program to those of comparable companies in our compensation peer group and evaluates factors such as: the value of awards granted to each executive position within the market; the number of shares available under our equity plans; and the number of outstanding award shares and proposed award shares relative to our total shares outstanding.

Each long-term incentive grant is based on the executive’s employment agreement, position level, and overall market competitiveness. The Committee also takes into consideration previous equity grants, as well as overall share usage and availability within our LTIP plan.

Each of the NEOs has a target LTIP value expressed as a percentage of base salary. These targets are reviewed on an annual basis and serve as a guide to the Committee in establishing grant values each year. Our 2023 LTIP award targets are shown in the table below.

NAME	POSITION	TARGET LTIP AWARD VALUE (% OF BASE SALARY)	TARGET LTIP AWARD GRANT DATE VALUE	RSAs	PSUs
Richard F. Dauch	Chief Executive Officer and Director	500%	$5,000,000[1]	$3,000,000	$2,000,000
Robert M. Ginnan	Chief Financial Officer	150%	$600,000	$360,000	$240,000
James D. Harrington	General Counsel, Chief Compliance Officer and Secretary	150%	$562,500	$337,500	$225,000

1       Mr. Dauch 2023 LTIP grant was issued on his base salary at the beginning of the year.

2023 ANNUAL LTIP AWARDS

Our NEOs were awarded restricted shares in accordance with our annual target award values described above. The annual target award values and shares were approved by the Committee on February 22, 2023, though some of the grants were contingent on stockholder approval of the Workhorse Group Inc. 2023 Long-Term Incentive Plan, which occurred on May 2, 2023. Therefore, some of the grant date fair values of equity awards in the Summary Compensation Table and the Grants of Plan-Based Awards Table differ from the intended target values shown above. These shares vest ratably over a 3-year period from the date of grant. Details on the grant date value and number of shares awarded to each NEO are listed in the Grants of Plan-Based Awards table.

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2023 AND 2024 EXECUTIVE OFFICER LTIP AWARDS

We have gradually increased the LTIP award mix for our NEOs with a greater percentage of performance stock units year over year. In 2023, the total LTIP award value consisted of 40% performance-based awards and 60% to time-based restricted stock with an evenly weighted 50% performance-based, 50% time-based mix in 2024. Our 2023 performance-based award payouts will be determined based on our Relative Total Shareholder Return (rTSR) and EBITDA performance throughout the 3-year performance period. We believe that performance awards provide balance to our award mix. Our restricted stock awards provide for retention of our executive talent while the performance-based awards will incentivize strong performance over the longer term. Both vehicles directly tie our executive interests to those of our shareholders through equity ownership. In 2024, the LTIP mix moves to 50% performance-based, 50% time-based. The performance-based award payouts will be determined on 3-year Company Revenue.

The Committee reviewed the performance peer group again in early 2023 and approved the following group for 2023 performance awards. Certain changes to the composition of the group were made to filter out a handful of companies in distress and to add a couple of drone companies into the overall mix of peers. The list shown in the table below will be used to determine relative performance for our 2023 awards.

TICKER	TYPE	PEER COMPANY NAME	HQ LOCATION	PRIMARY INDUSTRY
AVAV		AeroVironment	VA	Aerospace & Defense
FSR	~	Fisker	CA	Automobile Manufacturers
LEV	~	The Lion Electric Co.	Canada	Const. Machinery & Heavy Trucks
RIDE	~	Lordstown Motors Corp.	OH	Automobile Manufacturers
NKLA	~	Nikola Corp.	AZ	Const. Machinery & Heavy Trucks
PTRA	~	Proterra Inc.	CA	Const. Machinery & Heavy Trucks
RCAT		Red Cat Holdings	PR	Electronic Equip. & Instruments
SHYF	~	The Shyft Group	MI	Const. Machinery & Heavy Trucks
XOS	~	Xos, Inc.	CA	Const. Machinery & Heavy Trucks
Company Count = 9 = drone company ~ = electric vehicle company

NON-CASH COMPENSATION

The Company provides standard health benefits to its executives including medical, dental, vision, 401k match, and disability insurance that is competitive with comparable companies in our industry.

The Company provided a housing and travel allowance, grossed up for taxes, for Mr. Dauch and Mr. Harrington. In 2024, the housing and travel allowance ended for Mr. Harrington.

Workhorse Group	40	2024 Proxy Statement

REALIZABLE PAY

As outlined throughout our CD&A, a significant majority of our CEO’s and other NEOs’ target compensation is performance-based and tied to specific company objectives and/or our stock price. The performance-based nature of the program can result in realizable pay for our NEOs differing from the target pay, and the chart below demonstrates the relationship between our CEO’s target and realizable total direct compensation (“TDC”). Our Committee has demonstrated a commitment to linking our CEO’s pay with performance, and realizable pay for fiscal year 2022 and 2023 was aligned with company performance.

Note: Table begins with fiscal year 2022 given Mr. Dauch joined the company on August 2, 2021.

Target TDC: Target TDC is the sum of our CEO’s base salary, target short-term incentive opportunity, and target long-term incentive opportunity, as disclosed in the CD&A (of this proxy and relevant past proxies).

Realizable TDC: Realizable TDC is the sum of our CEO’s actual earned base salary, actual short-term incentive earned, and equity award values based on the number of shares granted multiplied by the closing stock price per share on the last day of fiscal year 2023 (note: given the performance periods for PSUs granted in fiscal years 2022 and 2023 are not yet complete, the target amount of PSUs are used to calculate PSU award values).

COMPENSATION AND RISK

We do not believe that our compensation policies and practices are reasonably likely to have a material adverse effect. We have taken steps to ensure our executive compensation program does not incentivize risk inconsistent with the Company’s risk appetite. There are several ways we currently manage compensation risks:

•        appoint a Committee composed entirely of independent directors to oversee the executive compensation program;

•        award a mix of deferred equity compensation encouraging a focus on long-term performance versus short-term results and retention of key executive talent; and

•        disclose executive compensation to stakeholders.

CONSIDERATION OF MOST RECENT STOCKHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, at our 2021 Annual Meeting of Stockholders our stockholders voted, in an advisory manner, on a proposal to approve our named executive officer compensation. This was our most recent stockholder advisory vote to approve named executive officer compensation. The proposal was approved by our stockholders, receiving approximately 84.53% of the vote of the stockholders who voted on this item. Proposal

Workhorse Group	41	2024 Proxy Statement

number 3 in this proxy statement is an advisory vote on the frequency of voting on the NEO’s compensation. The Board recommends an annual say-on-pay vote, consistent with market practice. We also engage in off-season outreach to our stockholders.

HUMAN RESOURCE MANAGEMENT AND COMPENSATION COMMITTEE REPORT

The Committee has reviewed and discussed the foregoing compensation discussion and analysis with Company management. Based on that review and those discussions, the Committee recommended to the Board that the compensation discussion and analysis be included in the Company’s Form 10-K for the year ended December 31, 2023, and this proxy statement.

Respectfully submitted by the Human Resource Management and Compensation Committee,

Pamela S. Mader, Chair
Austin Scott Miller
Raymond Chess
Brandon Torres Declet

SUMMARY COMPENSATION TABLE

The following summary compensation table sets out details of compensation paid to (a) our principal executive officer; (b) each of our two most highly compensated executive officers who served as executive officers during the fiscal year ended December 31, 2023; and (c) up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the year ended December 31, 2023.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)(1)	STOCK AWARDS ($)(2)	OPTION AWARDS ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION ($)(4)	TOTAL ($)
Richard F. Dauch	2023	974,616	—	2,252,477	—	—	—	161,081	3,388,174
Chief Executive Officer and Director	2022	1,000,000	—	6,418,318	—	937,500	—	142,302	8,498,120
	2021	442,250	1,250,000	11,602,500	3,000,000	11,998	—	38,403	16,345,151
Robert M. Ginnan	2023	400,005	—	471,684	—	—	—	35,100	906,788
Chief Financial Officer	2022	392,312	50,000	1,220,199	—	218,800	—	32,185	1,913,496
James D. Harrington	2023	375,003	—	442,205	—	—	—	153,053	970,262
General Counsel, Chief Compliance Officer, and Secretary	2022	375,003	100,000	722,068	—	225,000	—	138,904	1,560,975
	2021	164,558	200,000	1,555,263	—	7,714	—	27,538	1,955,073

1.    The amounts shown for 2022 for Mr. Ginnan and Mr. Harrington reflect a discretionary bonus for exceptional performance awarded in 2023 for work done in 2022.

2.    The amounts shown represent the aggregate grant date fair value of the award computed in accordance with FASB ASC Topic 718 to each of our Named Executive Officers. Additional information regarding the award can be found in “Compensation Discussion and Analysis — Long-Term Incentive Plan (Equity)” on page 39. Due to clerical error in the prior year proxy statement, this amount has been corrected in this Proxy Statement.

3.    The amounts shown for 2022 represent the payout received in 2023 for performance in 2022 for our Short-Term Incentive Plan.

4.    The following table summarizes the amounts shown in the All Other Compensation Column.

NAME	EMPLOYER 401K MATCH ($)	EMPLOYER PAID HEALTH PREMIUMS ($)	EMPLOYER PAID GROUP TERM LIFE INSURANCE PREMIUMS ($)(I)	EMPLOYER PAID HOUSING & RELOCATION ($)	TAX OFFSET ($)(II)	OTHER ($)	TOTAL ($)
Richard F. Dauch	9,000	9,978	649	77,695	63,759	—	161,081
Robert M. Ginnan	19,792	14,659	649	—	—	—	35,100
James D. Harrington	19,676	18,890	649	58,503	55,334	—	153,053
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i.       Amounts reflect the dollar value of premiums paid by the Company for life insurance in an amount equal to $100,000. Employees may purchase additional life insurance at the employee’s expense. Any additional life insurance the employee may purchase through the Company is payroll deducted.

ii.      We provide tax benefits to employees who relocate or spend a significant amount of time at one of our Company’s offices away from their typical work location.

GRANTS OF PLAN-BASED AWARDS

The following table provides information regarding grants of share-based awards to the Named Executive Officers in 2023:

			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	ALL OTHER OPTION: AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/SH)	GRANT DATE FAIR VALUE OF STOCK AND OPTIONS AWARDS(1) ($)
NAME	AWARD TYPE	GRANT DATE(2)	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Richard F. Dauch	Restricted Stock	5/2/2023	—	—	—	—	—	—	1,485,149	—	—	1,321,783
	Performance Share Units – TSR	5/2/2023	—	—	—	247,525	495,050	990,100	—	—	—	930,694
	Performance Share Units – EBITDA(3)	5/2/2023	—	—	—	247,525	495,050	990,100	—	—	—	—
	Short-Term Incentive Plan(4)	2/22/2023	390,000	780,000	1,560,000	—	—	—	—	—	—	—
Robert M. Ginnan	Restricted Stock	2/22/2023	—	—	—	—	—	—	178,218	—	—	360,000
	Performance Share Units – TSR	5/2/2023	—	—	—	29,703	59,406	118,812	—	—	—	111,683
	Performance Share Units – EBITDA(3)	5/2/2023	—	—	—	29,703	59,406	118,812	—	—	—	—
	Short-Term Incentive Plan	2/22/2023	100,000	200,000	400,000	—	—	—	—	—	—	—
James D. Harrington	Restricted Stock	2/22/2023	—	—	—	—	—	—	167,080	—	—	337,502
	Performance Share Units – TSR	5/2/2023	—	—	—	27,847	55,694	111,387	—	—	—	104,704
	Performance Share Units – EBITDA(3)	5/2/2023	—	—	—	27,847	55,694	111,387	—	—	—	—
	Short-Term Incentive Plan	2/22/2023	93,750	187,500	375,000	—	—	—	—	—	—	—

1.    Represents the aggregate grant date fair value of the award computed in accordance with FASB ASC Topic 718.

2.    The awards were granted on February 22, 2023 conditional upon shareholder approval of the 2023 Long-Term Incentive Plan. In accordance with FASB ASC Topic 718, the grant date reflected in the table above represents the date the shareholder approval was obtained.

3.    In accordance with FASB ASC Topic 718, the grant date for the EBITDA Performance Share Units has not occurred until the three-year cumulative adjusted EBITDA target condition is known. As such, no grant date fair value has been determined.

4.    On November 13, 2023, Mr. Dauch voluntarily entered into an amendment to his employment agreement, which reduced his (1) base salary from $1,000,000 to $780,000, and (2) target cash bonus range from 125% to 200% of his base salary to 100% to 200% of his base salary.

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OUTSTANDING EQUITY AWARDS

The following table sets forth information with respect to the outstanding equity awards of our Named Executive Officers as of December 31, 2023:

	OPTION AWARDS					STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTIONS EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(1)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(1)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(1)
Richard F. Dauch	247,024	49,405	—	10.27	12/30/2031	166,667	60,000	250,000	90,000
						83,334	30,000	495,050	178,218
						770,077	277,228	990,100	356,436
						1,485,149	534,654

Robert M. Ginnan						50,000	18,000	59,406	21,386
						92,410	33,268	118,812	42,772
						178,218	64,158

James D.						33,334	12,000	36,197	13,031
Harrington						12,066	4,344	55,693	20,049
						86,634	31,188	111,388	40,100
						167,080	60,149

1.    The market value of unvested restricted stock is computed based on the $0.36 closing price per share of our common stock on December 29, 2023. Assumes outstanding performance share units are earned at target (100%). The performance share units can be earned between 0% and 200%.

Workhorse Group	44	2024 Proxy Statement

EMPLOYMENT AGREEMENTS AND POTENTIAL PAYMENTS ON CHANGE OF CONTROL AND TERMINATION

The Company has entered into employment agreements with each of its current named executive officers. These agreements define the position held by each named executive officer, as well as base salary level, eligibility to participate in the Company’s short- and long-term incentive programs and potential payments upon termination, including upon a Change of Control (as defined below). The Company’s entry into these agreements was conditioned upon each executive’s entry into a non-compete agreement and an assignment of intellectual property and confidentiality agreement in favor of the Company.

Under the terms of the employment agreements, each current named executive officer is entitled to certain payments in the event of a (1) Change of Control and (2) either (A) the Company’s termination of such named executive officer (except for Cause (as defined below)) or (B) the named executive officer’s departure for Good Reason (as such term is defined below). In such event, the Company has agreed to provide to each such named executive officer (1) a cash severance payment equal to (A) such named executive officer’s base salary for a period of 24 to 36 months, depending on the named executive officer, and (B) a cash bonus for the current year, which may be a prorated portion of such executive’s expected bonus amount for such year or a multiplier of up to 3 times such bonus amount, depending on the named executive officer, (2) acceleration of all such executive’s unvested, outstanding equity awards and (3) D&O Insurance coverage for 24 months.

In addition, each current named executive officer is entitled to certain payments in the event of an involuntary termination, which includes termination of such named executive officer by the Company without Cause or termination by such named executive officer for Good Reason, in either case when no Change of Control has occurred. In such an event, the Company has agreed to provide to each such named executive officer (1) a cash severance payment equal to (A) such named executive officer’s base salary for a period of 12 to 24 months, depending on the named executive officer and (B) a cash bonus for the current year, which may be a prorated portion of such executive’s expected bonus amount for such year or a multiplier of up to 1.5 times of such bonus amount, depending on the named executive officer, (2) prorated acceleration of such executive’s unvested, outstanding equity awards to the date of such triggering event, including a good faith determination by the Board of performance vesting conditions, and (3) D&O Insurance coverage for 24 months.

In the event of either a termination upon a Change of Control, without Cause or with Good Reason, cash payments are due from the Company in a lump sum within 30 days of the triggering event. In addition, Mr. Dauch is eligible for healthcare and life insurance benefits in a lump sum of $54,000.

In the event a named executive officer is terminated for Cause, the Company is required to pay all accrued amounts of base salary and previously granted and unpaid bonus, to the extent all conditions have been met. In addition, all equity vesting shall terminate immediately in connection with such event.

Each employment agreement defines a “Change of Control” as any of the following:

(a)     any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing fifty (50%) percent or more of (i) the outstanding shares of common stock of the Company, or (ii) the combined voting power of the Company’s outstanding securities;

(b)     the Company is party to a merger or consolidation, or series of related transactions, which results in the voting securities of the Company outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), directly or indirectly, more than fifty (50%) percent of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(c)     the sale or disposition of all or substantially all of the Company’s assets, or consummation of any transaction, or series of related transactions, having similar effect (other than to a subsidiary of the Company).

Each employment agreement defines as “Cause” as any of the following:

(a)     the officer substantially failed to perform his duties or to follow the lawful written directions of the Board (other than any such failure resulting from incapacity due to physical or mental illness);

Workhorse Group	45	2024 Proxy Statement

(b)     the officer engaged in willful misconduct or incompetence that is materially detrimental to the Company or any of its affiliates;

(c)     the officer failed to comply with the Employee Invention Assignment & Confidentiality Agreement, the Company’s insider trading policy, the officer’s non-compete agreement or any other policies of the Company where noncompliance would be materially detrimental to the Company or any of its affiliates; or

(d)     the officer’s conviction of or plea of guilty or nolo contendere to a felony or crime involving moral turpitude (excluding drunk driving unless combined with other aggravating circumstances or offenses), or the officer’s commission of any embezzlement, misappropriation, or fraud, whether or not related to the officer’s employment with the Company or any of its affiliates.

Each employment agreement defines “Good Reason” as the occurrence of any of the following without such officer’s consent:

(a)     A reduction in the officer’s Base Salary or target Cash Bonus opportunity as a percentage of Base Salary; provided, however, that this Subsection, except in the event of a one-time reduction in the officer’s Base Salary or target Cash Bonus opportunity as part of a Company-wide or executive team-wide cost-cutting measure or Company-wide or executive team-wide cutback as a result of overall Company performance.

(b)     The failure of the Company (i) to continue to provide the officer an opportunity to participate in any benefit or compensation plans provided to employees who hold positions with the Company comparable to the officer’s position, (ii) to provide the officer all other fringe benefits (or the equivalent) in effect for the benefit of any employee group which includes any employee who hold a position with the Company comparable to the officer’s position, where in the event of a Change of Control, such comparison shall be made relative to the period immediately prior to the public announcement of such Change of Control; or (iii) to continue to provide director’s and officers’ insurance, in each case if such failure causes a material reduction in the officer’s overall compensation and benefits package.

(c)     A material breach of the agreement by the Company including, in the event of a Change of Control, the failure of any successor to assume and agree to perform the obligations under the agreement in the same manner and to the same extent that the Company would be required to perform such obligations if no succession had taken place, except where such assumption occurs by operation of law.

(d)     A material, adverse change in the officer’s authority, duties, or responsibilities (other than temporarily while the officer is physically or mentally incapacitated or as required by applicable law), taking into account the Company’s size, status as a public company, and capitalization as of the effective date of the agreement, other than a change to a position that is a substantive functional equivalent.

(e)     A change in the officer’s principal place of employment that is greater than 75 miles from the officer’s principal place of employment as set forth in the agreement or, if his principal place of employment shall have been changed with his express or implied consent, a change to a principal place of employment other than such consented place, other than a change directed by the officer.

The summaries of these employment agreements are qualified in their entirety by the copies of these agreements filed as exhibits to the Company’s Form 10-K for the year ended December 31, 2023.

NO PENSION BENEFITS

The Company does not maintain any plan that provides for payments or other benefits to its executive officers at, following or in connection with retirement and including, without limitation, any tax-qualified defined benefit plans or supplemental executive retirement plans.

NO DEFERRED COMPENSATION

The Company does not maintain any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Workhorse Group	46	2024 Proxy Statement

PAY RATIO DISCLOSURE

The fiscal year 2023 total annual compensation of our Chief Executive Officer, Richard F. Dauch, was $3,388,174. The annual total compensation of our median compensated employee (other than our Chief Executive Officer) was $72,897. This resulted in a ratio of 46 to 1. To identify the median employee, we took into account the total taxable income earned by our employees in 2023, excluding Mr. Dauch, as of December 31, 2023. We annualized compensation for employees who did not work the entire year. The pay ratio reported above is a reasonable estimate calculated in a manner consistent with the SEC rules based on our internal records and the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s total taxable income allows companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

SEC rules provide that we may use the same median employee for three years before identifying a new median employee provided that during our last completed fiscal year there has been no change in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change to our pay ratio disclosure. We do believe there has been significant amount of change in the past fiscal year to warrant recalculating and identifying a new median employee.

•        We used December 31, 2023 as the date to determine our workforce for purposes of determining the median compensated employee. As of December 31, 2023, our workforce consisted of approximately 295 employees all inside the United States.

•        In determining the median employee compensation (other than our CEO’s compensation), we used total taxable income of each employee as of December 31, 2023.

•        The total taxable income for employees who were on leave and received compensation in 2023 and employees who did not work the full fiscal year was annualized.

PAY VERSUS PERFORMANCE TABLE

Fiscal Year (a)	Summary Compensation Table Total for Mr. Dauch (b)	Compensation Actually Paid to Mr. Dauch (c)	Summary Compensation Table Total for Mr. Hughes (d)	Compensation Actually Paid to Mr. Hughes (e)	Average Summary Compensation Table Total for Non-CEO NEOs (f)	Average Compensation Actually Paid to Non-CEO NEOs (g)	Value of Initial Fixed $100 Investment Based On:	NET INCOME ($MM) (I)
							Workhorse Group Total Shareholder Return (h)
2023	$3,388,174	($409,935)	—	—	$938,525	$310,246	$1.82	($123.9)
2022*	$8,498,120	($376,377)	—	—	$1,737,235	$773,011	$7.68	($117.3)
2021*	$16,345,151	$9,024,116	$1,390,373	($3,433,936)	$1,080,326	$179,182	$22.04	($401.3)

*       Note: Per disclosure in Summary Compensation Table section of this proxy statement, Summary Compensation Table values for 2022 and 2021 were updated. See Summary Compensation Table for further information.

1.       Our CEO, Richard Dauch, served as our Principal Executive Officer in 2023, 2022, and for 5 months in 2021. Duane Hughes served as Principal Executive Officer for 7 months and as non-CEO contractor for two additional months in 2021. Our other NEOs (“Non-CEO NEOs”) included:

a.      For 2023 and 2022, Robert Ginnan (who joined the Company as of January 4, 2022) and James Harrington

b.      For 2021, Greg Ackerson, James Harrington (who served 4.5 months in 2021), John Graber, Joshua Anderson (who served 3.5 months in 2021) and Steve Schrader (who served for 9 months in 2021)

Workhorse Group	47	2024 Proxy Statement

2.       The values included in columns (c), (e) and (g) for the Compensation Actually Paid to our CEOs and the average Compensation Actually Paid to our non-CEO NEOs reflect the following adjustments:

Fiscal Year	Executives	SCT (a)	Grant Date Value of New Awards (b)	Year End Value of New Awards (i)	Change in Value of Outstanding and Unvested Awards Granted in Prior Fiscal Years (ii)	Change in Value of Vested Awards Granted in Prior Fiscal Years (iii)	Fair Value of Vested Awards Granted and Vested in Current Fiscal Year (iv)	Fair Value at Start of Fiscal Year of Awards That Failed to Meet Vesting Conditions (v)	Value of Dividends Paid on Equity Awards not Reflected in Fair Value (vi)	Total Equity Award Adjustments (c) = (i) + (ii) + (iii) + (iv) + (v) + (vi)	CAP (d) = (a)-(b)+(c)
2023	PEO	$3,388,174	$2,252,477	$935,644	($2,530,266)	$48,989	$0	$0	$0	($1,545,632)	($409,935)
	Non-CEO NEOs	$938,525	$456,945	$108,769	($284,897)	$4,794	$0	$0	$0	($171,334)	$310,246
2022	PEO	$8,498,120	$6,418,318	$3,152,756	($5,245,321)	($363,614)	$0	$0	$0	($2,456,179)	($376,377)
	Non-CEO NEOs	$1,737,235	$971,133	$386,283	($369,510)	($31,531)	$21,667	$0	$0	$6,909	$773,011
2021	PEO (Current)	$16,345,151	$14,602,500	$7,281,465	$0	$0	$0	$0	$0	$7,281,465	$9,024,116
	PEO (Former)	$1,390,373	$150,000	$0	$0	($446,950)	$92,587	($4,319,947)	$0	($4,674,310)	($3,433,936)
	Non-CEO NEOs	$1,080,326	$711,628	$340,005	($90,491)	($89,883)	$24,003	($373,150)	$0	($189,516)	$179,182

PAY VERSUS PERFORMANCE RELATIONSHIP

The following comparisons describe the relationships between the amounts included in the Pay versus Performance Table for each of 2023, 2022 and 2021, including a comparison of Compensation Actually Paid to each of the CEOs and the average Compensation Actually Paid to our non-CEO NEOs, and each of the performance measures set forth in columns (h) and (i) of the Pay versus Performance Table.

Compensation Actually Paid vs. Total Shareholder Return
Compensation Actually Paid ($MM)
Value of $100 Investment from 12/31/2020
$10
$8
$6
$4
$2
$0
($2)
($4)
$50
$40
$30
$20
$10
$0
($10)
($20)
$9.02
$0.18
($3.43)
$22.04
($0.38)
$0.77
$7.68
($0.41)
$0.31
$1.82
FY 2021
FY 2022
FY 2023
Mr. Dauch CAP ($MM)
Average Non-CEO NEO CAP ($MM)
Mr. Hughes CAP ($MM)
WKHS TSR

Workhorse Group	48	2024 Proxy Statement

Compensation Actually Paid vs. GAAP Net Income
$12
$10
$8
$6
$4
$2
$0
-$2
-$4
-$6
$0
($50)
($100)
($150)
($200)
($250)
($300)
($350)
($400)
($450)
Compensation Actually Paid ($MM)
Net Income ($MM)
$9.02
$0.18
($3.43)
($401.3)
($117.3)
($123.9)
($0.38)
$0.77
($0.41)
$0.31
FY 2021
FY 2022
FY 2023
Mr. Dauch CAP ($MM)
Average Non-CEO NEO CAP ($MM)
Mr. Hughes CAP ($MM)
Net Income ($MM)

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table shows, as of March 15, 2024, information regarding outstanding awards available under our compensation plans (including individual compensation arrangement) under which our equity securities may be delivered:

PLAN CATEGORY	(A) NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	(B) WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(4)	(C) NUMBER OF SECURITIES AVAILABLE FOR FUTURE ISSUANCE (EXCLUDING SHARES IN COLUMN (A)
Equity compensation plans approved by security holders:
2017 Stock Plan(1)	195,447	—	348,391
2019 Stock Plan(2)	1,438,023	10.27	119,168
2023 Long-Term Incentive Plan(3)	1,700,108	—	2,499,241
Total	3,333,578		2,966,800

1.    Represents 195,447 performance share units assuming target (100%) level performance. The performance share units can be earned between 0% and 200%. In general, these units are settled in cash. At the option of Workhorse, the performance share units may be settled in shares subject to availability of shares for issuance under the applicable plan.

Workhorse Group	49	2024 Proxy Statement

2.    Includes 197,618 shares of stock issuable upon the exercise of outstanding options. Also includes 1,141,594 performance share units assuming target (100%) level performance. The performance share units can be earned between 0% and 200%. In general, these units are settled in cash. At the option of Workhorse, the performance share units may be settled in shares subject to availability of shares for issuance under the applicable plan.

3.    Represents 1,700,107 performance share units assuming target (100%) level performance. The performance share units can be earned between 0% and 200%. In general, these units are settled in cash. At the option of Workhorse, the performance share units may be settled in shares subject to availability of shares for issuance under the applicable plan.

4.    The weighted average exercise price does not take into account the shares issuable upon vesting of outstanding performance unit awards, which have no exercise price.

Workhorse Group	50	2024 Proxy Statement

PROPOSAL NO. 3 Approve, on an Advisory Basis, the Frequency of Voting on Named Executive Officer Compensation

In accordance with the Section 14A of the Exchange Act and the related SEC rules, we are seeking the input of our stockholders on the frequency of future stockholder advisory votes on the compensation of our NEOs. In particular, we are asking whether the advisory vote should occur every three years, every two years or every year.

Currently, we conduct non-binding advisory votes of our stockholders to approve the compensation of our NEOs every three years. After careful consideration, the Board is of the opinion that stockholder voting on executive compensation should be held every year. We view the manner in which we compensate our executive officers as an essential part of our strategy for achieving sustainable economic growth. We believe that such a vote should be conducted every year so that stockholders may annually express their views on our executive compensation.

While the Board recommends voting on executive compensation every year, stockholders are not voting to approve or disapprove the Board’s recommendation. Rather, stockholders are being provided with the opportunity to cast an advisory vote through the resolution set forth below, on whether the advisory vote on executive compensation should occur every one, two or three years, or to abstain from voting on the matter.

“RESOLVED, that the Company’s stockholders determine, on an advisory basis, whether the advisory vote on executive compensation of the NEOs as set forth in the Company’s proxy statements should occur every three years, every two years or every year.”

As an advisory vote, this proposal is not binding on the Company, the Board, or the Human Resource Management and Compensation Committee. However, the Human Resource Management and Compensation Committee and the Board value the opinions expressed by our stockholders and will consider the outcome of the vote in determining the frequency of future advisory votes on the compensation of our named executive officers.

It is expected that the next advisory vote on frequency will occur at the 2030 Annual Meeting of Stockholders.

The Company asks that you support a frequency period of every one year (an annual vote) for future non-binding stockholder votes on the compensation of our named executive officers.

REQUIRED VOTE

Stockholders may cast their advisory vote to conduct advisory votes on executive compensation every “1 YEAR,” “2 YEARS,” or “3 YEARS,” or they may “ABSTAIN”. The frequency that receives the highest number of votes cast will be deemed to be the frequency selected by our stockholders. Stockholders are not voting to approve or disapprove the Board’s recommendation.

Recommendation

Our Board recommends a vote “FOR”, by advisory vote, the frequency of every one year for the advisory vote on the Company’s Executive Compensation Program.
Workhorse Group	51	2024 Proxy Statement

PROPOSAL NO. 4
Approve, pursuant to Nevada Revised Statutes 78.2055, a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-10 and 1-for-20, at any time prior to August 30, 2024, to be determined at the discretion of the Board of Directors, for the purpose of complying with the Nasdaq Listing Rules, subject to the Board’s discretion to abandon such reverse stock split.

Background

Our Board has unanimously adopted resolutions approving a proposal to effect a reverse split of all our outstanding shares of Common Stock, at a ratio between 1-for-10 and 1-for-20, to be determined at the discretion of the Board (the “Reverse Split”), for the purpose of complying with the Nasdaq Listing Rules, subject to the Board’s discretion to abandon such Reverse Split. If this proposal is approved, the Board may decide not to effect the Reverse Split if it determines that it is not in the best interests of the Company to do so. The Board does not currently intend to seek re-approval of the Reverse Split for any delay in implementing the Reverse Split unless the Reverse Split has not been effected on or before August 30, 2024 (the “Authorized Period”). If the Board determines to implement the Reverse Split, it will become effective as of the date and time determined by our Board of Directors and specified in the resolutions approving the Reverse Split.

Purpose of the Reverse Split

The primary purpose of the Reverse Split, if implemented, would be to potentially increase the market price of our Common Stock so that we can meet certain Nasdaq listing requirements, including the minimum bid price rule in connection with Nasdaq continued listing requirements set forth in Nasdaq Listing Rule 5550(a)(2).

Workhorse Group	52	2024 Proxy Statement

On September 22, 2023, we received a deficiency letter from Nasdaq indicating that, based on our closing bid price for the last 30 consecutive business days, we did not comply with the minimum bid price requirement of $1.00 per share, as set forth in Nasdaq Listing Rule 5550(a)(2). The notification had no immediate effect on the listing of our Common Stock on Nasdaq. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we were provided a compliance period of 180 calendar days, which expired on March 20, 2024, to regain compliance with the minimum closing bid price requirement for continued listing. On March 21, 2024, we were provided with an additional 180-day compliance period to regain compliance with the minimum closing bid price for continued listing, which will expire on September 16, 2024. In order to regain compliance, the minimum closing bid price per share of our Common Stock must be at least $1.00 for a minimum of ten consecutive business days prior to September 16, 2024. While we continue to seek alternative options, the Reverse Split is being proposed in order to possibly increase the market price of our Common Stock to satisfy the $1.00 minimum closing bid price required to try to avoid the delisting of our Common Stock from the Nasdaq, if necessary.

As of April 2, 2024, the last reported closing price of our Common Stock was $0.2132. A delisting of our Common Stock may materially and adversely affect a holder’s ability to dispose of, or to obtain accurate quotations as to the market value, of, our Common Stock. In addition, any delisting may cause our Common Stock to be subject to “penny stock” regulations promulgated by the SEC. Under such regulations, broker-dealers are required to, among other things, comply with disclosure and special suitability determinations prior to the sale of shares of common stock. If our Common Stock becomes subject to these regulations, the market price of our Common Stock and the liquidity thereof could be materially and adversely affected. Reducing the number of outstanding shares of our Common Stock should, absent other factors, increase the per share market price of our Common Stock, although we cannot provide any assurance that our minimum bid price would remain above the minimum bid price requirement of Nasdaq, or that this theoretical increase would indeed occur. Accordingly, we believe that approval of the Reverse Split in the Board’s discretion is in the Company’s and our stockholders’ best interests.

We also believe that the Reverse Split could enhance the appeal of our Common Stock to the financial community, including institutional investors, and the general investing public. We believe that a number of institutional investors and investment funds are reluctant to invest in lower-priced securities and that brokerage firms may be reluctant to recommend lower-priced stock to their clients, which may be due in part to a perception that lower-priced securities are less promising as investments, are less liquid in the event that an investor wishes to sell its shares, or are less likely to be followed by institutional securities research firms and therefore to have less third-party analysis of the Company available to investors. In addition, certain institutional investors or investment funds may be prohibited from buying stocks whose price is below a certain threshold. We believe that the reduction in the number of issued and outstanding shares of Common Stock caused by the Reverse Split, together with the anticipated increased stock price immediately following and resulting from the Reverse Split, may encourage interest and trading in our Common Stock and thus possibly promote greater liquidity for our stockholders, thereby resulting in a broader market for the Common Stock than that which currently exists.

Reducing the number of outstanding shares of our Common Stock through the Reverse Split is intended, absent other factors, to theoretically increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after the Reverse Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before such Reverse Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Split may be lower than the total market capitalization before the Reverse Split.

We cannot be sure that our share price will comply with the requirements for continued listing of our Common Stock on Nasdaq in the future or that we will comply with the other continued listing requirements. If our Common Stock loses its status on Nasdaq, we believe that our Common Stock would likely be eligible to be quoted on an inter-dealer electronic quotation and trading system operated by OTC Markets Group. These markets are generally considered to be less efficient than, and not as accessible as, Nasdaq. Selling our Common Stock on these markets could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, in the event that our Common Stock is delisted, broker-dealers have certain regulatory burdens imposed upon them, which may discourage them from effecting transactions in our Common Stock, further limiting the liquidity of our Common Stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our Common Stock.

Workhorse Group	53	2024 Proxy Statement

A delisting from Nasdaq and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through equity or debt financing, and could significantly increase the ownership dilution to stockholders caused by our issuing equity in financing or other transactions. There are risks associated with the Reverse Split, including that the Reverse Split may not result in a sustained increase in the per share price of our Common Stock.

We cannot predict whether the Reverse Split will increase the market price for our Common Stock on a sustained basis, if at all. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•        the market price per share of our Common Stock after the Reverse Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Split, if it increases at all;

•        the Reverse Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks; or

•        the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq, or that we will otherwise meet the requirements of Nasdaq for continued inclusion for trading on Nasdaq.

The market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split.

Board Discretion to Implement the Reverse Split

If this proposal is approved by the Company’s stockholders, the Board will have the authority, in its sole determination without any further action necessary by the stockholders, to effect the Reverse Split during the Authorized Period at a ratio set forth in the above range, as determined by the Board. The Board may, in its sole determination, choose to not effect the Reverse Split. The Board believes that granting this discretionary authority provides the Board with maximum flexibility to react to prevailing market conditions and future changes to the market price of our Common Stock, and therefore better enables it to act in the best interests of the Company. In addition to the Reverse Split, the Board is also pursuing other alternatives that may enable the Company to meet the requirements for continued listing of our shares of Common Stock on Nasdaq. In exercising its discretion, the Board may consider the following factors:

•        the historical trading price and trading volume of our Common Stock;

•        the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Split on the trading market for our Common Stock; and

•        the prevailing general market and economic conditions.

At the close of business on March 15, 2024, the Company had 314,606,266 shares of Common Stock issued and outstanding. Following the effectiveness of the Reverse Split, if implemented, at a 1-for-10 ratio, the Company would have approximately 31,460,627 shares of Common Stock issued and outstanding (without giving effect to the treatment of fractional shares or any issuances of Common Stock after March 15, 2024) following the Reverse Split and at a 1-for-20 ratio, the Company would have approximately 15,730,313 shares of Common Stock issued and outstanding (without giving effect to the treatment of fractional shares or any issuances of Common Stock after March 15, 2024) following the Reverse Split. The actual number of shares of Common Stock outstanding after giving

Workhorse Group	54	2024 Proxy Statement

effect to the Reverse Split will depend on the ratio that is ultimately selected by the Board, and the number of shares of Common Stock outstanding at the time the Reverse Split is effected. The Company does not expect the Reverse Split to have any economic effect on stockholders, warrant holders, debt holders or holders of options, except to the extent the Reverse Split results in fractional shares as discussed below.

Procedure for Effecting the Reverse Split

Subject to the stockholder approval, if the Board decides to implement the Reverse Split, the Board will effect the split at a ratio between 1-for-10 and 1-for-20, to be determined at the discretion of the Board. The proposed Reverse Split would become effective as of the date and time determined by our Board of Directors and specified in the resolutions approving the actual Reverse Stock Split, which time we refer to in this Proposal 3 as the Effective Time. Effective as of the Effective Time, shares of common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a lesser number of new shares of our common stock in accordance with the Reverse Split ratio determined by our Board of Directors. No further action on the part of the Company’s stockholders would be required and all shares of our Common Stock that were issued and outstanding immediately prior thereto would automatically be converted into new shares of our Common Stock based on the Reverse Split exchange ratio. As soon as practicable after the effective date of the Reverse Split, stockholders of record on the record date for the implemented Reverse Split would receive a letter from our transfer agent asking them to return the outstanding certificates representing our pre-split shares, which would be cancelled upon receipt by our transfer agent, and new certificates representing the post-split shares of our Common Stock would be sent to each of our stockholders. We will bear the costs of the issuance of the new stock certificates.

Effects of the Reverse Split

If the Reverse Split is approved by the stockholders and implemented by the Board, the principal effect will be to proportionately decrease the number of outstanding shares of Common Stock based on the split ratio. Shares of our Common Stock are currently registered under Section 12(b) of the Exchange Act, and the Company is therefore subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split will not affect the registration of our Common Stock with the SEC or Nasdaq, where the Common Stock is traded. Following the Reverse Split, our Common Stock would continue to be listed on Nasdaq, assuming the Company’s compliance with the other continued listing standards of Nasdaq, although the shares will receive a new CUSIP number.

Proportionate voting rights and other rights of the holders of shares of our Common Stock will not be affected by the Reverse Split, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares immediately prior to the effectiveness of the Reverse Split will generally continue to hold 2% of the voting power of the outstanding Common Stock after the Reverse Split. The number of stockholders of record will not be affected by the Reverse Split, other than as a result of the treatment of fractional shares as described below.

The table below illustrates the number of shares of Common Stock authorized for issuance following the Reverse Split, the approximate number of shares of Common Stock that would remain outstanding following the Reverse Split, and the number of unreserved shares of Common Stock available for future issuance following the Reverse Split. The information in the following table is based on 314,606,266 shares of Common Stock issued and outstanding as of March 15, 2024 and 74,796,501 shares reserved for future issuance as of March 15, 2024.

Proposed Ratio	Number of Shares of Common Stock Authorized	Approximate Number of Shares of Common Stock Outstanding	Approximate Number of Unreserved Shares of Common Stock Available for Future Issuance
1-for-10(1)	450,000,000	31,460,627	343,742,872
1-for-20(1)	450,000,000	15,730,313	359,473,186

1.    All share numbers are rounded up to the nearest whole share but otherwise do not reflect the potential effect of rounding up for fractional shares that may result from the Reverse Split, which is subject to the Board’s discretion to instead pay cash in lieu of any fractional shares.

Workhorse Group	55	2024 Proxy Statement

As reflected in the table above, the number of authorized shares of our Common Stock will not be reduced by the Reverse Split. Accordingly, the Reverse Split will have the effect of creating additional unissued and unreserved shares of our Common Stock. These additional shares may be used by us for various purposes in the future without further stockholder approval (subject to applicable Nasdaq listing rules), including, among other things: (i) raising capital necessary to fund our future operations, including through the use of our at-the-market offering program, (ii) providing equity incentives to our employees, officers, directors and consultants, (iii) entering into collaborations and other strategic relationships and (iv) expanding our business through the acquisition of other businesses or products.

Effect of the Reverse Stock Split on the Company’s 2023 Long-Term Incentive Plan, Warrants and Convertible or Exchangeable Securities

Based upon the split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Split as was the case immediately preceding such split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the ratio determined by the Board, subject to our treatment of fractional shares.

The number of shares available under the Company’s 2023 Long-Term Incentive Plan will not be adjusted in connection with the Reverse Split. Accordingly, following the effective time of the Reverse Split, there will be an increase in the number of available shares of our Common Stock available for future awards.

Additional shares of Common Stock, if issued in connection with an equity award, would have a dilutive effect upon the percentage of equity of the Company owned by our present stockholders.

Accounting Matters

The Reverse Split will not affect the par value of our Common Stock per share, which will remain $0.001 par value per share. As a result, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Effective Date

The Reverse Split would become effective as of the date and time determined by our Board of Directors and specified in the resolutions approving the actual Reverse Stock Split. On the effective date, shares of Common Stock issued and outstanding, in each case, immediately prior thereto, will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the ratio determined by the Board within the limits set forth in this proposal.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of Common Stock following the implementation of the Reverse Split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act and the implementation of the proposed Reverse Split will not cause the Company to go private.

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Treatment of Fractional Shares

No fractional shares would be issued if, as a result the Reverse Split, a registered stockholder would otherwise become entitled to a fractional share. Rather, either (i) fractional shares that would be created as a result of the Reverse Split will be rounded upward to the nearest whole share, or (ii) stockholders will receive cash equal to the market value of the fractional share, determined by multiplying such fraction by the closing sales price of the Common Stock as reported on the Nasdaq on the last trading day before the effective date of the Reverse Split (as adjusted to give effect to the Reverse Split), with such determination regarding the treatment of fractional shares to be made by the Board in its sole discretion prior to effecting the Reverse Split. The ownership of a fractional share will not give a stockholder any voting, dividend or other right except, to the extent the Board decides to pay cash in lieu of fractional shares, the right to receive the cash payment therefor. If a stockholder is entitled to a cash payment in lieu of any fractional share, a check will be mailed to the stockholder’s registered address as soon as practicable after the effective date of the Reverse Split. By signing and cashing the check, stockholders will warrant that they owned the shares of Common Stock for which they received such cash payment. To the extent the Board decides to round up fractional shares, share interests issued due to rounding will be given solely to save the expense and inconvenience of issuing fractional shares of Common Stock and will not represent separately bargained for consideration.

Book-Entry Shares

If the Reverse Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical share certificate), either as direct or beneficial owners, will have their holdings electronically adjusted by the Company’s transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Split.

Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from the Company’s transfer agent that indicates the number of shares owned in book-entry form.

Certificated Shares

If the Reverse Split is effected, stockholders holding certificated shares (i.e., shares represented by one or more physical share certificates) will receive a transmittal letter from the Company’s transfer agent promptly after the effectiveness of the Reverse Split. The transmittal letter will be accompanied by instructions specifying how stockholders holding certificated shares can exchange certificates representing the pre-split shares for a statement of holding.

Beginning after the effectiveness of the Reverse Split, each certificate representing shares of our pre-split Common Stock will be deemed for all corporate purposes to evidence ownership of post-split Common Stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Possible Effects of Additional Issuances of Common Stock

Following the effective time of the Reverse Split, there will be an increase in the number of authorized but unissued shares of our Common Stock. Under the Nevada Revised Statutes (the “NRS”), the Board can issue additional shares of Common Stock without further vote of our stockholders except as may be required in particular cases by our Articles of Incorporation, the NRS or other applicable law, regulatory agencies or Nasdaq Listing Rules. Stockholders do not have preemptive rights to subscribe to additional securities that we may issue, which means that current stockholders do not have a prior right thereunder to purchase any new issue of Common Stock, or securities that are convertible into Common Stock, in order to maintain their proportionate ownership interests in the Company.

Additional shares of Common Stock, if issued, would have a dilutive effect upon the percentage of equity of the Company owned by our present stockholders. The issuance of such additional shares of Common Stock might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company does not intend to pay any cash dividends on its Common Stock in the foreseeable future. In addition, the issuance of such additional shares of Common Stock, by reducing the percentage of equity of the Company owned by present stockholders, would reduce such present stockholders’ ability to influence the election of directors or any other action taken by the holders of Common Stock.

Workhorse Group	57	2024 Proxy Statement

In the future the Board could, subject to its fiduciary duties and applicable law, use the increased number of authorized but unissued shares of Common Stock to frustrate persons seeking to take over or otherwise gain control of our Company by, for example, privately placing shares with purchasers who might side with the Board in opposing a hostile takeover bid. Shares of Common Stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the Company’s bylaws or Articles of Incorporation would not receive the requisite vote. Such uses of the Common Stock could render more difficult, or discourage, an attempt to acquire control of the Company if such transactions were opposed by the Board. A result of the anti-takeover effect of the increase in the number of authorized shares of Common Stock could be that stockholders would be denied the opportunity to obtain any advantages of a hostile takeover, including, but not limited to, receiving a premium to the then current market price of our Common Stock, if the same was so offered by a party attempting a hostile takeover of our Company. The Company is not aware of any party’s interest in or efforts to engage in a hostile takeover attempt as of the date of this Proxy Statement.

Certain Material U.S. Federal Income Tax Consequences of a Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in a reverse stock split by a U.S. stockholder who holds the shares as a capital asset. This discussion is based on the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

For purposes of this summary, a “U.S. stockholder” refers to a beneficial owner of Common Stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. A non-U.S. holder of Common Stock is a stockholder who is not a U.S. stockholder.

This summary does not represent a detailed description of the U.S. federal income tax consequences to a stockholder in light of his, her or its particular circumstances. In addition, it does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or to any stockholder who may be subject to special tax rules, including, without limitation: (1) stockholders subject to the alternative minimum tax; (2) banks, insurance companies, or other financial institutions; (3) tax-exempt organizations; (4) dealers in securities or commodities; (5) regulated investment companies or real estate investment trusts; (6) traders in securities who elect to use a mark-to-market method of accounting for their securities holdings; (7) U.S. stockholders whose “functional currency” is not the U.S. dollar; (8) persons holding Common Stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (9) persons who acquire shares of Common Stock in connection with employment or other performance of services; (10) dealers and other stockholders who do not own their shares of Common Stock as capital assets; (11) U.S. expatriates, (12) foreign persons; (13) resident alien individuals; or (14) stockholders who directly or indirectly hold their stock in an entity that is treated as a partnership for U.S. federal tax purposes. Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax, or other tax consequences of the Reverse Split.

There can be no assurance that the Internal Revenue Service (the “IRS”) will not take a contrary position to the tax consequences described herein or that such position will be sustained by a court. In addition, U.S. tax laws are subject to change, possibly with retroactive effect, which may result in U.S. federal income tax considerations different from those summarized below. No opinion of counsel or ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the Reverse Split.

This discussion is for general information only and is not tax advice. All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the Reverse Split.

Workhorse Group	58	2024 Proxy Statement

Tax Consequences to the Company — We believe that the Reverse Split will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with the Reverse Split. In addition, we do not expect the Reverse Split to affect our ability to utilize our net operating loss carryforwards.

Tax Consequences to Stockholders — Stockholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of the Reverse Split, except to the extent of any cash received in lieu of a fractional share of Common Stock (which fractional share will be treated as received and then exchanged for cash), to the extent the Board decides to pay cash in lieu of any fractional shares. Each stockholder’s aggregate tax basis in the Common Stock received in the Reverse Split, including any fractional share treated as received and then exchanged for cash, should equal the stockholder’s aggregate tax basis in the Common Stock exchanged in the Reverse Split. In addition, each stockholder’s holding period for the Common Stock it receives in the Reverse Split should include the stockholder’s holding period for the Common Stock exchanged in the Reverse Split.

In general, a stockholder who receives cash in lieu of a fractional share of Common Stock pursuant to the Reverse Split should be treated for U.S. federal income tax purposes as having received a fractional share pursuant to the Reverse Split and then as having received cash in exchange for the fractional share and should generally recognize capital gain or loss equal to the difference between the amount of cash received and the stockholder’s tax basis allocable to the fractional share. Any capital gain or loss will generally be long term capital gain or loss if the stockholder’s holding period in the fractional share is greater than one year as of the effective date of the Reverse Split. Special rules may apply to cause all or a portion of the cash received in lieu of a fractional share to be treated as dividend income with respect to certain stockholders who own more than a minimal amount of Common Stock (generally more than 1%) or who exercise some control over the affairs of the Company. Stockholders should consult their own tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

No Right of Dissent or Appraisal

Under NRS 92A.300 to 92A.500, inclusive, under certain circumstances, stockholders of a Nevada corporation may be entitled to dissent and demand payment of the fair value of such stockholder’s shares in the event of certain corporate actions, including reverse stock splits of a class or series held without correspondingly decreasing the number of authorized shares of the same class or series if money will be paid or scrip will be issued to stockholders who in the aggregate hold one percent or more of the outstanding shares of the affected class or series, and would otherwise be entitled to receive a fraction of a share in the exchange of their outstanding shares.

However, there is no such right of dissent for holders of a class or series of stock that is a “covered security” under Section 18(b)(1)(A) or (B) of the Securities Act. Our Common Stock is listed on the Nasdaq Capital Market, a national securities exchange, making it a “covered security” within the meaning of Section 18(b)(1)(A) of the Securities Act. Therefore, the holders of Common Stock will not have the right under the NRS to dissent from, or demand payment for their shares in connection with, Proposal No. 4, and we will not independently provide our stockholders with such a right.

REQUIRED VOTE

The Reverse Split would be effectuated pursuant to NRS 78.2055, which was amended by the Nevada Legislature effective May 30, 2023, pursuant to Assembly Bill No. 126. Pursuant to such amendment, the Reverse Split will be approved, in accordance with our second amended and restated bylaws, by a vote of a majority of the shares of the Company’s common stock present in person or represented by Proxy at the Annual Meeting.

Recommendation

Our Board unanimously recommends a vote “FOR” the approval of the reverse split, at the discretion of the Board.
Workhorse Group	59	2024 Proxy Statement

PROPOSAL NO. 5
Approve, for the purposes of Nasdaq Listing Rule 5635(D), the proposed issuance of the maximum number of shares of our common stock underlying our (A) senior secured convertible notes and (B) warrants to purchase common stock.

Overview

On March 15, 2024, the Company entered into a securities purchase agreement, a form of which is attached hereto as Appendix A (the “Securities Purchase Agreement”), with an institutional investor (the “Investor”) under which the Company agreed to issue and sell pursuant to the Company’s Indenture, dated December 27, 2023 between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), and a Second Supplemental Indenture to be entered into between the Company and the Trustee (collectively, the “Indenture”), in one or more registered public offerings by the Company directly to the Investor (the “Offering”), (i) senior secured convertible notes for up to an aggregate principal amount of $139,000,000, a form of which is attached hereto as Appendix B (the “Notes”), that following issuance are convertible into shares of our Common Stock and (ii) warrants to purchase shares of Common Stock, a form of which is attached hereto as Appendix C (the “Warrants”), in multiple tranches over a period beginning on March 15, 2024 (the “Initial Closing Date”). On the Initial Closing Date, the Company issued and sold to the Investor a (i) Note in the original principal amount of $9,000,000 (the “Initial Note”) and (ii) Warrant to purchase up to 31,992,890 shares of Common Stock (the “Initial Warrant”). The offering of the Initial Note and Warrant was made pursuant to the filing of a prospectus supplement on March 15, 2024 under the Company’s registration statement on Form S-3 (Reg. No. 333-273357), declared effective by the SEC on July 28, 2023.

Upon our filing of one or more additional prospectus supplements, and our satisfaction of certain other conditions, the Securities Purchase Agreement contemplates additional closings of up to $130 million in aggregate principal amount of additional notes (“Additional Notes”) pursuant to the Securities Purchase Agreement. At any such additional closings, we will issue to the Investor additional warrants (“Additional Warrants”) to purchase a number of shares of our common stock equal to equal to 80% of the number of shares issuable upon conversion of the Additional Notes to be issued at such closing calculated at the Alternate Conversion Price (as defined below) then in effect, assuming conversion occurs on the trading day immediately prior to the applicable closing date. The Additional Warrants will be issued at an exercise price equal to the lower of (i) $0.50 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events), (ii) 140% of the closing bid price of our common stock on the trading day immediately prior to the applicable additional closing date or (iii) in certain circumstances, the exercise price of the Initial Warrant.

Upon satisfaction of the applicable conditions, the Company may require the Investor to purchase the first $55 million principal amount of Additional Notes and the related Additional Warrants with each tranche following the issuance of the first tranche of Additional Notes and related Additional Warrants occurring at any time on or after the later of (x) 60 trading days after the issuance of the initial Notes or the preceding tranche (as applicable) and (y) the date no

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Notes remain outstanding; provided, however, the Company may require the Investor to purchase up to an additional $7 million out of the $55 first million in principal amount of Notes and related Warrants 30 trading days following the Initial Closing. Thereafter, $25 million principal amount of Additional Notes and the related Additional Warrants may be issued by the Company and purchased by the Investor at the Company’s option, upon satisfaction of the applicable conditions. Thereafter, $50 million principal amount of Additional Notes and the related Additional Warrants may be issued by the Company and purchased by the Investor at the Investor’s option, subject to the applicable conditions.

Under the Securities Purchase Agreement, we agreed within 75 days of the Initial Closing (the “Stockholder Approval Deadline”) to seek stockholder approval of this Offering under Nasdaq Listing Rule 5635(d) to permit issuance of greater than 19.99% of the Company’s outstanding shares of Common Stock as of date of the Securities Purchase Agreement at a price less than the Minimum Price (as defined below) (the “Stockholder Approval”). Prior to the receipt of the Stockholder Approval, no Note may be converted and no Warrant may be exercised that would cause the Company to issue shares that would cause the Company to breach the rules or regulations of Nasdaq (the “Exchange Cap”). In addition, no Note may be converted and no Warrant may be exercised to the extent that such conversion or exercise would cause the then holder of such Note or Warrant to become the beneficial owner of more than 4.99%, or, at the option of such holder, 9.99% of the Company’s then outstanding Common Stock, after giving effect to such conversion or exercise (the “Beneficial Ownership Cap”).

Notes

The Notes are senior, secured obligations of the Company, ranking senior to all other unsecured indebtedness, subject to certain limitations, are unconditionally guaranteed by each of the Company’s subsidiaries, pursuant to the terms of a certain security agreement and subsidiary guarantee, and are issued with original issue discount of 12.5%, resulting in $7,875,000 of proceeds to the Company from the Initial Note before fees and expenses.

Each Note will bear interest at a rate of 9.0% per annum, payable in arrears on the first trading day of each calendar quarter, at the Company’s option, either in cash or in-kind by compounding and becoming additional principal. Upon the occurrence and during the continuance of an event of default, the interest rate on the Notes will increase to 18.0% per annum. Unless earlier converted or redeemed, the Notes will mature on the one-year anniversary of their respective issuance dates, subject to extension at the option of the holders in certain circumstances as provided in the Notes.

All amounts due under the Notes are convertible at any time, in whole or in part, and subject to the Beneficial Ownership Cap, at the option of the holders into shares of Common Stock at a conversion price equal to the lower of $0.26 (the “Reference Price”) or (b) the greater of (x) $0.05 (the “Floor Price”) and (y) 87.5% of the volume weighted average price of the Common Stock during the ten trading days ending and including the trading day immediately preceding the delivery or deemed delivery of the applicable conversion notice, as elected by the converting holder (the “Alternate Conversion Price”). The Reference Price and Floor Price are subject to customary adjustments upon any stock split, stock dividend, stock combination, recapitalization or similar event. The Reference Price is also subject to full-ratchet adjustment in connection with a subsequent offering at a per share price less than the Reference Price then in effect. Subject to the rules and regulations of Nasdaq, we have the right, at any time, with the written consent of the Investor, to lower the Reference Price to any amount and for any period of time deemed appropriate by our board of directors. Upon the satisfaction of certain conditions, we may prepay outstanding Notes upon 15 business days’ written notice by paying an amount equal to the greater of (i) the face value of the Notes at premium of 25% (or 75% premium, during the occurrence and continuance of an event of default, or in the event certain redemption conditions are not satisfied) and (ii) the equity value of the shares of common stock underlying the Notes. The equity value of our common stock underlying the Notes is calculated using the two greatest volume weighted average prices of our common stock during the period immediately preceding the date of such redemption and ending on the date we make the required payment.

The Notes contain customary affirmative and negative covenants, including certain limitations on debt, liens, restricted payments, asset transfers, changes in the business and transactions with affiliates. They also require the Company to maintain minimum liquidity on the last day of each fiscal quarter in the amount of either (i) $1,500,000 if the sale leaseback transaction of Company’s manufacturing facility in Union City, Indiana (the “Sale Leaseback”) has not been consummated and (ii) $4,000,000 if the Sale Leaseback has been consummated, subject to certain conditions. The Notes also contain customary events of default.

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Under certain circumstances, including a change of control, the holder may cause us to redeem all or a portion of the then-outstanding amount of principal and interest of the Notes in cash at the greater of (i) the face value of the Notes to be redeemed at a 25% premium (or at a 75% premium, if certain redemption conditions are not satisfied or during the occurrence and continuance of an event of default), (ii) the equity value of our Common Stock underlying such Notes and (iii) the equity value of the change of control consideration payable to the holder of our Common Stock underlying such Notes. In addition, during an event of default, the holder may require us to redeem in cash all, or any portion, of the Notes at the greater of (i) the face value of our Common Stock underlying the Notes at a 75% premium and (ii) the equity value of our Common Stock underlying the Notes. In addition, during a bankruptcy event of default, we shall immediately redeem in cash all amounts due under the Notes at a 75% premium unless the holder of such Notes waives such right to receive payment. Further, upon the sale of certain assets, the holder may cause a redemption at a premium, including upon consummation of the Sale Leaseback Transaction if the Redemption Conditions are not satisfied. The Notes also provide for purchase and participation rights in the event of a dividend or other purchase right being granted to the holders of Common Stock.

Warrants

The exercise price per share of Common Stock under the Initial Warrant is $0.35. Following issuance, the Warrants are immediately exercisable for a period of 10 years following their issuance date. The Investor has a purchase right that allows the Investor to participate in transactions in which the Company issues or sells certain securities or other property to holders of Common Stock, allowing the Investor to acquire, on the terms and conditions applicable to such purchase rights, the aggregate purchase rights which the Investor would have been able to acquire if the Investor held the number of shares of Common Stock acquirable upon exercise of the Warrant.

In the event of a Fundamental Transaction (as defined in the Warrant) that is not a change of control or corporate event as described in the Warrant, the surviving entity would be required to assume the Company’s obligations under the Warrant. In addition, if the Company engages in certain transactions that result in the holders of the Common Stock receiving consideration, a holder of the Warrant will have the option to either (i) exercise the Warrant prior to the consummation of such transaction and receive the consideration to be issued or distributed in connection with such transaction or (ii) cause the Company to repurchase the Warrant for its then Black Scholes Value (as defined in the Warrant).

The terms of each of the Securities Purchase Agreement, the Notes and the Warrants are qualified in their entirety by the forms of each such document attached hereto as Appendix A, B and C, respectively.

Shares issuable on Conversion and Exercise

The number of shares that will ultimately be issuable on conversion of the Notes and exercise of the Warrants depends on a number of factors, including: (i) the total principal amount of Notes and total number of Warrants issued; (ii) the price of the Common Stock at the time each tranche of Notes and Warrants is issued; (iii) the price of the Common Stock at the time of each conversion of Notes (if any); (iv) the amount of interest (including default interest, if any) that has accrued on the Notes at the time of each conversion; (v) whether or not any adjustments have been made to the economic terms of the Notes or Warrants pursuant to the anti-dilution provisions included therein; and (vi) whether or not the Company has received the Stockholder Approval to issue shares of Common Stock in excess of the Exchange Cap. These factors are subject to change with respect to each tranche of Notes and Warrants and each conversion of Notes (if any), and, accordingly, we cannot predict how these factors will affect the number of shares issuable or issued in respect of any tranche or Notes and Warrants or the Notes and Warrants in the aggregate.

For illustrative purposes only, the following table sets forth the total number of shares issuable in respect of the Notes and Warrants:

•     assuming the exercise of the Initial Warrants to purchase 31,992,890 shares of Common Stock actually issued on March 15, 2024 in connection with the issuance of the Initial Notes; and

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•     assuming the conversion of the Initial Notes actually issued on March 15, 2024 and the issuance and conversion or exercise of the first $46 million of Additional Notes (together with the Initial Notes, the “Reference Notes”) and related Additional Warrants (the “Reference Warrants”) on the same terms as the Initial Note and Initial Warrant under three different illustrative price scenarios:

ο      a constant Common Stock price equal to the Reference Price, $0.26 per share;

ο      a constant Common Stock price equal to $0.312 per share, which is 20 percent higher than the Reference Price; and

ο      a constant Common Stock price equal to $0.208 per share, which is 20 percent lower than the Reference Price.

Assumed Aggregate Principal Amount of Notes Issued	Assumed Constant Common Stock Price	Shares Issuable Upon Conversion of the Reference Notes	Shares Issuable Upon Exercise of the Initial Warrants	Shares Issuable Upon Exercise of the Reference Warrants	Total Shares Issued or Issuable Upon Conversion or Exercise of the Reference Notes and Warrants
$55,000,000	$0.260	237,362,638	31,992,890	158,241,759	427,867,287
$55,000,000	$0.312	207,692,308	31,992,890	138,461,538	378,146,737
$55,000,000	$0.208	296,703,297	31,992,890	197,802,198	526,498,385

This table does not account for the proposed reverse stock split set forth under Proposal No. 4 herein, the effect of the Exchange Cap, the number of authorized shares of Common Stock then available for issuance or any interest accrued or conversion premium that may have accrued on any the Reference Notes prior to conversion.

Reasons for the Offering

As further described in the Company’s Form 10-K for the fiscal year ended December 31, 2023 and filed with the SEC on March 12, 2024, the Company’s ability to continue as a going concern is contingent upon successful execution of management’s intended plan over the next twelve months to improve the Company’s liquidity and working capital requirements. A vital component of such plan is the consummation of a financing in the immediate future to address these requirements in the short term. The Company believes that this Offering, if approved by the stockholders as contemplated, provides necessary liquidity to help mitigate these issues in the short-term. In addition, the Company believes that the terms and conditions of this Offering, including the cost of capital and potential dilution to holders of the Common Stock, were necessary to induce the Investor to consummate the Offering and that financing on more favorable terms was not available at the time of the Offering.

Reasons for the Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market, and as a result, we are subject to the Nasdaq Listing Rules. In order to comply with the Nasdaq Listing Rules and to satisfy conditions under the Securities Purchase Agreement, we are seeking stockholder approval of this proposal.

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in an amount equal to more than 19.99% of the Common Stock or 20% or more of the voting power outstanding before the issuance at a price less than the Minimum Price. Nasdaq Listing Rule 5635(d) defines the “Minimum Price” as the lower of (i) the closing price of the common stock immediately preceding the signing of the sale agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the sale agreement.

Workhorse Group	63	2024 Proxy Statement

Without the Exchange Cap, the aggregate number of shares of Common Stock issuable upon the conversion of the Notes and exercise of the Warrants could exceed 20% of our outstanding Common Stock on the date we issued the Convertible Notes and could potentially be issued at a price less than Minimum Price. The Exchange Cap to which the Notes and the Warrants are subjects restricts the Convertible Notes from being convertible into shares of Common Stock in excess of 19.99% of our outstanding Common Stock on the date we issued the Convertible Notes.

Accordingly, we are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the proposed issuance of shares of Common Stock underlying the Notes and the Warrants in excess of 20% of the shares of our Common Stock outstanding immediately prior to the Offering at an exercise price less than the Minimum Price as a result of the conversion of the Notes or exercise of the Warrants. In addition, stockholder approval is a condition to issuance of Additional Notes and Additional Warrants. If we issue Additional Notes and Additional Warrants, we will receive additional proceeds in connection with such issuances which would generate additional proceeds for the Company.

Effects of Approving this Proposal

If our stockholders approve this proposal, we will be able to issue shares of Common Stock underlying the Notes and Warrants in excess of the Exchange Cap. Approval would also increase the likelihood for the issuance and sale of Additional Notes and Additional Warrants, which, if issued and sold, would generate additional proceeds for the Company, which are critical to the Company’s liquidity position in the short-term.

Potential Adverse Effects of Approval this Proposal

As described above, if stockholders approve this proposal, current stockholders are likely to experience significant dilution of their current equity ownership in the Company. Please carefully review the table set forth under “Shares issuable upon Conversion and Exercise” for the potential amounts of such dilution. Further, the Notes and the Warrants may be converted or exercised, as the case may be, into shares of Common Stock at any time at the option of the holder.

Consequences of Not Approving this Proposal

Failure to obtain stockholder approval is likely to have a number of material and adverse effects on the Company. Further, the Board is not seeking the approval of our stockholders to authorize our entry into the Securities Purchase Agreement or issuance of the Initial Note, Initial Warrant and, under certain circumstances, Additional Notes and Additional Warrants. The Company and the Investor have already entered into the Securities Purchase Agreement, and the Initial Closing involving the issuance and sale of the Initial Note and Initial Warrant has already been consummated. The failure of our stockholders to approve this proposal will mean that the issuance of shares of Common Stock upon conversion of the Notes or exercise of the Warrants will be limited to the extent of the Exchange Cap.

Failure to realize proceeds from the Offering

The Offering is staggered across multiple tranches with the Company receiving proceeds for the sale of each Additional Note and Additional Warrant in connection with the closing of such applicable tranche. With limited exceptions, the Company may only cause the closing of such additional tranches if it obtains stockholder approval to permit issuances in excess of the Exchange Cap. Accordingly, if the Company fails to obtain stockholder as requested under this proposal, its access to additional proceeds from the Offering will be severely limited.

Redemption Premium

Under certain circumstances, amounts under the Note may be redeemed for cash, including under certain circumstances at the option of the holder, following an event of default, fundamental transaction or change of control or certain asset sales. In such redemption events, we may be required to pay a redemption premium of up to 75% of the amount of the Note being redeemed if we fail to satisfy certain conditions, including failure to obtain stockholder approval. Accordingly, our failure to obtain stockholder approval could result in our having to pay substantial additional cash premiums in the event of a redemption under the Notes.

Workhorse Group	64	2024 Proxy Statement

Liquidated Damages

If we have not received stockholder approval to issue shares of Common Stock underlying the Notes and the Warrants by June 19, 2024, and we receive a notice to convert a Note or exercise a Warrant, as the case may, in excess of the Exchange Cap, we are required to pay as liquidated damages under the terms of the Notes and the Warrants, as the case may be. Such liquidated damages are equal to the sum of (i) the number of shares to be issued pursuant to such conversion or exercise, as the case may be, in excess of the Exchange Cap multiplied by the greatest volume weighted average price during the period between the holder’s delivery of such notice and the Company’s delivery of such cash payment and (ii) the cost of the holder of acquire all or any of portion of the shares the Company failed to deliver, including any brokerage commissions, stock loan costs or other out-of-pocket costs.

REQUIRED VOTE

The approval of the proposed issuance described herein requires the affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by Proxy at the Annual Meeting.

Our Board unanimously recommends you vote “FOR” the underlying common stock issuance proposal.
Workhorse Group	65	2024 Proxy Statement

PROPOSAL NO. 6 Ratification of the Appointment of Independent Auditors

The Audit Committee of the Board has appointed Grant Thornton LLP (“GT”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2024.

At the Annual Meeting, stockholders will be asked to ratify the appointment of GT as our independent registered public accounting firm for the year ending December 31, 2024. Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or other applicable legal requirements. However, the Board submits the appointment of GT to our stockholders for ratification as a matter of good corporate governance. If this appointment is not ratified by the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote, the appointment will be reconsidered by our Audit Committee. Even if the appointment is ratified, our Audit Committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during the fiscal year ending December 31, 2024 if our Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. A representative of GT is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees for professional services provided by our independent auditors, GT, in each of the last two years, in each of the following categories including expenses are:

	2023	2022
Audit fees	493,000	$301,000
Audit-related fees	121,000	78,000
Tax fees	—	—
All other fees	—	—
Total fees	614,000	$379,000

AUDIT FEES

Audit fees include the audit of the Annual Report on Form 10-K, including reviews of the Quarterly Reports on Form 10-Q. Audit-related fees include work associated with registration statements. The policy of the Audit Committee is to approve the appointment of the principal auditing firm and any permissible audit-related services. Fees charged by GT were approved by the Audit Committee with the most recent engagement letter signed by William G. Quigley III, Audit Committee Chairman.

The Audit Committee is responsible for the pre-approval of audit and permitted non-audit services to be performed by the Company’s independent auditors. The Audit Committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services by the independent auditors. Thereafter, the Audit Committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by the independent auditors which are not encompassed by the Audit Committee’s annual pre-approval and are not prohibited by law. The Audit Committee has delegated to the Audit Committee Chairman the authority to pre-approve, on a case-by-case basis, non-audit services to be performed by the independent auditors. The Audit Committee has approved all audit and permitted non-audit services performed by the independent auditors for the year ended December 31, 2023.

Workhorse Group	66	2024 Proxy Statement

REQUIRED VOTE

The ratification of the appointment of the Company’s independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy and voting on this matter at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 6:

The Board recommends a vote “FOR” ratification of the appointment of Grant Thornton LLP as our independent auditors for the year ending December 31, 2024.
Workhorse Group	67	2024 Proxy Statement

Other Matters

The Board knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy, or their substitutes, will vote the shares represented thereby in accordance with their judgment on such matters.

Additional Information

TRANSACTIONS WITH RELATED PERSONS

The Company obtains its general liability, property and casualty, and directors and officers liability insurance through AssuredPartners NL, LLC (“Assured”). Gerald B. Budde, a former director of the Company, is currently the Chief Financial Officer of Accretive Insurance Solutions Inc. (“Accretive”). Assured and Accretive are both subsidiaries of AssuredPartners Capital, Inc. The placement of insurance was completed by an Assured agent and Mr. Budde did not participate in any decisions about insurance, nor was he paid any portion of the brokerage fee. Assured earned brokerage fees of approximately $0.3 million and $0.3 million for the years ended December 31, 2023 and 2022, respectively.

Other than noted above, at no other time during the last two fiscal years has any executive officer, director or any member of these individuals’ immediate families, any corporation or organization with whom any of these individuals is an affiliate or any trust or estate in which any of these individuals serves as a trustee or in a similar capacity or has a substantial beneficial interest been indebted to the Company or was involved in any transaction in which the amount exceeded $120,000 and such person had a direct or indirect material interest.

PROCEDURES FOR APPROVAL OF RELATED PARTY TRANSACTIONS

The Audit Committee of the Board is charged with reviewing and approving all potential related party transactions. All such related party transactions must then be reported under applicable SEC rules. We have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

DIRECTOR INDEPENDENCE

The Board has determined that Raymond J. Chess, Pamela S. Mader, Jacqueline A. Dedo, William G. Quigley III, Austin Scott Miller, Dr. Jean Botti and Brandon Torres Declet each qualifies as an independent director under the Nasdaq listing standards.

ANNUAL REPORTS ON FORM 10-K

Additional copies of Workhorse’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 may be obtained without charge by writing to the General Counsel, Workhorse Group Inc., 3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241. Workhorse’s Annual Report on Form 10-K can also be found on Workhorse’s website: www.workhorse.com.

STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING

Stockholder proposals intended to be presented at the Company’s 2025 annual meeting must be received by the Company no later than February 1, 2025. Proposals should be addressed to Workhorse Group Inc., Attn. James D. Harrington, General Counsel, Chief Compliance Officer and Secretary, 3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2025 annual meeting, the federal securities laws

Workhorse Group	68	2024 Proxy Statement

require stockholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-8 of the Exchange Act) be given a reasonable time before we expect to mail proxy statements for our 2025 annual meeting. Accordingly, with respect to the Company’s 2025 annual meeting of stockholders, notice must be provided to Workhorse Group Inc., Attn. General Counsel, 3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241 no later than November 23, 2024. If a stockholder fails to provide timely notice of a proposal to be presented at the 2025 annual meeting, the chair of the meeting will declare it out of order and disregard any such matter. In addition, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2025 annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act in addition to the information required under our Second Amended and Restated Bylaws.

HOUSEHOLDING

Under SEC rules, only one annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, need be sent to any household at which two or more of our stockholders reside if they appear to be members of the same family and contrary instructions have not been received from an affected stockholder. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses for us. Brokers with account holders who are our stockholders may be householding these materials. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, now or at any time in the future, you no longer wish to participate in householding and would like to receive a separate annual report, proxy statement or Notice of Internet Availability of Proxy Materials, or if you currently receive multiple copies of these documents at your address and would prefer that the communications be householded, you should contact us at jim.harrington@workhorse.com or James D. Harrington, General Counsel, Chief Compliance Officer and Secretary, Workhorse Group Inc., 3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241.

PROXY SOLICITATION COSTS

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of the Notice, the Proxy Statement, the Proxy card and establishment of the Internet site hosting the proxy material. We have engaged Morrow Sodali to assist us in the solicitation of votes described above. We will bear the costs of the fees for the solicitation agent, which includes a fee of $11,000 and a fee of $6.50 per proxy solicitation call with our stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

Raymond Chess
Chairman of the Board of Directors

Workhorse Group	69	2024 Proxy Statement

Appendix A

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of March 15, 2024, is by and among Workhorse Group Inc., a Nevada corporation with offices located at 3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241 (the “Company”), and each of the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

RECITALS

A. The Company and each Buyer desire to enter into this transaction to purchase Notes (as defined below) and Warrants (as defined below) pursuant to a currently effective shelf registration statement on Form S-3, which has sufficient availability for the issuance of the Securities (as defined below) on each Closing Date (as defined below) (Registration Number 333-273357) (the “Registration Statement”) and has been declared effective in accordance with the 1933 Act, by the SEC.

B. The Company has authorized one or more new series of senior secured convertible notes of the Company (with a new series of senior secured convertible notes to be established for each Closing (as defined below) hereunder), in the aggregate original principal amount of up to $139,000,000, substantially in the form attached hereto as Exhibit A-1 (the “Notes”), which Notes shall be convertible into shares of Common Stock (as defined below) (the shares of Common Stock issuable pursuant to the terms of the Notes, including, without limitation, upon conversion or otherwise, collectively, the “Conversion Shares”), in accordance with, and issued pursuant to and by, the provisions of (x) an Indenture dated as of December 27, 2023, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), in substantially the form attached hereto as Exhibit A-2 (as amended and/or supplemented from time to time, including, without limitation, by any Supplemental Indenture (as defined below), the “Indenture”), and (y) one or more supplemental indentures with respect to the Notes in the form attached hereto as Exhibit A-3 (each, a “Supplemental Indenture”, and collectively, the “Supplemental Indentures”).

C. Each Buyer wishes to purchase, and the Company wishes to sell, at the Initial Closing (as defined below), upon the terms and conditions stated in this Agreement, (a) a Note in the aggregate original principal amount set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers (which aggregate principal amount for all Buyers shall not exceed $9,000,000)(each an “Initial Note”, and collectively, the “Initial Notes”)(the Conversion Shares issuable pursuant to the terms of the Initial Notes, including, without limitation, upon conversion or otherwise, collectively, the “Initial Conversion Shares”) and (b) a warrant to initially acquire up to that aggregate number of additional shares of Common Stock set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers, substantially in the form attached hereto as Exhibit B (the “Initial Warrants”) (as exercised, collectively, the “Initial Warrant Shares”).

D. Subject to the terms and conditions set forth in this Agreement, the Company may require each Buyer (or each Buyer may require the Company, as applicable) to participate in one or more Additional Closings (as defined below) for the purchase by such Buyer, and the sale by the Company, of (a) (i) with respect to the First Additional Mandatory Closing (as defined below), a Note in an original principal amount of set forth opposite such Buyer’s name in column (2) on the Schedule of Additional Closings (which aggregate principal amount for all Buyers shall not exceed $7,000,000 (subject to reduction as necessary to avoid triggering the Exchange Cap (as defined in the Notes) upon the conversion, in full, of all of the Notes and the Additional Notes issuable at the First Additional Mandatory Closing (as defined below) (in each case, at the Alternate Conversion Price then in effect and without regard to any limitation on conversion of such Notes) and the exercise in full of the Warrants then outstanding (after giving effect to any adjustments from the issuance of such Additional Notes and without regard to any limitation on exercise of the Warrants), as applicable (the amount of any such reduction, if any, the “Exchange Cap Reduction Amount”), and as further adjusted for any applicable Additional Optional Closings (as defined below), the “First Additional Mandatory Closing Maximum Amount”), (ii) with respect to the First Additional True-Up Mandatory Closing (as defined below), a Note in the aggregate principal amount equal to the applicable Exchange Cap Reduction Amount of such Buyer (if any) (as adjusted for any applicable Additional Optional Closings, the “First Additional True-Up Mandatory Closing Maximum Amount”), (iii) with respect to the Second Additional Mandatory Closing (as defined below), a Note in an original principal amount of set forth opposite such Buyer’s name in column (4) on the Schedule of Additional Closings (which aggregate principal amount for all Buyers shall not exceed $16,000,000) (as adjusted for any applicable Additional Optional Closings, the “Second Additional Mandatory Closing Maximum Amount”), (iv) with respect to the Third Additional Mandatory Closing (as defined below), a Note in an original principal amount

Workhorse Group	A-1	2024 Proxy Statement

of set forth opposite such Buyer’s name in column (5) on the Schedule of Additional Closings (which aggregate principal amount for all Buyers shall not exceed $16,000,000) (as adjusted for any applicable Additional Optional Closings, the “Third Additional Mandatory Closing Maximum Amount”), (v) with respect to the Fourth Additional Mandatory Closing (as defined below), a Note in an original principal amount of set forth opposite such Buyer’s name in column (6) on the Schedule of Additional Closings (which aggregate principal amount for all Buyers shall not exceed $16,000,000) (as adjusted for any applicable Additional Optional Closings, the “Fourth Additional Mandatory Closing Maximum Amount”, and together with the First Additional Mandatory Closing Maximum Amount, First Additional True-Up Mandatory Closing Maximum Amount, the Second Additional Mandatory Closing Maximum Amount, and the Third Additional Mandatory Closing Maximum Amount, each an “Additional Mandatory Closing Maximum Amount”), (vi) with respect to the Additional Mutual Closing (as defined below), a Note in an original principal amount of set forth opposite such Buyer’s name in column (7) on the Schedule of Additional Closings (which aggregate principal amount for all Buyers shall not exceed $25,000,000) (as adjusted for any applicable Additional Optional Closings, the “Additional Mutual Closing Maximum Amount”), (vii) solely at the option of each Buyer, a Note in an original principal amount not in excess of such aggregate principal amount set forth opposite such Buyer’s name in column (8) on the Schedule of Additional Closings (which aggregate principal amount for all Buyers shall not exceed $50,000,000) (each, an “Additional Sole Buyer Maximum Closing Amount”, and the Additional Closing with respect thereto, an “Additional Sole Buyer Closing”) (each Note to be sold at an Additional Closing, an “Additional Note”, and collectively, the “Additional Notes”)(the Conversion Shares issuable pursuant to the terms of the Additional Notes, collectively, the “Additional Conversion Shares”) and (b) at each Additional Closing, an additional warrant (each, an “Additional Warrant”, and together with the Initial Warrant, the “Warrants”), initially exercisable into such aggregate number of shares of Common Stock of the Company (the “Additional Warrant Shares”, and together with the Initial Warrant Shares, the “Warrant Shares”) equal to 80% of the Conversion Shares issuable upon conversion of the Additional Note to be sold to such Buyer at such Additional Closing (calculated at the Alternate Conversion Price (as defined in the Notes) then in effect, assuming an Alternate Optional Conversion (as defined in the Notes) as of the Trading Day ended immediately prior to the applicable Additional Closing Date and without regard to any limitations on conversion of such Additional Note) (each, an “Additional Warrant Share Amount”).

E. The Notes, the Conversion Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities.”

F. The Notes will rank senior to all outstanding and future indebtedness of the Company and its Subsidiaries (as defined below) and the Notes and all of the obligations under the Transaction Documents will be secured by a first priority perfected security interest in all of the existing and future assets of the Company and its direct and indirect Subsidiaries pursuant to that certain Security Agreement made by the grantors party thereto in favor of the Collateral Agent, for the benefit of the secured parties defined therein dated as of even date herewith (the “Security Agreement”) and that certain Mortgage (as defined in the Security Agreement) made by the grantors party thereto in favor of the Collateral Agent dated as of Initial Closing Date (the “Mortgages”, and together with the Security Agreement, the Approved Control Agreements (as defined in the Security Agreement), the Perfection Certificate (as defined below) and each other security document and agreement entered into in connection with this Agreement and each of such other documents and agreements, as each may be amended or modified from time to time, collectively, the “Security Documents”).

G. Each Subsidiary of the Company has guaranteed the Obligations (as defined in the Security Agreement) of the Company under the Transaction Documents (as defined below) pursuant to that certain Subsidiary Guarantee executed by each Subsidiary of the Company in favor of the Buyers and the Collateral Agent dated as of even date herewith (as may be amended or modified from time to time collectively, the “Guarantees”).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.           PURCHASE AND SALE OF NOTES AND WARRANTS.

(a) Purchase of Notes and Warrants.

(i) Purchase of Initial Notes and Initial Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6(a) and 7(a) below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Initial Closing Date (as defined below) (i) a Note in the original principal amount as is set forth opposite such Buyer’s name in

Workhorse Group	A-2	2024 Proxy Statement

column (3) on the Schedule of Buyers and (ii) Initial Warrants to initially acquire up to that aggregate number of Initial Warrant Shares as is set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers (the “Initial Closing”).

(ii) Purchase of Additional Notes and Additional Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 1(b)(ii), 6(b) and 7(b) below, the Company shall issue and sell to such Buyer, and such Buyer severally, but not jointly, with any other Buyer, shall purchase from the Company, on the applicable Additional Closing Date (as defined below), such aggregate principal amount of Additional Notes and Additional Warrants as specified in such applicable Additional Mandatory Closing Notice (as defined below) or Additional Closing Notice (as defined below), as applicable (each, an “Additional Closing Notice”, and such closing of the purchase of such Additional Notes and Additional Warrants, each, an “Additional Closing”).

(b) Closing. Each of the Initial Closing and any Additional Closings (collectively, the “Closings”) of the purchase of Notes and Warrants by the Buyers shall occur at the offices of Kelley Drye & Warren LLP, 3 World Trade Center, 175 Greenwich Street, New York, NY 10007.

(i) Initial Closing. The date and time of the Initial Closing (the “Initial Closing Date”) shall be 9:30 a.m., New York time, on the first (1st) Business Day on which the conditions to the Initial Closing set forth in Sections 6(a) and 7(a) below are satisfied or waived (or such other date as is mutually agreed to by the Company and each Buyer). As used herein “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee”  or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

(ii) Additional Closings.

(1) Additional Closing Date. If the Company has delivered an Additional Mandatory Closing Notice to each of the Buyers or a Buyer has delivered an Additional Closing Notice to the Company, the date and time of the applicable Additional Closing (each, an “Additional Closing Date,” and the Initial Closing Date and each Additional Closing Date, each, a “Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to such Additional Closing set forth in this Section 1(b)(ii) and Sections 6(b) and 7(b) below are satisfied or waived (or such other date as is mutually agreed to by the Company and each Buyer).

(2) Additional Optional Closings at Buyer’s Election. Subject to the satisfaction (or waiver) of the conditions set forth in this Section 1(b)(ii) and Sections 6(b) and 7(b) below, at any time on or after the Initial Closing Date, each Buyer, severally, shall have the right, exercisable by delivery by e-mail of a written notice to the Company (each, an “Additional Optional Closing Notice”, and the date hereof, each an “Additional Optional Closing Notice Date”) to purchase, and to require the Company to sell to such Buyer, at one or more Additional Closings, (i) up to such aggregate principal amount of such Additional Notes as set forth opposite its name in column (5) on the Schedule of Buyers (including any Additional Sole Buyer Maximum Closing Amount, but excluding any Additional Mutual Closing Maximum Amount without the consent of the Company) (each, an “Additional Optional Notes Amount”) and (ii) an Additional Warrant exercisable for such applicable Additional Warrant Share Amount of Additional Warrant Shares with respect to such applicable Additional Closing. Each Additional Optional Closing Notice shall specify (A) the proposed date and time of the Additional Closing (which, if unspecified in such Additional Optional Closing Notice, shall be the second (2nd) Trading Day after such Additional Optional Closing Notice or such other date as is mutually agreed to by the Company and each Buyer, each, an “Additional Optional Closing Date”, and each such Additional Closing, an “Additional Optional Closing”), (B) the allocation of the reduction of one or more Additional Mandatory Closing Maximum Amounts and/or Additional Mutual Closing Maximum Amount (as applicable) with respect to the Additional Optional Note Amount to be purchased at such Additional Optional Closing, (C) the applicable Additional Optional Notes Amount of the Additional Notes to be issued to such applicable Buyer at such Additional Closing, but in no event less than the lesser of (x) $250,000 and (y) the remaining Additional Optional Notes Amount of Additional Notes of such Buyer that has not been purchased

Workhorse Group	A-3	2024 Proxy Statement

by such Buyer at one or more Additional Optional Closings on or prior to such time of determination and the applicable Additional Warrant Share Amount of the Additional Warrant Shares issuable upon exercise of the Additional Warrant to be purchased by such Buyer at such applicable Additional Optional Closing. If a Buyer has not elected to effect an Additional Closing with respect to all of the Additional Optional Notes Amount of such Buyer on or prior to the fifth anniversary of the Initial Closing Date (or such later date as the Required Holders (as defined below) may elect from time to time in writing to the Company, the “Additional Closing Expiration Date”), such Buyer shall have no further right to effect an Additional Closing hereunder.

(3) Additional Mandatory Closing at Company’s Election.

a) General. Subject to the satisfaction (or waiver) of the conditions to closing set forth in this Section 1(b)(ii) and Sections 6(b) and 7(b) below, so long as no Equity Conditions Failure (as defined in the Initial Notes) then exists (unless waived by the Required Holders and, solely with respect to the First Additional Mandatory Closing (as defined below), excluding the requirement of the occurrence of the Shareholder Approval Date), the Company shall have the right to require each Buyer to purchase (such Additional Closing, each, an “Additional Mandatory Closing”, and any such Additional Closing Date, each an “Additional Mandatory Closing Date”), (A) (i) with respect to the first Additional Closing (such Additional Closing, the “First Additional Mandatory Closing”, and the date thereof, the “First Additional Mandatory Closing Date”), at any time on or after the thirtieth (30th) Trading Day after the Initial Closing Date (the “First Additional Mandatory Closing Eligibility Date”), an Additional Note with an aggregate original principal amount equal to First Additional Mandatory Closing Maximum Amount, (ii) with respect to the true-up Additional Closing of the First Additional Closing (such Additional Closing, the “First Additional True-Up Mandatory Closing”, and the date thereof, the “First Additional True-Up Mandatory Closing Date”), if the Shareholder Approval (as defined below) has been obtained on or prior to June 12, 2024 (the “First Additional Mandatory Closing Expiration Date”), at any time on or after the Shareholder Approval Date (the “First Additional Mandatory Closing Eligibility Date”), an Additional Note with an aggregate original principal amount equal to First Additional True-Up Mandatory Closing Maximum Amount, (iii) with respect to the second Additional Mandatory Closing (such Additional Mandatory Closing, the “Second Additional Mandatory Closing”, and the date thereof, the “Second Additional Mandatory Closing Date”), at any time on or after the later of (x) the sixtieth (60th) Trading Day after the Initial Closing Date and (y) the date no Notes remain outstanding (the “Second Additional Mandatory Closing Eligibility Date”), an Additional Note with an aggregate original principal amount equal to Second Additional Mandatory Closing Maximum Amount, (iv) with respect to the third Additional Mandatory Closing (such Additional Mandatory Closing, the “Third Additional Mandatory Closing”, and the date thereof, the “Third Additional Mandatory Closing Date”), at any time on or after the later of (x) the sixtieth (60th) Trading Day after the Second Additional Mandatory Closing Date and (y) the date no Notes remain outstanding (the “Third Additional Mandatory Closing Eligibility Date”), an Additional Note with an aggregate original principal amount equal to Third Additional Mandatory Closing Maximum Amount, (v) with respect to the fourth Additional Mandatory Closing, (the “Fourth Additional Mandatory Closing”, and the date thereof, the “Fourth Additional Mandatory Closing Date”), at any time on or after the later of (x) the sixtieth (60th) Trading Day after the Third Additional Mandatory Closing Date (y) the date no Notes remain outstanding (the “Fourth Additional Mandatory Closing Eligibility Date” and together with the First Additional Mandatory Closing Eligibility Date, First Additional True-Up Mandatory Closing Eligibility Date, the Second Additional Mandatory Closing Eligibility Date, and the Third Additional Mandatory Closing Eligibility Date, collectively, each an “Additional Mandatory Closing Eligibility Date”), an Additional Note with an aggregate original principal amount equal to Fourth Additional Mandatory Closing Maximum Amount, (F) with respect to the Additional Mutual Closing, the “Additional Mutual Closing”, and the date thereof, the “Additional Mutual Closing Date”), subject to the consent of the applicable Buyers, at any time after the Fourth Additional Mandatory Closing Date, but in any event prior to the eighteen month anniversary of the Fourth Additional Mandatory Closing Date (the “Additional Mutual Closing Eligibility Date”), an Additional Note with an aggregate original principal amount equal to Fifth Additional Mandatory Closing Maximum Amount and (B) an Additional Warrant exercisable for such applicable Additional Warrant Share Amount of Additional Warrant Shares with respect to such applicable Additional Closing. Notwithstanding the foregoing, any Trading Day period above shall be extended by the number of Trading Days during such period and any

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extension thereof contemplated by this proviso on which any Buyer is restricted from trading due to such Buyer’s possession of material non-public information of the Company and/or any of its Subsidiaries.

b) Mechanics. Subject to the satisfaction of the conditions to closing set forth in this Section 1(b)(ii) and Sections 6(b) and 7(b) below, so long as no Equity Conditions Failure then exists (unless waived by the Required Holders), the Company may exercise its right to require an Additional Mandatory Closing by delivering, at any time on or after the applicable Additional Mandatory Closing Eligibility Date and/or Additional Mutual Closing Eligibility Date, as applicable, and prior to the Additional Closing Expiration Date, a written notice thereof by e-mail and overnight courier to each Buyer (each, an “Additional Mandatory Closing Notice”, and together with each Additional Optional Closing Notice, each an “Additional Mandatory Closing Notice”, and the date of an applicable Additional Mandatory Closing Notice, each an “Additional Mandatory Closing Notice Date”, and together with each Additional Optional Closing Notice Date, each an “Additional Mandatory Closing Notice Date”). Each Additional Mandatory Closing Notice shall be irrevocable. Each Additional Mandatory Closing Notice shall (A) certify that the Additional Mandatory Closing Eligibility Date and/or Additional Mutual Closing Eligibility Date, as applicable, with respect to the proposed Additional Mandatory Closing has occurred, no Equity Conditions Failure then exists and, other than with respect to deliverables to be delivered to each Buyer at such Additional Mandatory Closing, all the conditions to closing set forth in this Section 1(b)(ii) and Sections 6(b) and 7(b) below have been satisfied in full as of such applicable Additional Mandatory Closing Notice Date, (B) specify the proposed date of such Additional Mandatory Closing (which shall be no less than two (2) Business Days nor more than twenty (20) Business Days after such Additional Mandatory Closing Notice Date, subject to the right of each Buyer, by written notice to the Company, to accelerate such applicable Additional Mandatory Closing Date to an earlier date, not less than two (2) Trading Days after such applicable Additional Mandatory Closing Notice Date (or such other date as such Buyer and the Company shall mutually agree)), (C) specify the aggregate principal amount of Additional Notes to be purchased by each Buyer at such applicable Additional Mandatory Closing, which shall not exceed the Additional Mandatory Closing Maximum Amount and/or Additional Mutual Closing Maximum Amount, as applicable, of such applicable Buyer (or such other amount as the Company and such Buyer shall mutually agree) (such aggregate principal amount of Additional Notes set forth in such Additional Mandatory Closing Notice to be purchased by such Buyer, each, an “Additional Mandatory Note Amount”) and the Additional Warrant Share Amount of the Additional Warrants to be purchased by each Buyer at such applicable Additional Mandatory Closing and (D) solely with respect to a proposed Additional Mutual Closing, specify that the occurrence of such Additional Mutual Closing is subject to the due execution and delivery by such Buyer of the consent to the occurrence of such Additional Mutual Closing attached to such Additional Mandatory Closing Notice. For the avoidance of doubt, the Company shall not be entitled to effect an Additional Mandatory Closing and/or Additional Mutual Closing, as applicable, if on such applicable Additional Mandatory Closing Date and/or Additional Mutual Closing Date, as applicable, there is an Equity Conditions Failure or if the Company fails to satisfy any of the other conditions to closing herein (unless waived in writing by the applicable Buyer participating in such Additional Mandatory Closing and/or Additional Mutual Closing, as applicable,). The Company’s right to effect any remaining Additional Mandatory Closings and/or Additional Mutual Closing, as applicable, hereunder shall automatically terminate at 9:00 AM, New York City time on the Additional Closing Expiration Date.

(c) Purchase Price. The aggregate purchase price for the Initial Notes and the Initial Warrants to be purchased by each Buyer at the Initial Closing (the “Initial Purchase Price”) shall be the amount set forth opposite such Buyer’s name in column (6) on the Schedule of Buyers. Each Buyer shall pay approximately $875 for each $1,000 of principal amount of Initial Notes and related Initial Warrants to be purchased by such Buyer at the Initial Closing. The aggregate purchase price for the Additional Notes and Additional Warrants to be purchased by each Buyer at any given Additional Closing (each, an “Additional Purchase Price”, and together with the Initial Purchase Price, each, a “Purchase Price”) shall also be $875 for each $1,000 of aggregate principal amount of Additional Notes and Additional Warrants to be issued in such Additional Closing (which, together with the Additional Purchase Price of each prior Additional Closings, shall not exceed the aggregate amount set forth opposite such Buyer’s name in column (7) on the Schedule of Buyers). Each Buyer and the Company agree that the Notes and the Warrants constitute an “investment unit” for purposes of Section 1273(c)(2) of the Internal Revenue Code of 1986, as amended

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(the “Code”). The Buyers and the Company mutually agree that the allocation of the issue price of such investment unit between the Notes and the Warrants in accordance with Section 1273(c)(2) of the Code and Treasury Regulation Section 1.1273-2(h) shall be as mutually agreed by the parties, and neither the Buyers nor the Company shall take any position inconsistent with such allocation in any tax return or in any judicial or administrative proceeding in respect of taxes.

(d) Form of Payment.

(i) Initial Closing. On the Initial Closing Date, (i) each Buyer shall pay its respective Initial Purchase Price for the Initial Closing (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(j)) to the Company for the Initial Notes and the Initial Warrants to be issued and sold to such Buyer at the Initial Closing, by wire transfer of immediately available funds in accordance with the applicable Initial Flow of Funds Letter (as defined below) and (ii) the Company shall deliver to each Buyer (A) a Note in the aggregate original principal amount as is set forth opposite such Buyer’s name in column (3) of the Schedule of Buyers and (B) an Initial Warrant pursuant to which such Buyer shall have the right to initially acquire up to that aggregate number of Initial Warrant Shares as is set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers, in each case, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

(ii) Additional Closings. On each Additional Closing Date, (i) each Buyer participating in such Additional Closing shall pay its respective applicable Additional Purchase Price for such Additional Closing (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(j)) to the Company for the Additional Notes to be issued and sold to such Buyer at such Additional Closing, by wire transfer of immediately available funds in accordance with the applicable Additional Flow of Funds Letter (as defined below) and (ii) the Company shall deliver to each Buyer (B) an Additional Note in the aggregate original principal amount as is set forth in the applicable Additional Closing Notice to be issued to such Buyer, duly executed on behalf of the Company and registered in the name of such Buyer or its designee, and (B) an Additional Warrant pursuant to which such Buyer shall have the right to initially acquire up to the applicable Additional Warrant Share Amount of Additional Warrant Shares, in each case, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

2.           BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of each Closing Date:

(a) Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b) Validity; Enforcement. This Agreement and each of the Transaction Documents to which such Buyer is a party has been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and each of the Transaction Documents to which such Buyer is a party and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

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(d) No Group. Other than affiliates of such Buyer who are also Buyers under this Agreement, such Buyer is not under common control with or acting in concert with any other Buyer and is not part of a “group” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

3.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that, as of the date hereof and as of each Closing Date:

(a) Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing (if a good standing concept exists in such jurisdiction) in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents (as defined below). Other than the Persons (as defined below) set forth on Schedule 3(a), the Company has no Subsidiaries. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary,” provided, however, that such terms shall not include Tropos Technologies, Inc. unless the Company shall directly or indirectly (y) own a majority of the outstanding capital stock thereof or (z) control or operate all or any part of the business, operations or administration thereof.

(b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. Each Subsidiary has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party. The execution and delivery of this Agreement and the other Transaction Documents by the Company and its Subsidiaries, and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Notes and the issuance of the Warrants and the reservation for issuance and issuance of the Warrant Shares issuable upon exercise of the Warrants) have been duly authorized by the Company’s board of directors and each of its Subsidiaries’ board of directors or other governing body, as applicable, and (other than (i) the filing with the SEC of (A) the applicable 8-K Filing (as defined below), (B) a prospectus supplement in connection with the applicable Closing as required by the Registration Statement pursuant to Rule 424(b) under the 1933 Act (the “Prospectus Supplement”) supplementing the base prospectus forming part of the Registration Statement (the “Prospectus”)), (C) with respect to the Additional Closings, the Indenture (and/or any amendment or supplement thereto) and a Form T-1, (D) the filing of an Additional Listing Application with the Principal Market and (E) any other filings as may be required by any state securities agencies (collectively, the “Required Approvals”) and no further filing, consent or authorization is required by the Company, its Subsidiaries, their respective boards of directors or their shareholders or other governing body. This Agreement has been, and the other Transaction Documents to which it is a party will be prior to such Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. Prior to such Closing, the Transaction Documents to which each Subsidiary is a party will be duly executed and delivered by each such Subsidiary, and shall constitute the legal, valid and binding obligations of each such Subsidiary, enforceable against each such Subsidiary in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Notes, the

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Warrants, the Custodian Agreements, the Indenture, the Supplemental Indentures, the Irrevocable Transfer Agent Instructions, the Security Documents, the Guarantees, the Leakout Agreement (as defined below) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c) Issuance of Securities; Registration Statement. The issuance of the Notes and the Warrants are duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. As of the applicable Closing, the Company shall have reserved from its duly authorized capital stock not less than 100% of the sum of (i) the maximum number of Conversion Shares issuable upon conversion of the Initial Notes (assuming for purposes hereof that (x) the Notes are convertible at the Alternate Conversion Price (as defined in the Notes) assuming an Alternate Conversion Date (as defined in the Note) as of the date hereof, (y) interest on the Notes shall accrue through the first (1st) anniversary of the applicable Closing Date and will be converted in shares of Common Stock at a conversion price equal to the Alternate Conversion Price assuming an Alternate Conversion Date as of the date hereof and (z) any such conversion shall not take into account any limitations on the conversion of the Notes set forth in the Notes), and (ii) the maximum number of Initial Warrant Shares initially issuable upon exercise of the Initial Warrants (without regard to any limitations on the exercise of the Initial Warrants set forth therein). Upon issuance or conversion in accordance with the Notes or exercise in accordance with the Warrants (as the case may be), the Conversion Shares and the Warrant Shares, respectively, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Securities has been registered under the 1933 Act, the Securities are being issued pursuant to the Registration Statement and all of the Securities are freely transferable and freely tradable by each of the Buyers without restriction, whether by way of registration or some exemption therefrom. The Registration Statement is effective and available for the issuance of the Securities thereunder and the Company has not received any notice that the SEC has issued or intends to issue a stop-order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The “Plan of Distribution” section under the Registration Statement permits the issuance and sale of the Securities hereunder and as contemplated by the other Transaction Documents. Upon receipt of the Securities, each of the Buyers will have good and marketable title to the Securities. The Registration Statement and any prospectus included therein, including the Prospectus and the Prospectus Supplement, complied in all material respects with the requirements of the 1933 Act, the 1934 Act and the rules and regulations of the SEC promulgated thereunder and all other applicable laws and regulations. At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at each deemed effective date thereof pursuant to Rule 430B(f)(2) of the 1933 Act, the Registration Statement and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments or supplements thereto (including, without limitation the Prospectus Supplement), at the time the Prospectus or any amendment or supplement thereto was issued and at the applicable Closing Date, complied, and will comply, in all material respects with the requirements of the 1933 Act and did not, and will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company meets all of the requirements for the use of Form S-3 under the 1933 Act for the offering and sale of the Securities contemplated by this Agreement and the other Transaction Documents, and the SEC has not notified the Company of any objection to the use of the form of the Registration Statement pursuant to Rule 401(g)(1) under the 1933 Act. The Registration Statement meets the requirements set forth in Rule 415(a)(1)(x) under the 1933 Act. At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the 1933 Act) relating to any of the Securities, the Company was not and is not an “Ineligible Issuer” (as defined in Rule 405 under the 1933 Act). The Registration Statement has been filed with the SEC not earlier than three years prior to the date hereof; and no notice of objection of the SEC to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the 1933 Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the SEC and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering has been initiated or threatened by the SEC; as of the effective time of the Registration Statement, the Registration Statement complied and will comply in all material respects with the 1933 Act and the TIA (as defined below) and did not contain and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the

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Prospectus and any amendment or supplement thereto and as of such applicable Closing Date, the Prospectus did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the TIA or (ii) any statements or omissions in the Registration Statement and the Prospectus and any amendment or supplement thereto made in reliance upon and in conformity with information relating to any underwriter or placement agent furnished to the Company in writing by such underwriter or placement agent expressly for use therein. The Company (i) has not distributed any offering material in connection with the offer or sale of any of the Securities and (ii) until no Buyer holds any of the Securities, shall not distribute any offering material in connection with the offer or sale of any of the Securities to, or by, any of the Buyers (if required), in each case, other than the Registration Statement, the Prospectus or the Prospectus Supplement. In accordance with Rule 5110(b)(7)(C)(i) of the Financial Industry Regulatory Authority Manual, the offering of the Securities has been registered with the SEC on Form S-3 under the 1933 Act pursuant to the standards for Form S-3 in effect prior to October 21, 1992, and the Securities are being offered pursuant to Rule 415 promulgated under the 1933 Act.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and its Subsidiaries and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes, the Warrants, the Conversion Shares and the Warrant Shares and the reservation for issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Articles of Incorporation (as defined below) (including, without limitation, any certificate of designation contained therein), Bylaws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital Market (the “Principal Market”) and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, assuming, with respect to clauses (ii) and (iii) above, the receipt of the Required Approvals and except in the case of clauses (ii) and (iii) above, for such breaches, violations or conflicts as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(e) Consents. Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the Required Approvals), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to such Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. Except as disclosed in the SEC Documents, the Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(f)   Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”)) of the Company or any of its Subsidiaries or (iii) to its knowledge,

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a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s and each Subsidiary’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company, each Subsidiary and their respective representatives.

(g) Placement Agent’s Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby in connection with the sale of the Securities. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim. Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities.

(h) No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to require approval of shareholders of the Company under any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(i) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares and Warrant Shares will increase in certain circumstances. The Company further acknowledges that its obligation to issue the Conversion Shares pursuant to the terms of the Notes in accordance with this Agreement and the Notes and the Warrant Shares upon exercise of the Warrants in accordance with this Agreement, the Notes and the Warrants is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

(j) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested shareholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), shareholder rights plan or other similar anti-takeover provision under the Articles of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities. The Company has no shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries.

(k) SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC (other than Section 16 ownership filings) pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to the Buyers or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited

Workhorse Group	A-10	2024 Proxy Statement

interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Company in its financial statements or otherwise. No other information provided by or on behalf of the Company to any of the Buyers which is not included in the SEC Documents (including, without limitation, information in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financial Statements to be in material compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent auditors that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

(l) Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at such Closing, will not be Insolvent (as defined below). For purposes of this Section 3(l), “Insolvent” means, (i) with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness (as defined below), (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to the Company and each Subsidiary, individually, (A) the present fair saleable value of the Company’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(m) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced, (ii) could have a material adverse effect on any Buyer’s investment hereunder or (iii) could have a Material Adverse Effect.

(n) Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or

Workhorse Group	A-11	2024 Proxy Statement

their organizational charter, certificate of formation, memorandum of association, articles of association, Articles of Incorporation or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. During the two years prior to the date hereof, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) except as disclosed in the SEC Documents, the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

(o) Foreign Corrupt Practices. Neither the Company, the Company’s subsidiary or any director, officer, agent, employee, nor any other person acting for or on behalf of the foregoing (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), or any other applicable anti-bribery or anti-corruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:

(iii) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or

(iv) assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

(p) Sarbanes-Oxley Act. The Company and each Subsidiary is in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder.

(q) Transactions With Affiliates. Except as disclosed in the SEC Documents, no current or former employee, partner, director, officer or shareholder (direct or indirect) of the Company or its Subsidiaries, or any associate, or, to the knowledge of the Company, any affiliate of any thereof, or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently, or has ever been, (i) a party to any transaction with the Company or its Subsidiaries (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or shareholder or such associate or affiliate or relative Subsidiaries (other than for ordinary course services as employees, officers or directors of the Company or any of its Subsidiaries)) or (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of the Company or its Subsidiaries (except for a passive investment (direct or indirect) in less than 5% of the common stock of a company whose securities are traded on or quoted through an Eligible Market (as defined in the Notes)),

Workhorse Group	A-12	2024 Proxy Statement

nor does any such Person receive income from any source other than the Company or its Subsidiaries which relates to the business of the Company or its Subsidiaries or should properly accrue to the Company or its Subsidiaries. No employee, officer, shareholder or director of the Company or any of its Subsidiaries or member of his or her immediate family is indebted to the Company or its Subsidiaries, as the case may be, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other standard employee benefits made generally available to all employees or executives (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company).

(r) Equity Capitalization.

(i) Definitions:

(A) “Common Stock” means (x) the Company’s shares of common stock, $0.001 par value per share, and (y) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(B) “Preferred Stock” means (x) the Company’s blank check preferred stock, $0.001 par value per share, the terms of which may be designated by the board of directors of the Company in a certificate of designations and (y) any capital stock into which such preferred stock shall have been changed or any share capital resulting from a reclassification of such preferred stock (other than a conversion of such preferred stock into Common Stock in accordance with the terms of such certificate of designations).

(ii) Authorized and Outstanding Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of (A) 450,000,000 shares of Common Stock, of which, 314,606,266 are issued and outstanding and 2,812,497 shares are reserved for issuance pursuant to Convertible Securities (as defined below) (other than the Notes and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (B) 75,000,000 shares of Preferred Stock, none of which are issued and outstanding. No shares of Common Stock are held in the treasury of the Company. “Convertible Securities” means any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock) or any of its Subsidiaries.

(iii) Valid Issuance; Available Shares; Affiliates. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Schedule 3(r)(iii) sets forth the number of shares of Common Stock that are (A) reserved for issuance pursuant to Convertible Securities (as defined below) (other than the Notes and the Warrants) and (B) that are, as of the date hereof, owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries. To the Company’s knowledge, no Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Convertible Securities (as defined below), whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% shareholder for purposes of federal securities laws).

(iv) Existing Securities; Obligations. Except as disclosed in the SEC Documents: (A) none of the Company’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights

Workhorse Group	A-13	2024 Proxy Statement

convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to this Agreement); (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (F) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

(v) Organizational Documents. The Company has furnished to the Buyers true, correct and complete copies of the Company’s Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all Convertible Securities and the material rights of the holders thereof in respect thereto.

(s) Indebtedness and Other Contracts. Neither the Company nor any of its Subsidiaries, (i) except as disclosed on Schedule 3(s), has any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) has any financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (iv) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (v) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof.

(t) Litigation. Except as disclosed in the SEC Documents, there is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or

Workhorse Group	A-14	2024 Proxy Statement

directors, whether of a civil or criminal nature or otherwise, in their capacities as such, which is outside of the ordinary course of business or individually or in the aggregate material to the Company or any of its Subsidiaries. No director, officer or employee of the Company or any of its Subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act, including, without limitation, the Registration Statement. After reasonable inquiry of its employees, the Company is not aware of any fact which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Neither the Company nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity.

(u) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(v) Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. Except as set forth on Schedule 3(v), no current (or former) executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. No current (or former) executive officer or other key employee of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w) Title.

(i) Real Property. Except as set forth on Schedule 3(w)(i), each of the Company and its Subsidiaries holds good title to, or a valid leasehold interest in, all real property, leases in real property, facilities or other interests in real property owned or held by the Company or any of its Subsidiaries (the “Real Property”) owned by the Company or any of its Subsidiaries (as applicable). Except as disclosed in the SEC Documents, the Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (a) Liens for current taxes not yet due and (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto. Any Real Property held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries.

(ii) Fixtures and Equipment. Except as set forth on Schedule 3(w)(i), each of the Company and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or its Subsidiary in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s and/or its Subsidiaries’

Workhorse Group	A-15	2024 Proxy Statement

businesses (as applicable) in the manner as conducted prior to the Initial Closing. Each of the Company and its Subsidiaries owns all of its Fixtures and Equipment free and clear of all Liens except for (a) liens for current taxes not yet due and (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto.

(x) Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and presently proposed to be conducted. Each of the patents owned by the Company or any of its Subsidiaries is listed on Schedule 3(x)(i). Except as set forth in Schedule 3(x)(ii), none of the Company’s Intellectual Property Rights have expired or terminated or have been abandoned or are expected to expire or terminate or are expected to be abandoned, within three years from the date of this Agreement. Except as set forth in Schedule 3(x)(iii), the Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. Neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

(y) Environmental Laws. (i) The Company and its Subsidiaries (A) are in compliance with any and all Environmental Laws (as defined below), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the foregoing clauses (A), (B) and (C), the failure to so comply or have such permits, licenses or other approval, as applicable, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii) No Hazardous Materials:

(A) have been disposed of or otherwise released from any Real Property of the Company or any of its Subsidiaries in violation of any Environmental Laws; or

(B) are present on, over, beneath, in or upon any Real Property or any portion thereof in quantities that would constitute a violation of any Environmental Laws. No prior use by the Company or any of its Subsidiaries of any Real Property has occurred that violates any Environmental Laws, which violation would have a material adverse effect on the business of the Company or any of its Subsidiaries.

(iii) Neither the Company nor any of its Subsidiaries knows of any other person who or entity which has stored, treated, recycled, disposed of or otherwise located on any Real Property any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls.

(iv) None of the Real Properties are on any federal or state “Superfund” list or Liability Information System (“CERCLIS”) list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.

(z) Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

Workhorse Group	A-16	2024 Proxy Statement

(aa) Tax Status. The Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the Code. The net operating loss carryforwards (“NOLs”) for United States federal income tax purposes of the consolidated group of which the Company is the common parent, if any, shall not be adversely effected by the transactions contemplated hereby. The transactions contemplated hereby do not constitute an “ownership change” within the meaning of Section 382 of the Code, thereby preserving the Company’s ability to utilize such NOLs.

(bb) Internal Accounting and Disclosure Controls. Except as set forth in the SEC Documents, the Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as set forth in the SEC Documents, neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

(cc) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(dd) Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(ee) Acknowledgement Regarding Buyers’ Trading Activity. It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, except as provided in the Leak-Out Agreements, none of the Buyers have been asked by the Company or any of its Subsidiaries to agree, nor has any Buyer agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Securities for any specified term; (ii) any Buyer, and counterparties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to such Buyer’s knowledge of the transactions contemplated by the Transaction Documents; (iii) each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction; and (iv) each Buyer may rely on the Company’s obligation to timely deliver shares of Common Stock upon conversion, exercise or exchange, as applicable, of the Securities as and when required pursuant to the Transaction Documents for purposes of effecting trading in the Common Stock of the Company. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the Press Releases and/or 8-K Filings

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(as defined below) one or more Buyers may engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock) at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value and/or number of the Warrant Shares or Conversion Shares, as applicable, deliverable with respect to the Securities are being determined and such hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock), if any, can reduce the value of the existing shareholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Notes, the Warrants or any other Transaction Document or any of the documents executed in connection herewith or therewith.

(ff) Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries or (iv) paid or agreed to pay any Person for research services with respect to any securities of the Company or any of its Subsidiaries.

(gg) U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is, or has ever been, and so long as any of the Securities are held by any of the Buyers, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Code, and the Company and each Subsidiary shall so certify upon any Buyer’s request.

(hh) Registration Eligibility. The Company is eligible to register the issuance of the Securities to the Buyers using Form S-3 promulgated under the 1933 Act.

(ii) Transfer Taxes. On such Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(jj) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(kk) Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(ll) Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the best of the Company’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

(mm) Money Laundering. The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

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(nn) Management. Except as set forth in Schedule 3(nn) hereto, during the past three-year period, no current or former officer or director or, to the knowledge of the Company, no current ten percent (10%) or greater shareholder of the Company or any of its Subsidiaries has been the subject of:

(i) a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(ii) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(1) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(2) engaging in any particular type of business practice; or

(3) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v) a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi) a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

(oo) Stock Option Plans. Except as set forth on Schedule 3(oo), each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(pp) No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents. In addition, on or prior to the date hereof, the Company had discussions with its accountants about its financial statements previously filed with the SEC. Based on those discussions, the Company has no reason to believe that it will need to restate any such financial statements or any part thereof.

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(qq) No Additional Agreements. The Company does not have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(rr) Public Utility Holding Company Act. None of the Company nor any of its Subsidiaries is a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Company Act of 2005.

(ss) Federal Power Act. None of the Company nor any of its Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.

(tt) Ranking of Notes. No Indebtedness of the Company, at such Closing, will be senior to, or pari passu with, the Notes in right of payment, whether with respect to payment or redemptions, interest, damages, upon liquidation or dissolution or otherwise.

(uu) Cybersecurity. The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants that would reasonably be expected to have a Material Adverse Effect on the Company’s business. The Company and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” used in connection with their businesses. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (iv) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (v) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. There have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person or such, nor any incidents under internal review or investigations relating to the same except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(vv) Compliance with Data Privacy Laws. The Company and its Subsidiaries are, and at all prior times were, in compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation HIPAA, and the Company and its Subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in compliance with, the General Data Protection Regulation of the European Union (GDPR) (Regulation EU 2016/679) (collectively, the “Privacy Laws”) except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. To ensure compliance with the Privacy Laws, the Company and its Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). The Company and its Subsidiaries have at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. The Company further certifies that neither it nor any Subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would

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reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

(ww) Registration Rights. No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement or the issuance of the Securities hereunder that could expose the Company to material liability or any Buyer to any liability or that could impair the Company’s ability to consummate the issuance and sale of the Securities in the manner, and at the times, contemplated hereby, which rights have not been waived by the holder thereof as of the date hereof.

(xx) Qualification Under Trust Indenture Act. The Indenture is qualified under the Trust Indenture Act of 1939, as amended (the “TIA”) and, prior to the issuance of Notes hereunder, the Company shall enter into any necessary supplemental indentures in connection therewith and, so long as the Notes remain outstanding, the Indenture shall be maintained in compliance with the TIA.

(yy) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to each Buyer pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. All financial projections and forecasts that have been prepared by or on behalf of the Company or any of its Subsidiaries and made available to you have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to each Buyer, the Company’s best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results). The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

4.           COVENANTS.

(a) Best Efforts. Each Buyer shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 6 of this Agreement. The Company shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 7 of this Agreement.

(b) Amendments to the Registration Statement; Prospectus Supplements; Free Writing Prospectuses.

(i) Except as provided in this Agreement and other than periodic reports required to be filed pursuant to the 1934 Act, the Company shall not file with the SEC any amendment to the Registration Statement that relates to the Buyer, this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby or file with the SEC any Prospectus Supplement that relates to the Buyer, this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby with respect to which (a) the Buyer shall not previously have been advised, (b) the Company shall not have given due consideration to any comments thereon received from the Buyer or its counsel, or (c) the Buyer

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shall reasonably object after being so advised, unless the Company reasonably has determined that it is necessary to amend the Registration Statement or make any supplement to the Prospectus to comply with the 1933 Act or any other applicable law or regulation, in which case the Company shall promptly (but in no event later than 24 hours) so inform the Buyer, the Buyer shall be provided with a reasonable opportunity to review and comment upon any disclosure relating to the Buyer and the Company shall expeditiously furnish to the Buyer an electronic copy thereof. In addition, for so long as, in the reasonable opinion of counsel for the Buyer, the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is required to be delivered in connection with any acquisition or sale of Securities by the Buyer, the Company shall not file any Prospectus Supplement with respect to the Securities without delivering or making available a copy of such Prospectus Supplement, together with the Prospectus, to the Buyer promptly.

(ii) The Company has not made, and agrees that unless it obtains the prior written consent of the Buyer it will not make, an offer relating to the Securities that would constitute an “issuer free writing prospectus” as defined in Rule 433 promulgated under the 1933 Act (an “Issuer Free Writing Prospectus”) or that would otherwise constitute a “free writing prospectus” as defined in Rule 405 promulgated under the 1933 Act (a “Free Writing Prospectus”) required to be filed by the Company or the Buyer with the SEC or retained by the Company or the Buyer under Rule 433 under the 1933 Act. The Buyer has not made, and agrees that unless it obtains the prior written consent of the Company it will not make, an offer relating to the Securities that would constitute a Free Writing Prospectus required to be filed by the Company with the SEC or retained by the Company under Rule 433 under the 1933 Act. Any such Issuer Free Writing Prospectus or other Free Writing Prospectus consented to by the Buyer or the Company is referred to in this Agreement as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the 1933 Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the SEC, legending and record keeping.

(c) Prospectus Delivery. Immediately prior to execution of this Agreement, the Company shall have delivered to the Buyer, and as soon as practicable after execution of this Agreement the Company shall file, Prospectus Supplements with respect to the Securities to be issued on the applicable Closing Date, as required under, and in conformity with, the 1933 Act, including Rule 424(b) thereunder. The Company shall provide the Buyer a reasonable opportunity to comment on a draft of each Prospectus Supplement and any Issuer Free Writing Prospectus, shall give due consideration to all such comments and, subject to the provisions of Section 4(b) hereof, shall deliver or make available to the Buyer, without charge, an electronic copy of each form of Prospectus Supplement, together with the Prospectus, and any Permitted Free Writing Prospectus on such Closing Date. The Company consents to the use of the Prospectus (and of any Prospectus Supplements thereto) in accordance with the provisions of the 1933 Act and with the securities or “blue sky” laws of the jurisdictions in which the Securities may be sold by the Buyer, in connection with the offering and sale of the Securities and for such period of time thereafter as the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is required by the 1933 Act to be delivered in connection with sales of the Securities. If during such period of time any event shall occur that in the judgment of the Company and its counsel is required to be set forth in the Registration Statement or the Prospectus or any Permitted Free Writing Prospectus or should be set forth therein in order to make the statements made therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or if it is necessary to amend the Registration Statement or supplement or amend the Prospectus or any Permitted Free Writing Prospectus to comply with the 1933 Act or any other applicable law or regulation, the Company shall forthwith prepare and, subject to Section 4(b) above, file with the SEC an appropriate amendment to the Registration Statement or Prospectus Supplement to the Prospectus (or supplement to the Permitted Free Writing Prospectus) and shall expeditiously furnish or make available to the Buyer an electronic copy thereof.

(d) Stop Orders. The Company shall advise the Buyer promptly (but in no event later than 24 hours) and shall confirm such advice in writing: (i) of the Company’s receipt of notice of any request by the SEC for amendment of or a supplement to the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus or for any additional information; (ii) of the Company’s receipt of notice of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus or any Prospectus Supplement, or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; (iii) of the Company becoming aware of the happening of any event, which makes any statement of a material fact made in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus untrue or which requires the making of any additions to or

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changes to the statements then made in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus in order to state a material fact required by the 1933 Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or of the necessity to amend the Registration Statement or supplement the Prospectus or any Permitted Free Writing Prospectus to comply with the 1933 Act or any other law or (iv) if at any time following the date hereof the Registration Statement is not effective or is not otherwise available for the issuance of the Securities or any Prospectus contained therein is not available for use for any other reason. Thereafter, the Company shall promptly notify such holders when the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus and/or any amendment or supplement thereto, as applicable, is effective and available for the issuance of the Securities. If at any time the SEC shall issue any stop order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus or any Prospectus Supplement, the Company shall use best efforts to obtain the withdrawal of such order at the earliest possible time.

(e) Blue Sky. The Company shall, on or before each Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Buyers at such applicable Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to such applicable Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyers.

(f) Reporting Status. Until the date on which the Buyers shall have sold all of the Securities (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(g) Use of Proceeds. The Company will use the proceeds from the sale of the Securities as described in the Prospectus Supplement, but not, directly or indirectly, for (i) except as set forth on Schedule 4(g), the satisfaction of any indebtedness of the Company or any of its Subsidiaries, (ii) the redemption or repurchase of any securities of the Company or any of its Subsidiaries, or (iii) the settlement of any outstanding litigation.

(h) Financial Information. The Company agrees to send the following to each holder of Notes and Warrants, as applicable, (each, an “Investor”) during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any interim reports or any consolidated balance sheets, income statements, shareholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) unless the following are either filed with the SEC through EDGAR or are otherwise widely disseminated via a recognized news release service (such as PR Newswire), on the same day as the release thereof, e-mail copies of all press releases issued by the Company or any of its Subsidiaries and (iii) unless the following are filed with the SEC through EDGAR, copies of any notices and other information made available or given to the shareholders of the Company generally, contemporaneously with the making available or giving thereof to the shareholders.

(i) Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Underlying Securities (as defined below) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all Underlying Securities from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. The Company shall maintain the Common Stock’s listing or authorization for quotation (as the case may be) on The New York Stock Exchange, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market (each, an “Eligible Market”). Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(i). “Underlying Securities” means

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(i) the Conversion Shares, (ii) the Warrant Shares and (iii) any capital stock of the Company issued or issuable with respect to the Conversion Shares, the Warrant Shares, the Indenture, the Notes or the Warrants, respectively, including, without limitation, (1) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Company into which the shares of Common Stock are converted or exchanged and shares of capital stock of a Successor Entity (as defined in the Warrants) into which the shares of Common Stock are converted or exchanged, in each case, without regard to any limitations on conversion of the Notes or exercise of the Warrants.

(j) Fees. The Company shall reimburse the lead Buyer (i) at the Initial Closing, a non-accountable amount of $450,000 and (ii) at each Additional Closing, a non-accountable amount of $25,000, in each case, for legal fees of outside counsel and disbursements of Kelley Drye & Warren LLP and Blank Rome LLP, counsel to the lead Buyer and (ii) all other reasonable and documented costs and expenses incurred by it or its affiliates in connection with the structuring, documentation, diligence, negotiation, applicable closing and post-closing, as applicable, of the transactions contemplated by the Transaction Documents (including, without limitation, as applicable, any other reasonable and documented fees and expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by the Transaction Documents and due diligence and regulatory filings in connection therewith) (the “Transaction Expenses”) and shall be withheld by the lead Buyer from its Purchase Price at such applicable Closing; provided, that the Company shall promptly reimburse Kelley Drye & Warren LLP and Blank Rome LLP (and/or the lead Buyer, as applicable) on demand for all Transaction Expenses applicable thereto in accordance hereto not so reimbursed through such withholding at such applicable Closing. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, any fees and expenses of the Trustee (including, without limitation, the fees and expenses of any legal counsel to the Trustee), transfer agent fees, DTC (as defined below) fees or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

(k) Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

(l) Disclosure of Transactions and Other Material Information.

(i) Disclosure of Transaction.

(1) Initial Closing. The Company shall, on or before 9:30 a.m., New York time, on the date of this Agreement, issue a press release (the “Initial Press Release”) reasonably acceptable to the Buyers disclosing all the material terms of the transactions contemplated by the Transaction Documents. On or before 9:30 a.m., New York time, on the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the form of Indenture, the form of Supplemental Indentures, and the form of Notes, the form of Security Agreement, the form of Guarantee, the form of Warrants, and the form of Leak-Out Agreement (including all attachments), the “Initial 8-K Filing”). From and after the filing of the Initial 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided to any of the Buyers by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the Initial 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate.

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(2) Additional Closings. The Company shall, on or before 9:30 a.m., New York time, on the first (1st) Business Day after the Company receives an Additional Closing Notice, either issue a press release (each, an “Additional Press Release”) or file a Current Report on Form 8-K (each, an “Additional 8-K Filing”, and together with the Initial 8-K Filing, the “8-K Filings”), in each case reasonably acceptable to such Buyer participating in such Additional Closing, disclosing that “an institutional investor” has elected to deliver an Additional Closing Notice to the Company or the Company has elected to effect an Additional Closing, as applicable. From and after the filing of the Additional Press Release or Additional 8-K Filing, solely to the extent such Additional Closing Notice constitutes material non-public information (as specified by the Company in such applicable Additional Mandatory Closing Notice or in its acknowledgement to such applicable Additional Optional Closing Notice, as applicable), the Company shall have disclosed all material, non-public information (if any) provided to any of the Buyers by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the Additional 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate.

(ii) Limitations on Disclosure. Except with respect to the delivery of an Additional Mandatory Closing Notice, the Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Buyer with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of such Buyer (which may be granted or withheld in such Buyer’s sole discretion). In the event of a breach of any of the foregoing covenants, including, without limitation, Section 4(q) of this Agreement, or any of the covenants or agreements contained in any other Transaction Document, by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents (as determined in the reasonable good faith judgment of such Buyer), in addition to any other remedy provided herein or in the Transaction Documents, such Buyer may deliver written notice to the Company to request that the Company promptly publicly release such applicable material, non-public information. If the Company fails to publicly release such material, non-public information on or prior to the second (2nd) Trading Day after such written notice by such Buyer, such Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such breach or such material, non-public information, as applicable, without the prior approval by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees, affiliates, shareholders or agents, for any such disclosure. To the extent that the Company delivers any material, non-public information to a Buyer without such Buyer’s consent, the Company hereby covenants and agrees that such Buyer shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information. Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of any Buyer, to make the Press Release and any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filings and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the applicable Buyer (which may be granted or withheld in such Buyer’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of such Buyer in any filing, announcement, release or otherwise, except as required by applicable law or regulations; provided, however, that with respect to any filing or submission required by applicable law or regulations, (i) such filing or submission shall contain only such information as is necessary or advisable to comply with applicable law or regulations and (ii) unless specifically prohibited by applicable law or court order, the Company shall promptly notify the Buyers of the requirement to make such submission or filing and provide the Buyers with a copy thereof. Notwithstanding

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anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that no Buyer shall have (unless expressly agreed to by a particular Buyer after the date hereof in a written definitive and binding agreement executed by the Company and such particular Buyer (it being understood and agreed that no Buyer may bind any other Buyer with respect thereto)), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Company or any of its Subsidiaries.

(m) Additional Issuance of Securities. So long as any Buyer beneficially owns any Securities, the Company will not, without the prior written consent of the Required Holders issue any Notes (other than to the Buyers as contemplated hereby) and the Company shall not issue any other securities that would cause a breach or default under the Notes. The Company agrees that for each period commencing on a Closing Date hereunder, through, and including, the tenth (10th) Trading Day immediately following such Closing Date (each, a “Restricted Period”), neither the Company nor any of its Subsidiaries shall directly or indirectly:

(i) file a registration statement under the 1933 Act relating to securities that are not the Underlying Securities (other than a registration statement on Form S-4, Form S-8 or such supplements or amendments to registration statements that are outstanding and have been declared effective by the SEC as of the date hereof (including the Registration Statement) (solely to the extent necessary to keep such registration statements effective and available and not with respect to any Subsequent Placement)); or

(ii) issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act)), any Convertible Securities (as defined below), any debt, any preferred stock or any purchase rights (any such issuance, offer, sale, grant, disposition or announcement (whether occurring during the Restricted Period or at any time thereafter) is referred to as a “Subsequent Placement”). Notwithstanding the foregoing, this Section 4(m) shall not apply in respect of the issuance of (A) shares of Common Stock or standard options to purchase Common Stock to directors, officers or employees of the Company in their capacity as such pursuant to an Approved Stock Plan (as defined below), provided that (x) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such options) after the date hereof pursuant to this clause (A) do not, in the aggregate, exceed more than 5% of the Common Stock issued and outstanding immediately prior to the date hereof and (y) the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects any of the Buyers; (B) shares of Common Stock issued upon the conversion or exercise of Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (A) above) issued prior to the date hereof, provided that the conversion, exercise or other method of issuance (as the case may be) of any such Convertible Security is made solely pursuant to the conversion, exercise or other method of issuance (as the case may be) provisions of such Convertible Security that were in effect on the date immediately prior to the date of this Agreement, the conversion, exercise or issuance price of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (A) above) is not lowered, none of such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (A) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (A) above) are otherwise materially changed in any manner that adversely affects any of the Buyers; (C) the Conversion Shares and (D) the Warrant Shares (each of the foregoing in clauses (A) through (D), collectively the “Excluded Securities”). “Approved Stock Plan” means any employee benefit plan which has been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer or director for services provided to the Company in their capacity as such.

(n) Reservation of Shares. So long as any of the Notes or Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than (i) if prior to the Shareholder Approval Deadline (as defined below), 100% of the sum of (A) the maximum number of shares of Common Stock issuable upon conversion of all the Notes then outstanding (assuming for purposes hereof that (x) the Notes are convertible at the Alternate Conversion Price assuming an Alternate Conversion Date as of

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such applicable date of determination, (y) interest on the Notes shall accrue through the first (1st) anniversary of the applicable Closing Date and will be converted in shares of Common Stock at a conversion price equal to the Alternate Conversion Price assuming an Alternate Conversion Date as of such applicable date of determination and (z) any such conversion shall not take into account any limitations on the conversion of the Notes set forth in the Notes), and (B) the maximum number of Warrant Shares issuable upon exercise of all the Warrants then outstanding (without regard to any limitations on the exercise of the Warrants set forth therein) or (ii) after the Shareholder Approval Deadline, 200% of the sum of (A) the maximum number of shares of Common Stock issuable upon conversion of all the Notes then outstanding (assuming for purposes hereof that (w) all Additional Notes issuable hereunder have been issued as of such date of determination (except for Additional Notes issuable in connection with an Additional Mutual Closing or an Additional Sole Buyer Closing, which Additional Notes shall only be included for purposes of this Section 4(n) if such Additional Notes are outstanding as of the applicable date of determination), (x) the Notes are convertible at the Alternate Conversion Price assuming an Alternate Conversion Date as of such applicable date of determination, (y) interest on the Notes shall accrue through the first (1st) anniversary of the applicable Closing Date and will be converted in shares of Common Stock at a conversion price equal to the Alternate Conversion Price assuming an Alternate Conversion Date as of such applicable date of determination and (z) any such conversion shall not take into account any limitations on the conversion of the Notes set forth in the Notes), and (B) the maximum number of Warrant Shares issuable upon exercise of all the Warrants then outstanding (without regard to any limitations on the exercise of the Warrants set forth therein) (collectively, the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 4(n) be reduced other than proportionally in connection with any conversion, exercise and/or redemption, as applicable of Notes and Warrants or to the extent any Additional Notes are not issued as of the Additional Closing Expiration Date. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a meeting of shareholders to authorize additional shares to meet the Company’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, obtain shareholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.

(o) Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(p) Other Notes; Variable Securities. So long as any Notes remain outstanding, the Company and each Subsidiary shall be prohibited from effecting or entering into an agreement to effect any Subsequent Placement involving a Variable Rate Transaction (other than an at-the-market offering, not in excess of $15 million, with a bone fide broker dealer at a price per share of Common Stock greater than or equal to $0.13 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events), each, a “Permitted ATM”). “Variable Rate Transaction” means a transaction in which the Company or any Subsidiary (i) issues or sells any Convertible Securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, other than pursuant to a customary “weighted average” anti-dilution provision or (ii) enters into any agreement (including, without limitation, an equity line of credit or an “at-the-market” offering) whereby the Company or any Subsidiary may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights). Each Buyer shall be entitled to obtain injunctive relief against the Company and its Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(q) Participation Right. At any time on or prior to the third anniversary of the Initial Closing Date (or, if later, the date no Notes remain outstanding), neither the Company nor any of its Subsidiaries shall, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 4(q). The Company acknowledges and agrees that the right set forth in this Section 4(q) is a right granted by the Company, separately, to each Buyer.

(i) At least five (5) Trading Days prior to any proposed or intended Subsequent Placement, the Company shall deliver to each Buyer a written notice (each such notice, a “Pre-Notice”), which Pre-Notice shall not contain any information (including, without limitation, material, non-public information) other than: (A) if the proposed Offer Notice (as defined below) constitutes or contains material, non-public information,

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a statement asking whether the Investor is willing to accept material non-public information or (B) if the proposed Offer Notice does not constitute or contain material, non-public information, (x) a statement that the Company proposes or intends to effect a Subsequent Placement, (y) a statement that the statement in clause (x) above does not constitute material, non-public information and (z) a statement informing such Buyer that it is entitled to receive an Offer Notice (as defined below) with respect to such Subsequent Placement upon its written request. Upon the written request of a Buyer within three (3) Trading Days after the Company’s delivery to such Buyer of such Pre-Notice, and only upon a written request by such Buyer, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver to such Buyer an irrevocable written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (A) identify and describe the Offered Securities, (B) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (C) identify the Persons (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (D) offer to issue and sell to or exchange with such Buyer in accordance with the terms of the Offer such Buyer’s pro rata portion of 35% of the Offered Securities, provided that the number of Offered Securities which such Buyer shall have the right to subscribe for under this Section 4(q) shall be (x) based on such Buyer’s pro rata portion of the aggregate original principal amount of the Notes purchased hereunder by all Buyers (the “Basic Amount”), and (y) with respect to each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the “Undersubscription Amount”), which process shall be repeated until each Buyer shall have an opportunity to subscribe for any remaining Undersubscription Amount.

(ii) To accept an Offer, in whole or in part, such Buyer must deliver a written notice to the Company prior to the end of the third (3rd) Business Day after such Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Buyer’s Basic Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Buyer elects to purchase (in either case, the “Notice of Acceptance”). If the Basic Amounts subscribed for by all Buyers are less than the total of all of the Basic Amounts, then each Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Buyer bears to the total Basic Amounts of all Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent it deems reasonably necessary. Notwithstanding the foregoing, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to each Buyer a new Offer Notice and the Offer Period shall expire on the fifth (5th) Business Day after such Buyer’s receipt of such new Offer Notice.

(iii) The Company shall have five (5) Business Days from the expiration of the Offer Period above (A) to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by a Buyer (the “Refused Securities”) pursuant to a definitive agreement(s) (the “Subsequent Placement Agreement”), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer Notice and (B) to publicly announce (x) the execution of such Subsequent Placement Agreement, and (y) either (I) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (II) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

(iv) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(q)(iii) above), then each Buyer may, at its sole option and in its sole discretion, withdraw its Notice of Acceptance or reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer elected to purchase pursuant to Section 4(q)(ii) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered

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Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyers pursuant to this Section 4(q) prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 4(q)(i) above.

(v) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, such Buyer shall acquire from the Company, and the Company shall issue to such Buyer, the number or amount of Offered Securities specified in its Notice of Acceptance, as reduced pursuant to Section 4(q)(iv) above if such Buyer has so elected, upon the terms and conditions specified in the Offer. The purchase by such Buyer of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and such Buyer of a separate purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to such Buyer and its counsel.

(vi) Any Offered Securities not acquired by a Buyer or other Persons in accordance with this Section 4(q) may not be issued, sold or exchanged until they are again offered to such Buyer under the procedures specified in this Agreement.

(vii) The Company and each Buyer agree that if any Buyer elects to participate in the Offer, neither the Subsequent Placement Agreement with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provision whereby such Buyer shall be required to agree to any restrictions on trading as to any securities of the Company or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, any agreement previously entered into with the Company or any instrument received from the Company.

(viii) Notwithstanding anything to the contrary in this Section 4(q) and unless otherwise agreed to by such Buyer, the Company shall either confirm in writing to such Buyer that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case, in such a manner such that such Buyer will not be in possession of any material, non-public information, by the fifth (5th) Business Day following delivery of the Offer Notice. If by such fifth (5th) Business Day, no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by such Buyer, such transaction shall be deemed to have been abandoned and such Buyer shall not be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide such Buyer with another Offer Notice and such Buyer will again have the right of participation set forth in this Section 4(q). The Company shall not be permitted to deliver more than one such Offer Notice to such Buyer in any sixty (60) day period, except as expressly contemplated by the last sentence of Section 4(q)(ii).

(ix) The restrictions contained in this Section 4(q) shall not apply in connection with the issuance of any Excluded Securities or the Permitted ATM. The Company shall not circumvent the provisions of this Section 4(q) by providing terms or conditions to one Buyer that are not provided to all.

(r) Dilutive Issuances. For so long as any Notes or Warrants remain outstanding, the Company shall not, in any manner, enter into or effect any Dilutive Issuance (as defined in the Notes) if the effect of such Dilutive Issuance is to cause the Company to be required to issue upon conversion of any Notes or exercise of any Warrant any shares of Common Stock in excess of that number of shares of Common Stock which the Company may issue upon conversion of the Notes and exercise of the Warrants without breaching the Company’s obligations under the rules or regulations of the Principal Market.

(s) Passive Foreign Investment Company. The Company shall conduct its business, and shall cause its Subsidiaries to conduct their respective businesses, in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the Code.

(t) Restriction on Redemption and Cash Dividends. Until the later of (x) the Additional Closing Expiration Date and (y) the date no Notes remain outstanding, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, any securities of the Company without the prior express written consent of the Buyers.

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(u) Corporate Existence. So long as any Buyer beneficially owns any Notes or Warrants, the Company shall not be party to any Fundamental Transaction (as defined in the Notes) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Warrants.

(v) Stock Splits. Until the later of (x) the Additional Closing Expiration Date and (y) the date no Notes remain outstanding, the Company shall not effect any stock combination, reverse stock split or other similar transaction (or make any public announcement or disclosure with respect to any of the foregoing) without notifying the Required Holders (as defined below) in writing (which may be an e-mail).

(w) Conversion and Exercise Procedures. Each of the form of Exercise Notice (as defined in the Warrants) included in the Warrants and the form of Conversion Notice (as defined in the Notes) included in the Notes set forth the totality of the procedures required of the Buyers in order to exercise the Warrants or convert the Notes. No additional legal opinion, other information or instructions shall be required of the Buyers to exercise their Warrants or convert their Notes. The Company shall honor exercises of the Warrants and conversions of the Notes and shall deliver the Conversion Shares and Warrant Shares in accordance with the terms, conditions and time periods set forth in the Notes and Warrants. Without limiting the preceding sentences, no ink-original Conversion Notice or Exercise Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Conversion Notice or Exercise Notice form be required in order to convert the Notes or exercise the Warrants.

(x) Collateral Agent. Each Buyer hereby (i) appoints [*] as the collateral agent hereunder and under the other Security Documents (in such capacity, the “Collateral Agent”), and (ii) authorizes the Collateral Agent (and its officers, directors, employees and agents) to take such action on such Buyer’s behalf in accordance with the terms hereof and thereof. The Collateral Agent shall not have, by reason hereof or any of the other Security Documents, a fiduciary relationship in respect of any Buyer. Neither the Collateral Agent nor any of its officers, directors, employees or agents shall have any liability to any Buyer for any action taken or omitted to be taken in connection hereof or any other Security Document except to the extent caused by its own gross negligence or willful misconduct, and each Buyer agrees to defend, protect, indemnify and hold harmless the Collateral Agent and all of its officers, directors, employees and agents (collectively, the “Collateral Agent Indemnitees”) from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by such Collateral Agent Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Collateral Agent Indemnitee of the duties and obligations of Collateral Agent pursuant hereto or any of the Security Documents. The Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Holders, and such instructions shall be binding upon all holders of Notes; provided, however, that the Collateral Agent shall not be required to take any action which, in the reasonable opinion of the Collateral Agent, exposes the Collateral Agent to liability or which is contrary to this Agreement or any other Transaction Document or applicable law. The Collateral Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Transaction Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

(y) Successor Collateral Agent.

(i) The Collateral Agent may resign from the performance of all its functions and duties hereunder and under the other Transaction Documents at any time by giving at least ten (10) Business Days’ prior written notice to the Company and each holder of Notes. Such resignation shall take effect upon the acceptance by a successor Collateral Agent of appointment pursuant to clauses (ii) and (iii) below or as otherwise provided below. If at any time the Collateral Agent (together with its affiliates) beneficially owns less than $25,000 in aggregate principal amount of Notes, the Required Holders may, by written consent, remove the Collateral Agent from all its functions and duties hereunder and under the other Transaction Documents.

(ii) Upon any such notice of resignation or removal, the Required Holders shall appoint a successor collateral agent. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor agent, such successor collateral agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the collateral agent, and the Collateral Agent shall be discharged from its duties and obligations under this Agreement and the other Transaction Documents. After the Collateral Agent’s resignation or removal hereunder as the collateral agent, the provisions of this Section 4(y) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent under this Agreement and the other Transaction Documents.

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(iii)   If a successor collateral agent shall not have been so appointed within ten (10) Business Days of receipt of a written notice of resignation or removal, the Collateral Agent shall then appoint a successor collateral agent who shall serve as the Collateral Agent until such time, if any, as the Required Holders appoint a successor collateral agent as provided above.

(iv) In the event that a successor Collateral Agent is appointed pursuant to the provisions of this Section 4(y) that is not a Buyer or an affiliate of any Buyer (or the Required Holders or the Collateral Agent (or its successor), as applicable, notify the Company that they or it wants to appoint such a successor Collateral Agent pursuant to the terms of this Section 4(y)), the Company and each Subsidiary thereof covenants and agrees to promptly take all actions reasonably requested by the Required Holders or the Collateral Agent (or its successor), as applicable, from time to time, to secure a successor Collateral Agent satisfactory to the requesting part(y)(ies), in their sole discretion, including, without limitation, by paying all reasonable and customary fees and expenses of such successor Collateral Agent, by having the Company and each Subsidiary thereof agree to indemnify any successor Collateral Agent pursuant to reasonable and customary terms and by each of the Company and each Subsidiary thereof executing a collateral agency agreement or similar agreement and/or any amendment to the Security Documents reasonably requested or required by the successor Collateral Agent.

(z) Regulation M. The Company will not take any action prohibited by Regulation M under the 1934 Act, in connection with the distribution of the Securities contemplated hereby.

(aa) Shareholder Approval. The Company shall either (x) if the Company shall have obtained the prior written consent of the requisite shareholders (the “Shareholder Consent”) to obtain the Shareholder Approval (as defined below), inform the shareholders of the Company of the receipt of the Shareholder Consent by preparing and filing with the SEC, as promptly as practicable after the date hereof, but prior to the seventy-fifth (75th) calendar day after the Initial Closing Date (or, if such filing is delayed by a court or regulatory agency, in no event later than 90 calendar days after the Initial Closing), an information statement with respect thereto or (y) provide each shareholder entitled to vote at a meeting of shareholders of the Company (the “Shareholder Meeting”), which shall be promptly called and held not later than the seventy-fifth (75th) calendar day after the Initial Closing Date (the “Shareholder Meeting Deadline”), a proxy statement, in each case, in a form reasonably acceptable to the Buyers and Kelley Drye & Warren LLP, at the expense of the Company, with the Company obligated to reimburse the expenses of Kelley Drye & Warren LLP incurred in connection therewith in an amount not to exceed $5,000. The proxy statement, if any, shall solicit each of the Company’s shareholders’ affirmative vote at the Shareholder Meeting for approval of resolutions (“Shareholder Resolutions”) providing for the approval of (x) a reverse stock split of the issued and outstanding shares of Common Stock as determined by the board of directors of the Company in a ratio of no less than 1:10 and no more than 1:100 and (y) the issuance of all of the Securities in compliance with the rules and regulations of the Principal Market (without regard to any limitations on conversion or exercise set forth in the Notes or Warrants, respectively, assuming all Additional Notes have been issued hereunder and all adjustments with respect to such issuances shall have been made to the Warrants, as applicable) (such affirmative approval being referred to herein as the “Shareholder Approval”, and the date such Shareholder Approval is obtained, the “Shareholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its shareholders’ approval of such resolutions and to cause the Board of Directors of the Company to recommend to the shareholders that they approve such resolutions. The Company shall be obligated to seek to obtain the Shareholder Approval by the Shareholder Meeting Deadline. If, despite the Company’s reasonable best efforts the Shareholder Approval is not obtained by such Shareholder Approval Date, the Company shall adjourn and reconvene the Shareholder Meeting at least as often as every sixty (60) calendar days thereafter until such Shareholder Approval is obtained, but in no event later than One Hundred and Thirty-fifth (135th) calendar day after the Initial Closing Date. To the extent the Company obtains the Shareholder Approval through the written consent of the Company’s shareholders, solely for purposes of issuance of the First Additional Mandatory Closing Notice, Shareholder Approval shall be deemed to have been received upon the mailing of the definitive information statement to the shareholders pursuant to Regulation 14C of the 1934 Act with the SEC.

(bb) Closing Documents. On or prior to fourteen (14) calendar days after each Closing Date, the Company agrees to deliver, or cause to be delivered, to each Buyer and Kelley Drye & Warren LLP a complete closing set of the executed Transaction Documents, Securities and any other document required to be delivered to any party pursuant to Section 7 hereof or otherwise.

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5.           REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a) Register. The Company (or the Trustee with respect to the Notes in accordance with the terms of the Indenture and the Supplemental Indenture, as applicable) shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes and the Warrants in which the Company (or the Trustee, as applicable) shall record the name and address of the Person in whose name the Notes and the Warrants have been issued (including the name and address of each transferee), the principal amount of the Notes held by such Person, the number of Conversion Shares issuable pursuant to the terms of the Notes and the number of Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company (or the Trustee, as applicable) shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

(b) Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent (as applicable, the “Transfer Agent”) in a form acceptable to each of the Buyers (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Notes or the exercise of the Warrants (as the case may be). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), will be given by the Company to its transfer agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of any Securities, the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall cause its counsel to issue the legal opinion referred to in the Irrevocable Transfer Agent Instructions, if requested or required, as applicable, by the Transfer Agent, to the Transfer Agent as follows: (i) upon each conversion of the Notes or exercise of the Warrants (unless such issuance is covered by a prior legal opinion previously delivered to the Transfer Agent) and (ii) on each date a registration statement with respect to the issuance or resale of any of the Securities is declared effective by the SEC. Any fees (with respect to the transfer agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the Securities shall be borne by the Company.

(c) Legends. Certificates and any other instruments evidencing the Securities shall not bear any restrictive or other legend.

(d) FAST Compliance. While any Warrants remain outstanding, the Company shall maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program.

6.           CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

(a) The obligation of the Company hereunder to issue and sell the Initial Notes and the related Initial Warrants to each Buyer at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i) Such Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

(ii) Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(j)) for the Initial Note and the related Initial Warrants being purchased by such Buyer at the Initial Closing by wire transfer of immediately available funds in accordance with the Flow of Funds Letter.

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(iii) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Initial Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Initial Closing Date.

(iv) Such Buyer shall have duly executed and delivered to the Company a leak-out agreement, in the form attached hereto as Exhibit F (each, a “Leak-Out Agreement”)

(b) The obligation of the Company hereunder to issue and sell Additional Notes and related Additional Warrants to each Buyer at the applicable Additional Closing is subject to the satisfaction, at or before such Additional Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i) Such Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

(ii) Such Buyer and each other Buyer shall have delivered to the Company the applicable Additional Purchase Price (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(j)) for the Additional Note and Additional Warrants being purchased by such Buyer at such Additional Closing by wire transfer of immediately available funds in accordance with the Additional Flow of Funds Letter.

(iii) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of such Additional Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to such Additional Closing Date.

7.           CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

(a) The obligation of each Buyer hereunder to purchase its Initial Note and its related Initial Warrants at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) The Company and each Subsidiary (as the case may be) shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Buyer (A) a Note in such original principal amount as is set forth across from such Buyer’s name in column (3) of the Schedule of Buyers and (B) a Warrant (initially for such aggregate number of Warrant Shares as is set forth across from such Buyer’s name in column (4) of the Schedule of Buyers) being purchased by such Buyer at the Initial Closing pursuant to this Agreement.

(ii) Such Buyer shall have received the opinion of Taft Stettinius & Hollister LLP, the Company’s counsel, and Parsons Behle & Latimer, the Company’s Nevada counsel, dated as of the Initial Closing Date, in the form acceptable to such Buyer.

(iii) The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form acceptable to such Buyer, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent and shall remain in full force and effect as of such Initial Closing Date.

(iv) The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing (if a good standing concept exists in such jurisdiction) of the Company and each of its Subsidiaries in each such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Initial Closing Date.

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(v) The Company shall have delivered to such Buyer a certificate evidencing the Company’s and each Subsidiary’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company and each Subsidiary conducts business and is required to so qualify, as of a date within ten (10) days of the Initial Closing Date.

(vi) The Company shall have delivered to such Buyer a certified copy of the Articles of Incorporation as certified by the Nevada Secretary of State within ten (10) days of the Initial Closing Date.

(vii) Each Subsidiary shall have delivered to such Buyer a certified copy of its Articles of Incorporation (or such equivalent organizational document) as certified by the Secretary of State (or comparable office) of such Subsidiary’s jurisdiction of incorporation within ten (10) days of the Initial Closing Date.

(viii) The Company and each Subsidiary shall have delivered to such Buyer a certificate, in the form acceptable to such Buyer, executed by the Secretary of the Company and each Subsidiary and dated as of the Initial Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s and each Subsidiary’s board of directors in a form reasonably acceptable to such Buyer, (ii) the Articles of Incorporation of the Company and the organizational documents of each Subsidiary and (iii) the Bylaws of the Company and the bylaws of each Subsidiary, each as in effect at the Initial Closing.

(ix) Each and every representation and warranty of the Company shall be true and correct in all material respects (except for such representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the Initial Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all material respects with (except for covenants, agreements or conditions that are qualified by materiality or material adverse effect, which shall be performed, satisfied and complied in all respects with) the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Initial Closing Date. Such Buyer shall have received a certificate, duly executed by the Chief Financial Officer of the Company, dated as of the Initial Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form acceptable to such Buyer.

(x) The Company shall have delivered to such Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding on the Initial Closing Date immediately prior to the Initial Closing.

(xi) The Common Stock (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Initial Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Initial Closing Date, either (I) in writing by the SEC or the Principal Market or (II) by falling below the minimum maintenance requirements of the Principal Market, other than with respect to the failure to comply with Nasdaq Listing Rule 5550(a)(2), as disclosed by the Company in its Current Report on Form 8-K, filed on September 22, 2023.

(xii) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market, if any.

(xiii) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(xiv) Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

(xv) The Company shall have obtained approval of the Principal Market to list or designate for quotation (as the case may be) the Conversion Shares and the Warrant Shares.

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(xvi) In accordance with the terms of the Security Documents, the Company shall have delivered to the Collateral Agent (A) original certificates (if any) (I) representing the Subsidiaries’ shares of share capital to the extent such subsidiary is a corporation or otherwise has certificated equity and (II) representing all other equity interests and all promissory notes required to be pledged thereunder, in each case, accompanied by undated share powers and allonges executed in blank and other proper instruments of transfer and (B) appropriate financing statements on Form UCC-1 to be duly filed in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by each Security Document (the “Perfection Certificate”).

(xvii) Within two (2) Business Days prior to the Initial Closing, the Company shall have delivered or caused to be delivered to each Buyer and the Collateral Agent (A) certified copies of requests for copies of information on Form UCC-11, listing all effective financing statements which name as debtor the Company or any of its Subsidiaries and which are filed in such office or offices as may be necessary or, in the opinion of the Collateral Agent or the Buyers, desirable to perfect the security interests purported to be created by the Security Agreement, together with copies of such financing statements, none of which, except as otherwise agreed in writing by the Collateral Agent, shall cover any of the Collateral (as defined in the Security Agreement), and the results of searches for any tax Lien and judgment Lien filed against such Person or its property, which results, except as otherwise agreed to in writing by the Collateral Agent and the Buyers, shall not show any such Liens; and (B) a perfection certificate, duly completed and executed by the Company and each of its Subsidiaries, in form and substance satisfactory to the Buyers.

(xviii) The Collateral Agent shall have received the Security Agreement, duly executed by the Company and each of its Subsidiaries, together with the original share certificates representing all of the equity interests and all promissory notes required to be pledged thereunder, accompanied by undated share powers and allonges executed in blank and other proper instruments of transfer.

(xix) With respect to the Intellectual Property Rights, if any, of the Company or any of its Subsidiaries, the Company and/or such Subsidiaries, as applicable, shall have duly executed and delivered to such Buyer each Assignment For Security for the Intellectual Property Rights of the Company and its Subsidiaries, in the form attached as Exhibit A to the Security Agreement.

(xx) The Company shall have delivered or caused to be delivered to each Buyer and the Collateral Agent evidence that mortgages have been registered on the Real Property and shall have delivered or caused to be delivered to each Buyer and the Collateral Agent all supporting and ancillary documents necessary or desirable to grant to the Buyers a first mortgage in fee simple over each Real Property.

(xxi) The Company shall have delivered to each Buyer and the Collateral Agent (A) a title insurance policy in form and substance satisfactory to the Buyer and the Collateral Agent as to the mortgages registered against the Real Property; and (B) certificates of insurance coverage evidencing that the Company and each of its Subsidiaries are carrying insurance in accordance with Section 3(w) hereof and naming the Collateral Agent as mortgagee and first loss payee on all policies of property and title insurance and additional insured on all policies of liability insurance.

(xxii) The Company and each other Buyer shall have duly executed and delivered a Leak-Out Agreement.

(xxiii) Such Buyer shall have received a letter on the letterhead of the Company, duly executed by the Chief Executive Officer of the Company, setting forth the wire amounts of each Buyer and the wire transfer instructions of the Company (the “Initial Flow of Funds Letter”).

(xxiv) From the date hereof to the Initial Closing Date, (i) trading in the Common Stock shall not have been suspended by the SEC or the Principal Market (except for any suspension of trading of limited duration, which suspension shall be terminated prior to the Initial Closing), and, (ii) at any time prior to the Initial Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Buyer, makes it impracticable or inadvisable to purchase the Securities at the Initial Closing.

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(xxv) The Registration Statement shall be effective and available for the issuance and sale of the Initial Notes to be issued in the Initial Closing and the Conversion Shares issuable upon conversion thereof pursuant to the terms of the Indenture and the Supplemental Indenture for the Initial Notes and the Company shall have delivered to such Buyer the Prospectus and the Prospectus Supplement with respect thereto as required hereunder and thereunder.

(xxvi) The Company shall have filed a Form T-1, in form and substance satisfactory to the Trustee, available for use with the transaction contemplated hereby in accordance with TIA 305(b)(2).

(xxvii) The Trustee shall have duly executed and delivered to the Company and such Buyer the Indenture, the Supplemental Indenture for such Additional Notes to be issued in such Additional Closing and the custodian agreements in the form attached hereto as Exhibit B (each, a “Custodian Agreement”). The Indenture and the Supplemental Indenture for such Additional Notes shall be qualified under the TIA.

(xxviii) The Trustee shall have duly executed and delivered to the Company and such Buyer the Indenture, the Supplemental Indenture for the Initial Notes to be issued in the Initial Closing and the Custodian Agreements. The Indenture and the Supplemental Indenture for the Initial Notes shall be qualified under the TIA.

(xxix) The Company and its Subsidiaries shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

(b) The obligation of each Buyer hereunder to purchase the applicable Additional Note and related Additional Warrant at the applicable Additional Closing is subject to the satisfaction, at or before such Additional Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) The Company and each Subsidiary (as the case may be) shall have duly executed and delivered to such Buyer each of the applicable Transaction Documents to which it is a Party and the Company shall have duly executed and delivered to such Buyer such Additional Note and related Additional Warrant being purchased by such Buyer at such Additional Closing pursuant to this Agreement.

(ii) Such Buyer shall have received the opinion of Taft Stettinius & Hollister LLP, the Company’s counsel, and Parsons Behle & Latimer, the Company’s Nevada counsel, dated as of such Additional Closing Date, in the form acceptable to such Buyer.

(iii) The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form acceptable to such Buyer, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent and shall remain in full force and effect as of such Additional Closing Date.

(iv) The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing (if a good standing concept exists in such jurisdiction) of the Company and each of its Subsidiaries in each such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of such Additional Closing Date.

(v) The Company shall have delivered to such Buyer a certificate evidencing the Company’s and each Subsidiary’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company and each Subsidiary conducts business and is required to so qualify, as of a date within ten (10) days of such Additional Closing Date.

(vi) The Company shall have delivered to such Buyer a certified copy of the Articles of Incorporation as certified by the Nevada Secretary of State within ten (10) days of such Additional Closing Date.

(vii) Each Subsidiary shall have delivered to such Buyer a certified copy of its Articles of Incorporation (or such equivalent organizational document) as certified by the Secretary of State (or comparable office) of such Subsidiary’s jurisdiction of incorporation within ten (10) days of such Additional Closing Date.

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(viii) The Company and each Subsidiary shall have delivered to such Buyer a certificate, in the form acceptable to such Buyer, executed by the Secretary of the Company and each Subsidiary and dated as of such Additional Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s and each Subsidiary’s board of directors in a form reasonably acceptable to such Buyer, (ii) the Articles of Incorporation of the Company and the organizational documents of each Subsidiary and (iii) the Bylaws of the Company and the bylaws of each Subsidiary, each as in effect at such Additional Closing.

(ix) Each and every representation and warranty of the Company shall be true and correct in all material respects (except for such representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of such Additional Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all material respects with (except for covenants, agreements or conditions that are qualified by materiality or material adverse effect, which shall be performed, satisfied and complied in all respects with) the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to such Additional Closing Date (after giving effect to an update of the schedules to the Securities Purchase Agreement, which in the aggregate, is not material and adverse to the Company or the Buyers). Such Buyer shall have received a certificate, duly executed by the Chief Financial Officer of the Company, dated as of such Additional Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form acceptable to such Buyer.

(x) The Company shall have delivered to such Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding on such Additional Closing Date immediately prior to such Additional Closing.

(xi) The Common Stock (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of such Additional Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of such Additional Closing Date, either (I) in writing by the SEC or the Principal Market or (II) by falling below the minimum maintenance requirements of the Principal Market, other than with respect to the failure to comply with Nasdaq Listing Rule 5550(a)(2), as disclosed by the Company in its Current Report on Form 8-K, filed on September 22, 2023.

(xii) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market, if any.

(xiii) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(xiv) Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

(xv) The Company shall have obtained approval of the Principal Market to list or designate for quotation (as the case may be) the Conversion Shares issuable upon conversion of such Additional Notes to be sold in such Additional Closing.

(xvi) In accordance with the terms of the Security Documents, the Company shall have delivered to the Collateral Agent (A) original certificates (I) representing the Subsidiaries’ shares of capital stock to the extent such subsidiary is a corporation or otherwise has certificated equity and (II) representing all other equity interests and all promissory notes required to be pledged thereunder, in each case, accompanied by undated stock powers and allonges executed in blank and other proper instruments of transfer and (B) appropriate financing statements on Form UCC-1 to be duly filed in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by each Security Document (the “Additional Perfection Certificate”).

(xvii) Within two (2) Business Days prior to such Additional Closing, the Company shall have delivered or caused to be delivered to each Buyer and the Collateral Agent (A) certified copies of requests for copies of information on Form UCC-11, listing all effective financing statements which name as debtor

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the Company or any of its Subsidiaries and which are filed in such office or offices as may be necessary or, in the opinion of the Collateral Agent or the Buyers, desirable to perfect the security interests purported to be created by the Security Agreement, together with copies of such financing statements, none of which, except as otherwise agreed in writing by the Collateral Agent, shall cover any of the Collateral (as defined in the Security Agreement), and the results of searches for any tax Lien and judgment Lien filed against such Person or its property, which results, except as otherwise agreed to in writing by the Collateral Agent and the Buyers, shall not show any such Liens; and (B) a perfection certificate, duly completed and executed by the Company and each of its Subsidiaries, in form and substance satisfactory to the Buyers.

(xviii) The Collateral Agent shall have received the Security Agreement, duly executed by the Company and each of its Subsidiaries, together with the original stock certificates representing all of the equity interests and all promissory notes required to be pledged thereunder, accompanied by undated stock powers and allonges executed in blank and other proper instruments of transfer.

(xix) With respect to the Intellectual Property Rights, if any, of the Company or any of its Subsidiaries, the Company and/or such Subsidiaries, as applicable, shall have duly executed and delivered to such Buyer each Assignment For Security for the Intellectual Property Rights of the Company and its Subsidiaries, in the form attached as Exhibit A to the Security Agreement.

(xx) The Company shall have delivered or caused to be delivered to each Buyer and the Collateral Agent evidence that mortgages have been registered on the Real Property and shall have delivered or caused to be delivered to each Buyer and the Collateral Agent all supporting and ancillary documents necessary or desirable to grant to the Buyers a first mortgage in fee simple over each Real Property.

(xxi) The Company shall have delivered to each Buyer and the Collateral Agent (A) a title insurance policy in form and substance satisfactory to the Buyer and the Collateral Agent as to the mortgages registered against the Real Property; and (B) certificates of insurance coverage evidencing that the Company and each of its Subsidiaries are carrying insurance in accordance with Section 3(w) hereof and naming the Collateral Agent as mortgagee and first loss payee on all policies of property and title insurance and additional insured on all policies of liability insurance.

(xxii) Such Buyer shall have received a letter on the letterhead of the Company, duly executed by the Chief Executive Officer of the Company, setting forth the wire amounts of each Buyer and the wire transfer instructions of the Company with respect to such Additional Closing (each, an “Additional Flow of Funds Letter”).

(xxiii) From the date hereof to such Additional Closing Date, (i) trading in the Common Stock shall not have been suspended by the SEC or the Principal Market (except for any suspension of trading of limited duration, which suspension shall be terminated prior to such Additional Closing), and, (ii) at any time prior to such Additional Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Buyer, makes it impracticable or inadvisable to purchase the Securities at such Additional Closing.

(xxiv) The Registration Statement shall be effective and available for the issuance and sale of the Additional Notes to be issued in such Additional Closing and the Conversion Shares issuable upon conversion thereof pursuant to the terms of the Indenture and the Supplemental Indenture for such Additional Note and the Company shall have delivered to such Buyer the Prospectus and the Prospectus Supplement with respect thereto as required hereunder and thereunder.

(xxv) The Company shall have filed a Form T-1, in form and substance satisfactory to the Trustee, available for use with the transaction contemplated hereby in accordance with TIA 305(b)(2).

(xxvi) The Trustee shall have duly executed and delivered to the Company and such Buyer the Indenture, the Supplemental Indenture for such Additional Notes to be issued in such Additional Closing and the custodian agreements in the form attached hereto as Exhibit B (each, a “Custodian Agreement”). The Indenture and the Supplemental Indenture for such Additional Notes shall be qualified under the TIA.

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(xxvii) The Trustee shall have duly executed and delivered to the Company and such Buyer the Indenture, the Supplemental Indenture for the Initial Notes to be issued in the Initial Closing and the Custodian Agreements. The Indenture and the Supplemental Indenture for the Initial Notes shall be qualified under the TIA.

(xxviii) The Shareholder Approval shall have been obtained.

(xxix) No Equity Conditions Failure (as defined in the Initial Notes) exists as of such applicable Additional Closing Date.

(xxx) No bona fide dispute shall exist, by and between (or among) any of the Buyers, any holder of Notes, the Trustee and/or the Company, which dispute is reasonably related to this Agreement, any of the Securities and/or the transactions contemplated hereby or thereby, as applicable.

(xxxi) The Company and its Subsidiaries shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

8.           TERMINATION.

In the event that the Initial Closing shall not have occurred with respect to a Buyer within five (5) days of the date hereof, then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Notes and the Warrants shall be applicable only to such Buyer providing such written notice, provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse such Buyer for the expenses described in Section 4(j) above. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.           MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The Company hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

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(c) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d) Severability; Maximum Payment Amounts. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company and/or any of its Subsidiaries (as the case may be), or payable to or received by any of the Buyers, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to any Buyer, or collection by any Buyer pursuant to the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Buyer, the Company and its Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of such Buyer, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to such Buyer under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by such Buyer under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

(e) Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyers, the Company, its Subsidiaries, their affiliates and Persons acting on their behalf, including, without limitation, any transactions by any Buyer with respect to Common Stock or the Securities, and the other matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Buyer has entered into with, or any instruments any Buyer has received from, the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Buyer in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to any Buyer or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and any Buyer, or any instruments any Buyer received from the Company and/or any of its Subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Holders (as defined below), and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable; provided that no such amendment shall be effective to the extent that it (A) applies to less than all of the holders of the Securities then outstanding or (B) imposes any

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obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Required Holders may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). No consideration (other than reimbursement of legal fees) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, all holders of the Notes or all holders of the Warrants (as the case may be). From the date hereof and while any Notes or Warrants are outstanding, the Company shall not be permitted to receive any consideration from a Buyer or a holder of Notes or Warrants that is not otherwise contemplated by the Transaction Documents in order to, directly or indirectly, induce the Company or any Subsidiary (i) to treat such Buyer or holder of Notes or Warrants in a manner that is more favorable than to other similarly situated Buyers or holders of Notes or Warrants, as applicable, or (ii) to treat any Buyer(s) or holder(s) of Notes or Warrants in a manner that is less favorable than the Buyer or holder of Notes or Warrants that is paying such consideration; provided, however, that the determination of whether a Buyer has been treated more or less favorably than another Buyer shall disregard any securities of the Company purchased or sold by any Buyer. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company, any Subsidiary or otherwise. As a material inducement for each Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that (x) no due diligence or other investigation or inquiry conducted by a Buyer, any of its advisors or any of its representatives shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (y) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document. “Required Holders” means [*].

(f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The mailing addresses and e-mail addresses for such communications shall be:

If to the Company:

Workhorse Group Inc.
3600 Park 42 Drive, Suite 160E

Sharonville, Ohio 45241
Telephone: (513) 999-2588
Attention: Chief Financial Officer
E-Mail: bob.ginnan@workhorse.com

With a copy (for informational purposes only) to:

Taft Stettinius & Hollister LLP

425 Walnut Street, Suite 1800

Cincinnati, Ohio 45202
Telephone: (513) 357-9607
Attention: Arthur McMahon, III
E-Mail: amcmahon@taftlaw.com

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If to the Transfer Agent:

Empire Stock Transfer

1859 Whitney Mesa Drive

Henderson, Nevada 89014

Telephone: (702) 818-5898
Attention: Brian Barthlow
E-Mail: brian@empirestock.com

If to a Buyer, to its mailing address and e-mail address set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

with a copy (for informational purposes only) to:

Kelley Drye & Warren LLP
3 World Trade Center
175 Greenwich Street
New York, NY 10007
Telephone: (212) 808-7540

Attention: Michael A. Adelstein, Esq.
E-mail: madelstein@kelleydrye.com

and

Blank Rome LLP

One Logan Square

130 North 18th Street

Philadelphia, Pennsylvania 19103
Telephone: (215) 569-5701
Attention: Heather Sonnenberg, Esq.
E-Mail: heather.sonnenberg@blankrome.com

or to such other mailing address and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change, provided that Kelley Drye & Warren LLP and Blank Rome LLP shall only be provided copies of notices sent to the lead Buyer. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time, date and recipient’s e-mail or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Notes and Warrants (but excluding any purchasers of Underlying Securities, unless pursuant to a written assignment by such Buyer). The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including, without limitation, by way of a Fundamental Transaction (as defined in the Warrants) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants) or a Fundamental Transaction (as defined in the Notes) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes). A Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 9(k).

(i) Survival. The representations, warranties, agreements and covenants shall survive each Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

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(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) Indemnification.

(i) In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each holder of any Securities and all of their shareholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (C) any disclosure properly made by such Buyer pursuant to Section 4(l), or (D) the status of such Buyer or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(ii) Promptly after receipt by an Indemnitee under this Section 9(k) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Section 9(k), deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Company if: (A) the Company has agreed in writing to pay such fees and expenses; (B) the Company shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (C) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company), provided further, that in the case of clause (C) above the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for the Indemnitees. The Indemnitee shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified

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Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 9(k), except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action.

(iii) The indemnification required by this Section 9(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, within ten (10) days after bills are received or Indemnified Liabilities are incurred.

(iv) The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against the Company or others, and (B) any liabilities the Company may be subject to pursuant to the law.

(l) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Common Stock after the date of this Agreement. Notwithstanding anything in this Agreement to the contrary, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of the Company in order for such Buyer (or its broker or other financial representative) to effect short sales or similar transactions in the future.

(m) Remedies. Each Buyer and in the event of assignment by Buyer of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it or any Subsidiary fails to perform, observe, or discharge any or all of its or such Subsidiary’s (as the case may be) obligations under the Transaction Documents, any remedy at law would be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

(n) Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company or any Subsidiary does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company or such Subsidiary (as the case may be), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o) Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents or any of the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all

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amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation.

“Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

(p) Judgment Currency.

(i) If for the purpose of obtaining or enforcing judgment against the Company in connection with this Agreement or any other Transaction Document in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 9(p) referred to as the “Judgment Currency”) an amount due in U.S. Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Trading Day immediately preceding:

(1) the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or

(2) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 9(p)(i)(2) being hereinafter referred to as the “Judgment Conversion Date”).

(ii) If in the case of any proceeding in the court of any jurisdiction referred to in Section 9(p)(i)(2) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(iii) Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement or any other Transaction Document.

(q) Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under the Transaction Documents are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Company acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Buyers are in any way acting in concert or as a group or entity, and the Company shall not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Buyers are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents. The decision of each Buyer to purchase Securities pursuant to the Transaction Documents has been made by such Buyer independently of any other Buyer. Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with such Buyer making its investment hereunder and that no other Buyer will be acting as agent of such Buyer in connection with monitoring such Buyer’s investment in the Securities or enforcing its rights under the Transaction Documents. The Company and each Buyer confirms that each Buyer has independently participated with the Company and its Subsidiaries in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company, not the action or decision of any Buyer, and was done solely for the convenience of the Company and its Subsidiaries and not because it was required or requested to do so by any Buyer. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company, each Subsidiary and a Buyer, solely, and not between the Company, its Subsidiaries and the Buyers collectively and not between and among the Buyers.

[signature pages follow]

Workhorse Group	A-45	2024 Proxy Statement

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:
WORKHORSE GROUP INC.
By:
Name:
Title:
Workhorse Group	A-46	2024 Proxy Statement

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:
[*]
By:
Name:
Title:
Workhorse Group	A-47	2024 Proxy Statement

Appendix B

[Certain portions of this document have been omitted pursuant to Item 601(b)(10) of Regulation S-K and, where applicable, have been marked with “[*] to indicate where omissions have been made. The marked information has been omitted because it is (i) not material and (ii) is the type that the registrant treats as private or confidential.]

FORM OF SENIOR SECURED CONVERTIBLE NOTE

THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(iii) OF THIS NOTE.

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”). PURSUANT TO TREASURY REGULATION §1.1275-3(b)(1), [*], A REPRESENTATIVE OF THE COMPANY HEREOF WILL, BEGINNING TEN DAYS AFTER THE ISSUANCE DATE OF THIS NOTE, PROMPTLY MAKE AVAILABLE TO THE HOLDER UPON REQUEST THE INFORMATION DESCRIBED IN TREASURY REGULATION §1.1275-3(b)(1)(i). [*] MAY BE REACHED AT TELEPHONE NUMBER [*].

Workhorse Group Inc.

Senior Secured Convertible Note

Issuance Date: [•] 20__	Original Principal Amount: U.S. $[•]

FOR VALUE RECEIVED, Workhorse Group Inc., a Nevada corporation (the “Company”), hereby promises to pay to the order of [BUYER] or its registered assigns (“Holder”) the amount set forth above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the “Principal”) when due, whether upon the Maturity Date, or upon acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate (as defined below) from the date set forth above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon the Maturity Date or upon acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Senior Secured Convertible Note (including all Senior Secured Convertible Notes issued in exchange, transfer or replacement hereof, this “Note”) is one of an issue of Senior Secured Convertible Notes (collectively, the “Notes”, and such other Senior Secured Convertible Notes, the “Other Notes”) issued pursuant to (i) Section 1 of that certain Securities Purchase Agreement, dated as of March 15, 2024 (the “Subscription Date”), by and among the Company and the investors (the “Buyers”) referred to therein, as amended from time to time (the “Securities Purchase Agreement”), (ii) the Indenture, (iii) a Supplemental Indenture, and (iv) the Company’s Registration Statement on Form S-3 (File number 333-273357) (the “Registration Statement”). Certain capitalized terms used herein are defined in Section 33.

1. PAYMENTS OF PRINCIPAL. On the Maturity Date, the Company shall pay to the Holder an amount in cash representing all outstanding Principal, accrued and unpaid Interest and accrued and unpaid Late Charges (as defined in Section 26(c)), if any, on such Principal and Interest. Other than as specifically permitted by this Note, the Company may not prepay any portion of the outstanding Principal, accrued and unpaid Interest or accrued and unpaid Late Charges on Principal and Interest, if any.

2. INTEREST; INTEREST RATE.

(a) Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 360-day year and twelve 30-day months. On the first Trading Day of each Fiscal Quarter (each, an “Interest Date”), any accrued and unpaid Interest shall, at the Company’s option, either be (i) paid in cash to the Holder (a “Cash Interest Payment”) or (ii) compound and become additional Principal outstanding hereunder as of such Interest Date (each, a “Quarterly Compounding”). The Company may elect to effect a Cash Interest Payment with respect to an Interest Date by delivering to the Holder and the Trustee a written notice (each, an “Cash Interest Election Notice”) on or prior to the fifth (5th) Trading Day immediately prior to such applicable Interest Date (the “Interest Election Deadline”) electing to pay such Interest, in whole, or in part, in cash as specified in such Cash Interest Election Notice. If the Company fails to deliver a Cash Interest Election Notice to the Holder and the Trustee on or prior to the applicable Interest

Workhorse Group	B-1	2024 Proxy Statement

Election Deadline (or such Cash Interest Election Notice elects in part, to pay such Interest in cash), such Interest (or such unpaid portion of Interest on such Interest Date, as applicable) shall be subject to Quarterly Compounding on such Interest Date.

(b) Prior to a Cash Interest Payment and/or Quarterly Compounding, as applicable, Interest on this Note shall accrue at the Interest Rate and be payable by way of inclusion of the Interest in the Conversion Amount on each Conversion Date in accordance with Section 3(b)(i) or upon any redemption in accordance with Section 13 or any required payment upon any Bankruptcy Event of Default. From and after the occurrence and during the continuance of any Event of Default, the Interest Rate shall automatically be increased to the applicable Default Rate. In the event that such Event of Default is subsequently cured or waived in writing in accordance with the terms of this Note and the other Transaction Documents (and no other Event of Default then exists, including, without limitation, for the Company’s failure to pay such Interest at the Default Rate on the applicable Interest Date), the adjustment referred to in the preceding sentence shall cease to be effective as of the calendar day immediately following the date of such cure or waiver; unless expressly provided therein, any such cure or waiver shall not relieve the Company of its obligation to pay Interest at the Default Rate for the period from the occurrence of such Event of Default through and including the date of such cure or waiver of such Event of Default.

3. CONVERSION OF NOTES. At any time after the Issuance Date, this Note shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock (as defined below), on the terms and conditions set forth in this Section 3.

(a) Conversion Right. Subject to the provisions of Section 3(d), at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into validly issued, fully paid and non-assessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent (as defined below)) that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

(b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the “Conversion Rate”).

(i) “Conversion Amount” means the sum of (A) the portion of the Principal of this Note to be converted, redeemed or otherwise with respect to which this determination is being made, (B) accrued and unpaid Interest with respect to such Principal of this Note, (C) accrued and unpaid Late Charges with respect to such Principal of this Note and Interest, if any, and (D) any other unpaid amounts pursuant to the Transaction Documents, if any.

(ii) “Conversion Price” means, as of any Conversion Date or other date of determination, $[             ]1, subject to adjustment as provided herein.

(c) Mechanics of Conversion.

(i) Optional Conversion. To convert any Conversion Amount into shares of Common Stock on any date (a “Conversion Date”), the Holder shall deliver (whether via electronic mail or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (each, a “Conversion Notice”) to the Company and the Trustee. If required by Section 3(c)(iii), within two (2) Trading Days following a conversion

____________

1       Insert with respect to the Initial Notes (as defined in the Securities Purchase Agreement): 105% of the Closing Bid Price of the Common Stock on the Trading Day ended immediately preceding the time of execution of the Securities Purchase Agreement.

Insert with respect to the Additional Notes (as defined in the Securities Purchase Agreement): the lower of (x) the Conversion Price (as defined in the Initial Notes) in effect as of such applicable Additional Closing Date (as defined in the Securities Purchase Agreement) and (y) 105% of the Closing Bid Price of the Common Stock on the Trading Day ended immediately preceding the time of consummation of such applicable Additional Closing Date.

Workhorse Group	B-2	2024 Proxy Statement

of this Note as aforesaid, the Holder shall surrender this Note to a nationally recognized overnight delivery service for delivery to the Company (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction as contemplated by Section 20(b)). On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by electronic mail an acknowledgment, in the form attached hereto as Exhibit II, of confirmation of receipt of such Conversion Notice (each, an “Acknowledgement”) to the Holder, the Trustee and the Company’s transfer agent (the “Transfer Agent”) which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. On or before the second (2nd) Trading Day following the date on which the Company has received a Conversion Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the applicable Conversion Date of such shares of Common Stock issuable pursuant to such Conversion Notice) (the “Share Delivery Deadline”), the Company shall (1) provided that the Transfer Agent is participating in The Depository Trust Company’s (“DTC”) Fast Automated Securities Transfer Program (“FAST”), credit such aggregate number of shares of Common Stock to which the Holder shall be entitled pursuant to such conversion to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (2) if the Transfer Agent is not participating in FAST, upon the request of the Holder, issue and deliver (via reputable overnight courier) to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled pursuant to such conversion. If this Note is physically surrendered for conversion pursuant to Section 3(c)(iii) and the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than two (2) Business Days after receipt of this Note and at its own expense, issue and deliver to the Holder (or its designee) a new Note (in accordance with Section 20(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(ii) Company’s Failure to Timely Convert. If the Company shall fail, for any reason or for no reason, on or prior to the applicable Share Delivery Deadline, if the Transfer Agent is not participating in FAST, to issue and deliver to the Holder (or its designee) a certificate for the number of shares of Common Stock to which the Holder is entitled and register such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in FAST, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s conversion of this Note (as the case may be) (a “Conversion Failure”), then, in addition to all other remedies available to the Holder, (1) the Company shall pay in cash to the Holder on each day after such Share Delivery Deadline that the issuance of such shares of Common Stock is not timely effected an amount equal to 1.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Deadline and to which the Holder is entitled, multiplied by (B) any VWAP of the Common Stock of any Trading Day (as selected by the Holder in writing) during the period beginning on the applicable Conversion Date and ending on the applicable Share Delivery Deadline and (2) the Holder, upon written notice to the Company and the Trustee, may void its Conversion Notice with respect to, and retain or have returned (as the case may be) any portion of this Note that has not been converted pursuant to such Conversion Notice, provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 3(c)(ii) or otherwise. In addition to the foregoing, if on or prior to the Share Delivery Deadline if the Transfer Agent is not participating in FAST, the Company shall fail to issue and deliver to the Holder (or its designee) a certificate and register such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in FAST, the Transfer Agent shall fail to credit the balance account of the Holder or the Holder’s designee with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s conversion hereunder or pursuant to the Company’s obligation pursuant to clause (II) below, and if on or after such Share Delivery Deadline the Holder acquires (in an open market transaction, stock loan or otherwise) shares of Common Stock corresponding to all or any portion of the number of shares of Common Stock issuable upon such conversion that the Holder is entitled to receive from the Company and has not received from the Company in connection with such Conversion Failure (a “Buy-In”), then, in addition to all other remedies available to the Holder, the Company shall, within two (2) Business Days after receipt of the Holder’s request and in the Holder’s discretion, either: (I) pay cash to the Holder in an

Workhorse Group	B-3	2024 Proxy Statement

amount equal to the Holder’s total purchase price (including brokerage commissions, stock loan costs and other out-of-pocket expenses, if any) for the shares of Common Stock so acquired (including, without limitation, by any other Person in respect, or on behalf, of the Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate (and to issue such shares of Common Stock) or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s conversion hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate, or (II) promptly honor its obligation to so issue and deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s conversion hereunder (as the case may be) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (x) such number of shares of Common Stock multiplied by (y) the lowest VWAP of the Common Stock on any Trading Day during the period commencing on the date of the applicable Conversion Notice and ending on the date of such issuance and payment under this clause (II) (the “Buy-In Payment Amount”). Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon the conversion of this Note as required pursuant to the terms hereof.

(iii) Registration; Book-Entry. The Trustee shall maintain a register (the “Register”) for the recordation of the names and addresses of the holders of each Note and the principal amount of the Notes held by such holders (the “Registered Notes”) as provided in Section 2.05 of the Indenture. The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holders of the Notes shall treat each Person whose name is recorded in the Register as the owner of a Note for all purposes (including, without limitation, the right to receive payments of Principal and Interest hereunder) notwithstanding notice to the contrary. A Registered Note may be assigned, transferred or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a written request to assign, transfer or sell all or part of any Registered Note by the holder thereof, the Trustee shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 20, provided that if the Company does not so record an assignment, transfer or sale (as the case may be) of all or part of any Registered Note within two (2) Business Days of such a request, then the Register shall be automatically deemed updated to reflect such assignment, transfer or sale (as the case may be). Notwithstanding anything to the contrary set forth in this Section 3 or in the Indenture or in the applicable Supplemental Indenture, following conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Conversion Amount represented by this Note is being converted (in which event this Note shall be delivered to the Company following conversion thereof as contemplated by Section 3(c)(i)) or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note. The Holder, the Trustee and the Company shall maintain records showing the Principal, Interest and Late Charges converted and/or paid (as the case may be) and the dates of such conversions, and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion. If the Trustee does not update the Register to record such Principal, Interest and Late Charges converted and/or paid (as the case may be) and the dates of such conversions, and/or payments (as the case may be) within two (2) Business Days of such occurrence, then the Register shall be automatically deemed updated to reflect such occurrence.

(iv) Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from more than one holder of Notes for the same Conversion Date and the Company can convert some, but not all, of such portions of the Notes submitted for conversion, the Company, subject to Section 3(d), shall convert from each holder of Notes electing to have Notes converted on such date a pro rata amount of such holder’s portion of its Notes submitted for conversion based on the principal amount of Notes submitted for conversion on such date by such holder relative to the aggregate principal amount of all Notes submitted for conversion on such date. In the event of a dispute as to

Workhorse Group	B-4	2024 Proxy Statement

the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 25.

(d) Limitations on Conversions.

(i) Beneficial Ownership. The Company shall not effect the conversion of any portion of this Note, and the Holder shall not have the right to convert any portion of this Note pursuant to the terms and conditions of this Note and any such conversion shall be null and void and treated as if never made, to the extent that after giving effect to such conversion, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including, without limitation, the Warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 3(d)(i). For purposes of this Section 3(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act. For purposes of determining the number of outstanding shares of Common Stock the Holder may acquire upon the conversion of this Note without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives a Conversion Notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Conversion Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 3(d)(i), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of shares of Common Stock to be purchased pursuant to such Conversion Notice. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon conversion of this Note results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of Notes that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Note in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to convert this Note pursuant to this paragraph shall have any effect

Workhorse Group	B-5	2024 Proxy Statement

on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3(d)(i) to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 3(d)(i) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Note.

(ii) Principal Market Regulation The Company shall not issue any shares of Common Stock upon conversion of this Note or otherwise pursuant to the terms of this Note (taken together with the issuance of such shares upon the exercise of the Warrants) if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue upon conversion of the Notes or otherwise pursuant to the terms of this Note or the Warrants (as the case may be) without breaching the Company’s obligations under the rules or regulations of the Principal Market (the number of shares which may be issued without violating such rules and regulations, including rules related to the aggregate of offerings under NASDAQ Listing Rule 5635(d), the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its shareholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Holder. Until such approval or such written opinion is obtained, no Buyer shall be issued in the aggregate, upon conversion or exercise (as the case may be) of any Notes or any of the Warrants or otherwise pursuant to the terms of the Notes or the Warrants, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap as of the Issuance Date multiplied by (ii) the quotient of (1) the original principal amount of Notes issued to such Buyer pursuant to the Securities Purchase Agreement on the Initial Closing Date (as defined in the Securities Purchase Agreement) divided by (2) the aggregate original principal amount of all Notes issued to the Buyers pursuant to the Securities Purchase Agreement on the Initial Closing Date (with respect to each Buyer, the “Exchange Cap Allocation”). In the event that any Buyer shall sell or otherwise transfer any of such Buyer’s Notes, the transferee shall be allocated a pro rata portion of such Buyer’s Exchange Cap Allocation with respect to such portion of such Notes so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation so allocated to such transferee. Upon conversion and exercise in full of a holder’s Notes and Warrants, the difference (if any) between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder upon such holder’s conversion in full of such Notes and such holder’s exercise in full of such Warrants shall be allocated, to the respective Exchange Cap Allocations of the remaining holders of Notes and related Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the Notes and related Warrants then held by each such holder of Notes and related Warrants. At any time after [            ]2, in the event that the Company is prohibited from issuing shares of Common Stock pursuant to this Section 3(d)(ii) (the “Exchange Cap Shares”), the Company shall pay cash in exchange for the cancellation of such portion of this Note convertible into such Exchange Cap Shares at a price equal to the sum of (i) the product of (x) such number of Exchange Cap Shares and (y) the greatest VWAP of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Conversion Notice with respect to such Exchange Cap Shares to the Company and ending on the date of such issuance and payment under this Section 3(d)(ii) and (ii) to the extent of any Buy-In related thereto, any Buy-In Payment Amount, any brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith (collectively, the “Exchange Cap Share Cancellation Amount”).

(e) Right of Alternate Conversion.

(i) General.

(1) Alternate Optional Conversion. Subject to Section 3(d), at any time, at the option of the Holder, the Holder may convert (each, an “Alternate Optional Conversion”, and the date of such Alternate Optional Conversion, an “Alternate Optional Conversion Date”) all, or any

____________

2       Insert 21st calendar day after the Shareholder Meeting Deadline (as defined in the Securities Purchase Agreement)

Workhorse Group	B-6	2024 Proxy Statement

part, of this Note into shares of Common Stock (such portion of the Conversion Amount subject to such Alternate Optional Conversion, the “Alternate Optional Conversion Amount”) at the Alternate Conversion Price.

(2) Alternate Conversion Upon an Event of Default. Subject to Section 3(d), at any time during an Event of Default Redemption Right Period (regardless of whether such Event of Default has been waived in writing in accordance with the terms of this Note and the other Transaction Documents, or if the Company has delivered an Event of Default Notice to the Holder or if the Holder has delivered an Event of Default Redemption Notice to the Company or otherwise notified the Company that an Event of Default has occurred), the Holder may, at the Holder’s option, convert (each, an “Alternate Event of Default Conversion” and together with each Alternate Optional Conversion, each, an “Alternate Conversion”, and the date of such Alternate Event of Default Conversion, each, an “Alternate Event of Default Conversion Date”, and together with each Alternate Optional Conversion Date, each, an “Alternate Conversion Date”) all, or any part of, the Conversion Amount (such portion of the Conversion Amount subject to such Alternate Conversion, the “Alternate Event of Default Conversion Amount” and together with each Alternate Optional Conversion Amount, each, an “Alternate Conversion Amount”) into shares of Common Stock at the Alternate Conversion Price.

(ii) Mechanics of Alternate Conversion. On any Alternate Conversion Date, the Holder may voluntarily convert any Alternate Conversion Amount pursuant to Section 3(c) (with “Alternate Conversion Price” replacing “Conversion Price” for all purposes hereunder with respect to such Alternate Conversion and, solely with respect to the calculation of the number of shares of Common Stock issuable upon conversion of any Conversion Amount in an Alternate Event of Default Conversion, with “Redemption Premium of the Conversion Amount” replacing “Conversion Amount” in clause (x) of the definition of Conversion Rate above with respect to such Alternate Conversion) by designating in the Conversion Notice delivered pursuant to this Section 3(e) of this Note that the Holder is electing to use the Alternate Conversion Price for such conversion; provided that in the event of the Conversion Floor Price Condition, on the applicable Alternate Conversion Date the Company shall also deliver to the Holder the applicable Alternate Conversion Floor Amount. Notwithstanding anything to the contrary in this Section 3(e), but subject to Section 3(d), until the Company delivers shares of Common Stock representing the applicable Alternate Conversion Amount to the Holder, such Alternate Conversion Amount may be converted by the Holder into shares of Common Stock pursuant to Section 3(c) without regard to this Section 3(e). In the event of an Alternate Conversion pursuant to this Section 3(e) of all, or any portion, of this Note, the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any redemption premium due under this Section 3(e), together with the Alternate Conversion Price used in such Alternate Conversion, as applicable, is intended by the parties to be, and shall be deemed, a reasonable estimate of, the Holder’s actual loss of its investment opportunity and not as a penalty.

4. RIGHTS UPON EVENT OF DEFAULT.

(a) Event of Default. Each of the following events shall constitute an “Event of Default” and each of the events in clauses (vi), (vii) and (viii) shall constitute a “Bankruptcy Event of Default”:

(i) the suspension from trading or the failure of the Common Stock to be trading or listed (as applicable) on an Eligible Market for a period of five (5) consecutive Trading Days;

(ii) the Company’s (A) failure to cure a Conversion Failure or a Delivery Failure (as defined in the Warrants) by delivery of the required number of shares of Common Stock within five (5) Trading Days after the applicable Conversion Date or exercise date (as the case may be) or (B) notice, written or oral, to any holder of the Notes or Warrants, including, without limitation, by way of public announcement or through any of its agents, at any time, of its intention not to comply, as required, with a request for conversion of any Notes into shares of Common Stock that is requested in accordance with the provisions of the Notes, other than pursuant to Section 3(d), or a request for exercise of any Warrants for shares of Common Stock in accordance with the provisions of the Warrants;

(iii) except to the extent the Company is in compliance with Section 12(b) below, at any time following the tenth (10th) consecutive day that the Holder’s Authorized Share Allocation (as defined in Section 12(a) below) is less than the sum of (A) the number of shares of Common Stock that the Holder would be entitled to receive upon a conversion of the full Conversion Amount of this

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Note (without regard to any limitations on conversion set forth in Section 3(d) or otherwise), and (B) the number of shares of Common Stock that the Holder would be entitled to receive upon exercise in full of the Holder’s Warrants (without regard to any limitations on exercise set forth in the Warrants);

(iv) the Company’s or any Subsidiary’s failure to pay to the Holder any amount of Principal, Interest, Late Charges or other amounts when and as due under this Note (including, without limitation, the Company’s or any Subsidiary’s failure to pay any redemption payments or amounts hereunder) or any other Transaction Document (as defined in the Securities Purchase Agreement) or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby, except, in the case of a failure to pay Interest and Late Charges when and as due, in which case only if such failure remains uncured for a period of at least two (2) Trading Days;

(v) the occurrence of any unscheduled redemption or acceleration of maturity of at least an aggregate of $250,000 of Indebtedness (as defined in the Securities Purchase Agreement) of the Company or any of its Subsidiaries, other than with respect to any Other Notes;

(vi) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company or any Subsidiary and, if instituted against the Company or any Subsidiary by a third party, shall not be dismissed within thirty (30) days of their initiation;

(vii) the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any Subsidiary in furtherance of any such action or the taking of any action by any Person to commence a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law;

(viii) the entry by a court of (i) a decree, order, judgment or other similar document in respect of the Company or any Subsidiary of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (ii) a decree, order, judgment or other similar document adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable federal, state or foreign law or (iii) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs;

(ix) a final judgment or judgments for the payment of money aggregating in excess of $250,000 are rendered against the Company and/or any of its Subsidiaries and which judgments are not, within thirty (30) days after the entry thereof, bonded, discharged, settled or stayed pending appeal, or are not discharged within thirty (30) days after the expiration of such stay; provided, however, any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $250,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company or such Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;

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(x) the Company and/or any Subsidiary, individually or in the aggregate, either (i) fails to pay, when due, or within any applicable grace period, any payment with respect to any Indebtedness in excess of $250,000 due to any third party (other than, with respect to unsecured Indebtedness only, payments contested by the Company and/or such Subsidiary (as the case may be) in good faith by proper proceedings and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP) or is otherwise in breach or violation of any agreement for monies owed or owing in an amount in excess of $250,000, which breach or violation permits the other party thereto to declare a default or otherwise accelerate amounts due thereunder, or (ii) suffer to exist any other circumstance or event that would, with or without the passage of time or the giving of notice, result in a default or event of default under any agreement binding the Company or any Subsidiary, which default or event of default would or is likely to have a material adverse effect on the business, assets, operations (including results thereof), liabilities, properties, condition (including financial condition) or prospects of the Company or any of its Subsidiaries, individually or in the aggregate;

(xi) other than as specifically set forth in another clause of this Section 4(a), the Company or any Subsidiary breaches any representation or warranty in any material respect (other than representations or warranties that are qualified by materiality, which may not be breached in any respect), or any covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of two (2) consecutive Trading Days;

(xii) a materially false or inaccurate certification (including a materially false or inaccurate deemed certification) by the Company that either (A) the Equity Conditions are satisfied, (B) there has been no Equity Conditions Failure, or (C) as to whether any Event of Default has occurred;

(xiii) any breach or failure in any respect by the Company or any Subsidiary to comply with any provision of Section 15 of this Note or Section 2.17 of the applicable Supplemental Indenture;

(xiv) any Material Adverse Effect (as defined in the Securities Purchase Agreement) occurs;

(xv) any provision of any Transaction Document (including, without limitation, the Security Documents and the Guaranties) shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any Subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company or any Subsidiary shall deny in writing that it has any liability or obligation purported to be created under any Transaction Document (including, without limitation, the Security Documents and the Guaranties);

(xvi) any Security Document shall for any reason fail or cease to create a separate valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien (as defined in the Securities Purchase Agreement) on the Collateral (as defined in the Security Documents) in favor of the Collateral Agent (as defined in the Securities Purchase Agreement) or any material provision of any Security Document shall at any time for any reason cease to be valid and binding on or enforceable against the Company or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any governmental authority having jurisdiction over the Company, seeking to establish the invalidity or unenforceability thereof;

(xvii) any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Company or any Subsidiary, if any such event or circumstance could have a Material Adverse Effect; or

(xviii) any Event of Default (as defined in the Other Notes) occurs with respect to any Other Notes.

(b) Notice of an Event of Default; Redemption Right. Upon the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall within one (1) Business Day deliver written notice thereof via electronic mail and overnight courier (with next day delivery specified) (an “Event of

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Default Notice”) to the Holder and the Trustee. The obligation of the Company to deliver an Event of Default Notice is in addition to, and may not be substituted by, the Trustee’s delivery of notice of the same Event of Default to the Holder in accordance with Section 7.14 of the Indenture. At any time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default (such earlier date, the “Event of Default Right Commencement Date”) and ending (such ending date, the “Event of Default Right Expiration Date”, and each such period, an “Event of Default Redemption Right Period”) upon the later of (A) the earlier of (x) the cure of such applicable Event of Default and (y) the waiver by the Holder in writing of such applicable Event of Default in accordance with the terms of this Note and the other Transaction Documents, as applicable, and (B) the thirteenth (13th) Trading Day after the Holder’s receipt of an Event of Default Notice that includes (I) a reasonable description of the applicable Event of Default, (II) a certification as to whether, in the opinion of the Company, such Event of Default is capable of being cured and, if applicable, a reasonable description of any existing plans of the Company to cure such Event of Default and (III) a certification as to the date the Event of Default occurred and, if cured on or prior to the date of such Event of Default Notice, the applicable Event of Default Right Expiration Date, the Holder may require the Company to redeem (regardless of whether such Event of Default has been cured on or prior to the Event of Default Right Expiration Date) all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company and the Trustee which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to redeem. Each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company at a price equal to the greater of (i) the product of (A) the Conversion Amount to be redeemed multiplied by (B) the Redemption Premium and (ii) the product of (X) the Conversion Rate with respect to the Conversion Amount in effect at such time as the Holder delivers an Event of Default Redemption Notice multiplied by (Y) the greatest VWAP of the Common Stock on any Trading Day during the period commencing on the date immediately preceding such Event of Default and ending on the date the Company makes the entire payment required to be made under this Section 4(b) (the “Event of Default Redemption Price”). Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 13. To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of this Note by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 4, but subject to Section 3(d), until the Event of Default Redemption Price (together with any Late Charges thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 4(b) (together with any Late Charges thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to the terms of this Note. In the event of the Company’s redemption of any portion of this Note under this Section 4(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any redemption premium due under this Section 4(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty. Any redemption upon an Event of Default shall not constitute an election of remedies by the Holder, and all other rights and remedies of the Holder shall be preserved.

(c) Mandatory Redemption upon Bankruptcy Event of Default. Notwithstanding anything to the contrary herein, and notwithstanding any conversion that is then required or in process, upon any Bankruptcy Event of Default, whether occurring prior to or following the Maturity Date, the Company shall immediately pay to the Holder an amount in cash representing (i) all outstanding Principal, accrued and unpaid Interest and accrued and unpaid Late Charges on such Principal and Interest, multiplied by (ii) the Redemption Premium, in addition to any and all other amounts due hereunder, without the requirement for any notice or demand or other action by the Holder or any other person or entity, provided that the Holder may, in its sole discretion, waive such right to receive payment upon a Bankruptcy Event of Default, in whole or in part, and any such waiver shall not affect any other rights of the Holder hereunder, including any other rights in respect of such Bankruptcy Event of Default, any right to conversion, and any right to payment of the Event of Default Redemption Price or any other Redemption Price, as applicable.

5. RIGHTS UPON FUNDAMENTAL TRANSACTION.

(a) Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity (other than with respect to a Going-Private Change of Control) assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5(a) pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder prior to such Fundamental Transaction, including agreements to deliver to each holder of Notes in exchange for such Notes a security of the Successor Entity evidenced by

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a written instrument substantially similar in form and substance to the Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts then outstanding and the interest rates of the Notes held by such holder, having similar conversion rights as the Notes and having similar ranking and security to the Notes, and satisfactory to the Holder. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of a Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of such Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 6 and 17, which shall continue to be receivable thereafter)) issuable upon the conversion or redemption of the Notes prior to such Fundamental Transaction, such shares of the publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Note been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of this Note), as adjusted in accordance with the provisions of this Note. Notwithstanding the foregoing, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 5(a) to permit the Fundamental Transaction without the assumption of this Note. The provisions of this Section 5 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of this Note.

(b) Notice of a Change of Control; Redemption Right. No sooner than twenty (20) Trading Days nor later than ten (10) Trading Days prior to the consummation of a Change of Control (the “Change of Control Date”), but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via electronic mail and overnight courier to the Holder and the Trustee (a “Change of Control Notice”). At any time during the period beginning after the Holder’s receipt of a Change of Control Notice or the Holder becoming aware of a Change of Control if a Change of Control Notice is not delivered to the Holder in accordance with the immediately preceding sentence (as applicable) and ending on twenty (20) Trading Days after the later of (A) the date of consummation of such Change of Control or (B) the date of receipt of such Change of Control Notice or (C) the date of the announcement of such Change of Control, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (“Change of Control Redemption Notice”) to the Company and the Trustee, which Change of Control Redemption Notice shall indicate the Conversion Amount the Holder is electing to redeem. The portion of this Note subject to redemption pursuant to this Section 5 shall be redeemed by the Company in cash at a price equal to the greatest of (i) the product of (w) the Redemption Premium multiplied by (y) the Conversion Amount being redeemed, (ii) the product of (A) the Conversion Amount being redeemed multiplied by (B) the quotient determined by dividing (I) the greatest VWAP of the shares of Common Stock during the period beginning on the date immediately preceding the earlier to occur of (1) the consummation of the applicable Change of Control and (2) the public announcement of such Change of Control and ending on the date the Holder delivers the Change of Control Redemption Notice by (II) the Conversion Price then in effect and (iii) the product of (y) the product of (A) the Conversion Amount being redeemed multiplied by (B) the quotient of (I) the aggregate cash consideration and the aggregate cash value of any non-cash consideration per share of Common Stock to be paid to the holders of the shares of Common Stock upon consummation of such Change of Control (any such non-cash consideration constituting publicly-traded securities shall be valued at the highest of the VWAP of such securities as of the Trading Day immediately prior to the consummation of such Change of Control, the VWAP of such securities on the Trading Day immediately following the public announcement of such proposed Change of Control and the VWAP of such securities on the Trading Day immediately prior to the public announcement of such proposed Change of Control) divided by (II) the Conversion Price then in effect (the “Change of Control Redemption Price”). Redemptions required by this Section 5 shall be made in accordance with the provisions of Section 13 and shall have priority to payments to shareholders in connection with such Change of Control. To the extent redemptions required by this Section 5(b) are deemed or determined by a court of competent jurisdiction to be prepayments of this Note by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 5, but subject to Section 3(d), until the Change of Control Redemption Price (together with any Late Charges thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 5(b) (together with any

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Late Charges thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. In the event of the Company’s redemption of any portion of this Note under this Section 5(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any redemption premium due under this Section 5(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

6. RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS.

(a) Purchase Rights. In addition to any adjustments pursuant to Sections 7 or 17 below, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note and assuming for such purpose that the Note was converted at the Alternate Conversion Price as of the applicable record date) immediately prior to the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to the extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to the extent of any such excess) and such Purchase Right to such extent shall be held in abeyance (and, if such Purchase Right has an expiration date, maturity date or other similar provision, such term shall be extended by such number of days held in abeyance, if applicable) for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right held similarly in abeyance (and, if such Purchase Right has an expiration date, maturity date or other similar provision, such term shall be extended by such number of days held in abeyance, if applicable)) to the same extent as if there had been no such limitation).

(b) Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to ensure that the Holder will thereafter have the right to receive upon a conversion of this Note, at the Holder’s option (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Note) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Holder. The provisions of this Section 6 shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Note.

7. RIGHTS UPON ISSUANCE OF OTHER SECURITIES.

(a) Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after the Subscription Date the Company grants, issues or sells (or enters into any agreement to grant, issue or sell), or in accordance with this Section 7(a) is deemed to have granted, issued or sold, any shares of Common Stock (including the granting, issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities granted, issued or sold or deemed

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to have been granted, issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such granting, issuance or sale or deemed granting, issuance or sale (such Conversion Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then, immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price. For all purposes of the foregoing (including, without limitation, determining the adjusted Conversion Price and the New Issuance Price under this Section 7(a)), the following shall be applicable:

(i) Issuance of Options. If the Company in any manner grants, issues or sells (or enters into any agreement to grant, issue or sell) any Options and the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting, issuance or sale of such Option for such price per share. For purposes of this Section 7(a)(i), the “lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting, issuance or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable (or may become issuable assuming all possible market conditions) upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof, minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person), if any, with respect to any one share of Common Stock upon the granting, issuance or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof plus the value of any other consideration (including, without limitation, consideration consisting of cash, debt forgiveness, assets or any other property) received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or otherwise pursuant to the terms thereof or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii) Issuance of Convertible Securities. If the Company in any manner issues or sells (or enters into any agreement to issue or sell) any Convertible Securities and the lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale (or the time of execution of such agreement to issue or sell, as applicable) of such Convertible Securities for such price per share. For the purposes of this Section 7(a)(ii), the “lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale (or pursuant to the agreement to issue or sell, as applicable) of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security or otherwise pursuant to the terms thereof and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable (or may become issuable assuming all possible market conditions) upon conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person), if any, with respect to any one share of Common Stock upon the issuance or sale (or the agreement to issue or sell, as applicable) of such Convertible Security plus the value of any other consideration received or receivable (including, without limitation, any consideration consisting of cash, debt forgiveness, assets or other property) by, or benefit conferred on, the holder of such Convertible Security (or any other

Workhorse Group	B-13	2024 Proxy Statement

Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities or otherwise pursuant to the terms thereof, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price has been or is to be made pursuant to other provisions of this Section 7(a), except as contemplated below, no further adjustment of the Conversion Price shall be made by reason of such issuance or sale.

(iii) Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with an event referred to in Section 7(b) below), the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate (as the case may be) at the time initially granted, issued or sold. For purposes of this Section 7(a)(i), if the terms of any Option or Convertible Security (including, without limitation, any Option or Convertible Security that was outstanding as of the Subscription Date) are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 7(a) shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(iv) Calculation of Consideration Received. If any Option and/or Convertible Security and/or Adjustment Right is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (as determined by the Holder, the “Primary Security”, and such Option and/or Convertible Security and/or Adjustment Right, the “Secondary Securities”), together comprising one integrated transaction (or one or more transactions if such issuances or sales or deemed issuances or sales of securities of the Company either (A) have at least one investor or purchaser in common, (B) are consummated in reasonable proximity to each other and/or (C) are consummated under the same plan of financing), the aggregate consideration per share of Common Stock with respect to such Primary Security shall be deemed to be equal to the difference of (x) the lowest price per share for which one share of Common Stock was issued (or was deemed to be issued pursuant to Section 7(a)(i) or 7(a)(ii) above, as applicable) in such integrated transaction solely with respect to such Primary Security, minus (y) with respect to such Secondary Securities, the sum of (I) the Black Scholes Consideration Value of each such Option, if any, (II) the fair market value (as determined by the Holder in good faith) or the Black Scholes Consideration Value, as applicable, of such Adjustment Right, if any, and (III) the fair market value (as determined by the Holder) of such Convertible Security, if any, in each case, as determined on a per share basis in accordance with this Section 7(a)(iv). If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be deemed to be the net amount of consideration received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities

Workhorse Group	B-14	2024 Proxy Statement

(as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(v) Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

(b) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision of Section 6, Section 17 or Section 7(a), if the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision of Section 6, Section 17 or Section 7(a), if the Company at any time on or after the Subscription Date combines (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 7(b) shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 7(b) occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

(c) Holder’s Right of Adjusted Conversion Price. In addition to and not in limitation of the other provisions of this Section 7, if the Company in any manner issues or sells or enters into any agreement to issue or sell, any Common Stock, Options or Convertible Securities (other than any Excluded Permitted ATM Issuances (as defined below)) (any such securities, “Variable Price Securities”), after the Subscription Date that are issuable pursuant to such agreement or convertible into or exchangeable or exercisable for shares of Common Stock at a price which varies or may vary with the market price of the shares of Common Stock, including by way of one or more reset(s) to a fixed price, but exclusive of such formulations reflecting customary anti-dilution provisions (such as share splits, share combinations, share dividends and similar transactions) (each of the formulations for such variable price being herein referred to as, the “Variable Price”), the Company shall provide written notice thereof via electronic mail and overnight courier to the Holder on the date of such agreement and the issuance of such Common Stock, Convertible Securities or Options. From and after the date the Company enters into such agreement or issues any such Variable Price Securities, the Holder shall have the right, but not the obligation, in its sole discretion to substitute the Variable Price for the Conversion Price upon conversion of this Note by designating in the Conversion Notice delivered upon any conversion of this Note that solely for purposes of such conversion the Holder is relying on the Variable Price rather than the Conversion Price then in effect. The Holder’s election to rely on a Variable Price for a particular conversion of this Note shall not obligate the Holder to rely on a Variable Price for any future conversion of this Note.

(d) Stock Combination Event Adjustments. If at any time and from time to time on or after the Subscription Date (other than with respect to the initial Stock Combination Event (as defined below) after the Subscription Date) there occurs any stock split, stock dividend, stock combination recapitalization or other similar transaction involving the Common Stock (each, a “Stock Combination Event”, and such date thereof, the “Stock Combination Event Date”) and the Event Market Price is less than the Conversion Price then in effect (after giving effect to the adjustment in Section 7(b) above), then on the sixteenth (16th) Trading Day immediately following such Stock Combination Event Date, the Conversion Price then in effect on such sixteenth (16th) Trading Day (after giving effect to the adjustment in Section 7(b) above) shall be reduced (but in no event increased) to the Event Market Price. For the avoidance of doubt, if the adjustment in the immediately preceding sentence would otherwise result in an increase in the Conversion Price hereunder, no adjustment shall be made.

Workhorse Group	B-15	2024 Proxy Statement

(e) Other Events. In the event that the Company (or any Subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s board of directors shall in good faith determine and implement an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 7(e) will increase the Conversion Price as otherwise determined pursuant to this Section 7, provided further that if the Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company’s board of directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding absent manifest error and whose fees and expenses shall be borne by the Company.

(f) Calculations. All calculations under this Section 7 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(g) Voluntary Adjustment by Company. Subject to the rules and regulations of the Principal Market, the Company may at any time during the term of this Note, with the prior written consent of the Required Holders (as defined in the Securities Purchase Agreement), reduce the then current Conversion Price of each of the Notes to any amount and for any period of time deemed appropriate by the board of directors of the Company.

8. REDEMPTIONS AT THE COMPANY’S ELECTION.

(a) Company Optional Redemption. At any time, the Company shall have the right to redeem all, but not less than all, of the Conversion Amount then remaining under this Note (the “Company Optional Redemption Amount”) on the Company Optional Redemption Date (each as defined below) (a “Company Optional Redemption”). The portion of this Note subject to redemption pursuant to this Section 8(a) shall be redeemed by the Company in cash at a price (the “Company Optional Redemption Price”) equal to the greater of (i) the Redemption Premium of the Conversion Amount being redeemed as of the Company Optional Redemption Date and (ii) the product of (1) the Conversion Rate with respect to the Conversion Amount being redeemed as of the Company Optional Redemption Date multiplied by (2) the greatest VWAP of the Common Stock on any Trading Day during the period commencing on the date immediately preceding such Company Optional Redemption Notice Date and ending on the Trading Day immediately prior to the date the Company makes the entire payment required to be made under this Section 8(a). The Company may exercise its right to require redemption under this Section 8(a) by delivering a written notice thereof by electronic mail and overnight courier to the Trustee and all, but not less than all, of the holders of Notes (the “Company Optional Redemption Notice” and the date all of the holders of Notes received such notice is referred to as the “Company Optional Redemption Notice Date”). The Company may deliver only one Company Optional Redemption Notice hereunder and such Company Optional Redemption Notice shall be irrevocable. The Company Optional Redemption Notice shall (x) state the date on which the Company Optional Redemption shall occur (the “Company Optional Redemption Date”) which date shall not be less than fifteen (15) Trading Days nor more than twenty (20) Trading Days following the Company Optional Redemption Notice Date, and (y) state the aggregate Conversion Amount of the Notes which is being redeemed in such Company Optional Redemption from the Holder and all of the other holders of the Notes pursuant to this Section 8(a) (and analogous provisions under the Other Notes) on the Company Optional Redemption Date. Notwithstanding anything herein to the contrary, at any time prior to the date the Company Optional Redemption Price is paid, in full, the Company Optional Redemption Amount may be converted, in whole or in part, by the Holder into shares of Common Stock pursuant to Section 3. All Conversion Amounts converted by the Holder after the Company Optional Redemption Notice Date shall reduce the Company Optional Redemption Amount of this Note required to be redeemed on the Company Optional Redemption Date. Redemptions made pursuant to this Section 8(a) shall be made in accordance with Section 13. In the event of the Company’s redemption of any portion of this Note under this Section 8(a), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any redemption premium due under this Section 8(a) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its

Workhorse Group	B-16	2024 Proxy Statement

investment opportunity and not as a penalty. For the avoidance of doubt, the Company shall have no right to effect a Company Optional Redemption if any Event of Default has occurred and is continuing, but any Event of Default shall have no effect upon the Holder’s right to convert this Note in its discretion.

(b) Pro Rata Redemption Requirement. If the Company elects to cause a Company Optional Redemption of this Note pursuant to Section 8(a), then it must simultaneously take the same action with respect to all of the Other Notes, pro rata.

9. SUBSEQUENT PLACEMENT OPTIONAL REDEMPTION

(a) General. At any time from and after the earlier of (x) the date the Holder becomes aware of the occurrence of a Subsequent Placement (as defined in the Securities Purchase Agreement) (the “Holder Subsequent Placement Notice Date”) and (y) the time of consummation of a Subsequent Placement (in each case, other than with respect to Excluded Securities (as defined in the Securities Purchase Agreement)) (each, an “Eligible Subsequent Placement”), the Holder shall have the right, in its sole discretion, to require that the Company redeem (each an “Subsequent Placement Optional Redemption”) all, or any portion, of the Conversion Amount under this Note not in excess of (together with any Subsequent Placement Optional Redemption Amount (as defined in the applicable other Note of the Holder) of any other Notes of the Holder) the Holder’s Holder Pro Rata Amount of 20% of the gross proceeds of such Eligible Subsequent Placement (the “Eligible Subsequent Placement Optional Redemption Amount”) by delivering written notice thereof (an “Subsequent Placement Optional Redemption Notice”) to the Company and the Trustee. Notwithstanding the foregoing, upon the written request of the Holder, the Company shall permit the Holder to participate in such Subsequent Placement and the Company shall apply all, or any part, as set forth in such written request, of any amounts that would otherwise be payable to the Holder in such Subsequent Placement Optional Redemption, on a dollar-for-dollar basis, against the purchase price of the securities to be purchased by the Holder in such Eligible Subsequent Placement (which, for the avoidance of doubt, shall not be less than securities with a purchase price equal to the portion of the Subsequent Placement Optional Redemption Amount the Holder elects to apply against thereto).

(b) Mechanics. Each Subsequent Placement Optional Redemption Notice shall indicate that all, or such applicable portion, as set forth in the applicable Subsequent Placement Optional Redemption Notice, of the Eligible Subsequent Placement Optional Redemption Amount the Holder is electing to have redeemed (the “Subsequent Placement Optional Redemption Amount”) and the date of such Subsequent Placement Optional Redemption (the “Subsequent Placement Optional Redemption Date”), which shall be the later of (x) the fifth (5th) Business Day after the date of the applicable Subsequent Placement Optional Redemption Notice and (y) the date of the consummation of such Eligible Subsequent Placement. The portion of the Conversion Amount of this Note subject to redemption pursuant to this Section 9 shall be redeemed by the Company in cash at a price equal to 100% of the Subsequent Placement Optional Redemption Amount (the “Subsequent Placement Optional Redemption Price”). Redemptions required by this Section 9 shall be made in accordance with the provisions of Section 13.

10. ASSET SALE OPTIONAL REDEMPTION

(a) General. At any time from and after the earlier of (x) the date the Holder becomes aware of the occurrence of an Asset Sale (including any insurance and condemnation proceeds thereof) (the “Holder Asset Sale Notice Date”) and (y) the time of consummation of an Asset Sale (other than sales of inventory and product in the ordinary course of business and, solely if no Redemption Conditions Failure exists as of the date of consummation of either (A) a Permitted Aero Sale or (B) a Permitted Sale/Leaseback Transaction (as defined below), any Permitted Aero Sale and/or Permitted Sale/Leaseback Transaction, as applicable) (each, an “Eligible Asset Sale”), the Holder shall have the right, in its sole discretion, to require that the Company redeem (each an “Asset Sale Optional Redemption”) all, or any portion, of the Conversion Amount under this Note not in excess of (together with any Asset Sale Optional Redemption Amount (as defined in the applicable other Note of the Holder) of any other Notes of the Holder) the Holder’s Holder Pro Rata Amount of Applicable Asset Sale Percentage of the gross proceeds (including any insurance and condemnation proceeds with respect thereto) of such Eligible Asset Sale (the “Eligible Asset Sale Optional Redemption Amount”) by delivering written notice thereof (an “Asset Sale Optional Redemption Notice”) to the Company and the Trustee.

(b) Mechanics. Each Asset Sale Optional Redemption Notice shall indicate that all, or such applicable portion, as set forth in the applicable Asset Sale Optional Redemption Notice, of the Eligible Asset Sale Optional Redemption Amount the Holder is electing to have redeemed (the “Asset Sale Optional

Workhorse Group	B-17	2024 Proxy Statement

Redemption Amount”) and the date of such Asset Sale Optional Redemption (the “Asset Sale Optional Redemption Date”), which shall be the later of (x) the fifth (5th) Business Day after the date of the applicable Asset Sale Optional Redemption Notice and (y) the date of the consummation of such Eligible Asset Sale. The portion of the Conversion Amount of this Note subject to redemption pursuant to this Section 10 shall be redeemed by the Company in cash at a price equal to Applicable Asset Sale Price Percentage of the Asset Sale Optional Redemption Amount (the “Asset Sale Optional Redemption Price”). Redemptions required by this Section 10 shall be made in accordance with the provisions of Section 13.

(c) Lockbox; Lockbox Measurement Date. Notwithstanding the foregoing, if a Permitted Sale/Leaseback Transaction occurs prior to the earlier to occur of (I) the Shareholder Approval Deadline (as defined in the Securities Purchase Agreement) and (II) the Shareholder Approval Date (as defined in the Securities Purchase Agreement) (such earlier date, the “Lockbox Measurement Date”), (A) on or prior to the date of consummation of such Permitted Sale/Leaseback Transaction, the Company shall place such portion of the proceeds of such Permitted Sale/Leaseback Transaction equal to the Asset Sale Optional Redemption Price (assuming for such purpose that a Redemption Conditions Failure then exists and the Holder elects an Asset Sale Optional redemption of the entire Eligible Asset Sale Optional Redemption Amount) into a bank account with a Controlled Account Bank (as defined below) subject to an Approved Control Agreement, for the benefit of the Holder, which may only be accessed by the Company or any other Person with the written consent of the Collateral Agent (the “Lockbox Account”), and (B) either (x) if on both the date of consummation of such Permitted Sale/Leaseback Transaction (other than the failure to occur of the Shareholder Approval Date on or prior to such date) and the Lockbox Measurement Date no Redemption Conditions Failure then exists, the Collateral Agent shall instruct the applicable Controlled Account Bank to release of all amounts then held in the Lockbox Account to the Company or (y) if on either the date of consummation of such Permitted Sale/Leaseback Transaction (other than the failure to occur of the Shareholder Approval Date on or prior to such date) and/or the Lockbox Measurement Date, as applicable, a Redemption Conditions Failure then exists, such Asset Sale Optional Redemption Price shall only be released by instruction of the Collateral Agent either (1) at such time as no Notes remain outstanding or (2) as payment, in whole or in part, of any Redemption Price owed by the Company to any Holder hereunder (it being understood that any amounts held in the Lockbox Account shall be applied against any Redemption Price, in whole or in part, as applicable, prior to the Company paying such amounts from any other Collateral.

11. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation (as defined in the Securities Purchase Agreement), Bylaws (as defined in the Securities Purchase Agreement) or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note. Without limiting the generality of the foregoing or any other provision of this Note or the other Transaction Documents, the Company (a) shall not increase the par value of any shares of Common Stock receivable upon conversion of this Note above the Conversion Price then in effect, and (b) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the conversion of this Note. Notwithstanding anything herein to the contrary, if after the sixty (60) calendar day anniversary of the Issuance Date, the Holder is not permitted to convert this Note in full for any reason (other than pursuant to restrictions set forth in Section 3(d) hereof), the Company shall use its best efforts to promptly remedy such failure, including, without limitation, obtaining such consents or approvals as necessary to permit such conversion into shares of Common Stock.

12. RESERVATION OF AUTHORIZED SHARES.

(a) Reservation. So long as any Notes remain outstanding, the Company shall at all times reserve at least (x) if prior to the Shareholder Approval Deadline (as defined in the Securities Purchase Agreement), 100% or (y) on or after the Shareholder Approval Deadline, 200%, as applicable, of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion, including without limitation, Alternate Conversions, of all of the Notes then outstanding (without regard to any limitations on conversions and assuming such Notes remain outstanding until the Maturity Date) at the Alternate Conversion Price then in effect (the “Required Reserve Amount”). The Required Reserve Amount (including, without limitation, each increase in the number of shares so reserved) shall be allocated pro rata among the holders of the Notes based on the original principal amount of the Notes held by each holder on the Initial Closing Date or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”).

Workhorse Group	B-18	2024 Proxy Statement

In the event that a holder shall sell or otherwise transfer any of such holder’s Notes, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Notes shall be allocated to the remaining holders of Notes, pro rata based on the principal amount of the Notes then held by such holders.

(b) Insufficient Authorized Shares. If, notwithstanding Section 12(a), and not in limitation thereof, at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its shareholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each shareholder with a proxy statement and shall use its best efforts to solicit its shareholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the shareholders that they approve such proposal. In the event that the Company is prohibited from issuing shares of Common Stock pursuant to the terms of this Note due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorized Failure Shares”), in lieu of delivering such Authorized Failure Shares to the Holder, the Company shall pay cash in exchange for the redemption of such portion of the Conversion Amount convertible into such Authorized Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorized Failure Shares and (y) the greatest VWAP of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Conversion Notice with respect to such Authorized Failure Shares to the Company and ending on the date of such issuance and payment under this Section 12(a); and (ii) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Authorized Failure Shares, any brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith. Nothing contained in Section 12(a) or this Section 12(b) shall limit any obligations of the Company under any provision of the Securities Purchase Agreement.

13. REDEMPTIONS.

(a) Mechanics. The Company, or at the Company’s direction, the Trustee, shall deliver the applicable Event of Default Redemption Price to the Holder in cash within five (5) Business Days after the Company’s receipt of the Holder’s Event of Default Redemption Notice (each, an “Event of Default Redemption Date”). If the Holder has submitted a Change of Control Redemption Notice in accordance with Section 5(b), the Company, or at the Company’s direction, the Trustee, shall deliver the applicable Change of Control Redemption Price to the Holder in cash concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and within five (5) Business Days after the Company’s receipt of such notice otherwise (each, an “Change of Control Redemption Date”). The Company shall deliver the applicable Company Optional Redemption Price to the Holder in cash on the applicable Company Optional Redemption Date. The Company shall deliver the applicable Asset Sale Optional Redemption Price to the Holder in cash on the applicable Asset Sale Optional Redemption Date. The Company shall deliver the applicable Subsequent Placement Optional Redemption Price to the Holder in cash on the applicable Subsequent Placement Optional Redemption Date. Notwithstanding anything herein to the contrary, in connection with any redemption hereunder at a time the Holder is entitled to receive a cash payment under any of the other Transaction Documents, at the option of the Holder delivered in writing to the Company, the applicable Redemption Price hereunder shall be increased by the amount of such cash payment owed to the Holder under such other Transaction Document and, upon payment in full or conversion in accordance herewith, shall satisfy the Company’s payment obligation under such other Transaction Document. In the event of a redemption of less than all of the Conversion Amount of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 20(d)) representing the outstanding Principal which has not been redeemed. In the event that the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to

Workhorse Group	B-19	2024 Proxy Statement

promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid. Upon the Company’s receipt of such notice, (x) the applicable Redemption Notice shall be null and void with respect to such Conversion Amount, (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 20(d)), to the Holder, and in each case the principal amount of this Note or such new Note (as the case may be) shall be increased by an amount equal to the difference between (1) the applicable Redemption Price (as the case may be, and as adjusted pursuant to this Section 13, if applicable) minus (2) the Principal portion of the Conversion Amount submitted for redemption and (z) the Conversion Price of this Note or such new Notes (as the case may be) shall be automatically adjusted with respect to each conversion effected thereafter by the Holder to the lowest of (A) the Conversion Price as in effect on the date on which the applicable Redemption Notice is voided, (B) greater of (x) the Floor Price and (y) 75% of the lowest Closing Bid Price of the Common Stock during the period beginning on and including the date on which the applicable Redemption Notice is delivered to the Company and ending on and including the date on which the applicable Redemption Notice is voided and (C) greater of (x) the Floor Price and (y) 75% of the quotient of (I) the sum of the five (5) lowest VWAPs of the Common Stock during the twenty (20) consecutive Trading Day period ending and including the applicable Conversion Date divided by (II) five (5) (it being understood and agreed that all such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period). The Holder’s delivery of a notice voiding a Redemption Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Conversion Amount subject to such notice.

(b) Redemption by Other Holders. Upon the Company’s receipt of notice from any of the holders of the Other Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4(b) or Section 5(b) (each, an “Other Redemption Notice”), the Company shall immediately, but no later than one (1) Business Day of its receipt thereof, forward to the Holder by facsimile or electronic mail a copy of such notice. If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is two (2) Business Days prior to the Company’s receipt of the Holder’s applicable Redemption Notice and ending on and including the date which is two (2) Business Days after the Company’s receipt of the Holder’s applicable Redemption Notice and the Company is unable to redeem all principal, interest and other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven (7) Business Day period, then the Company shall redeem a pro rata amount from each holder of the Notes (including the Holder) based on the principal amount of the Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received by the Company during such seven (7) Business Day period.

14. VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law (including, without limitation, Chapter 78 of the Nevada Revised Statute) and as expressly provided in this Note.

15. COVENANTS. Until all of the Notes have been converted, redeemed or otherwise satisfied in accordance with their terms:

(a) Rank. All payments due under this Note (a) shall rank pari passu with all Other Notes and (b) shall be senior to all other Indebtedness of the Company and its Subsidiaries.

(b) Incurrence of Indebtedness. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness (other than (i) the Indebtedness evidenced by this Note and the Other Notes and (ii) other Permitted Indebtedness).

(c) Existence of Liens. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries (collectively, “Liens”) other than Permitted Liens.

(d) Restricted Payments and Investments. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by

Workhorse Group	B-20	2024 Proxy Statement

way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Indebtedness (other than the Notes) whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness, if at the time such payment with respect to such Indebtedness is due or is otherwise made or, after giving effect to such payment, (i) an event constituting an Event of Default has occurred and is continuing or (ii) an event that with the passage of time and without being cured would constitute an Event of Default has occurred and is continuing. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, make any Investment other than Permitted Investments.

(e) Restriction on Redemption and Cash Dividends. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on any of its capital stock.

(f) Restriction on Transfer of Assets. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, sell, lease, license, assign, transfer, spin-off, split-off, close, convey or otherwise dispose of any assets or rights of the Company or any Subsidiary owned or hereafter acquired whether in a single transaction or a series of related transactions (each, an “Asset Sale”), other than (i) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights by the Company and its Subsidiaries in the ordinary course of business consistent with its past practice, (ii) sales of inventory and product in the ordinary course of business, (iii) a Permitted Sale/Leaseback Transaction that would not reasonably be expected to result in an Event of Default hereunder, and (iv) the sale (a “Permitted Aero Sale”) of all or substantially all of the assets or capital stock of the Company’s Aero business.

(g) Maturity of Indebtedness. Except as set forth on Schedule 15(g) attached hereto, the Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, permit any Indebtedness of the Company or any of its Subsidiaries to mature or accelerate prior to the Maturity Date.

(h) Change in Nature of Business. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by or publicly contemplated to be conducted by the Company and each of its Subsidiaries on the Subscription Date or any business substantially related or incidental thereto. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, modify its or their corporate structure or purpose.

(i) Preservation of Existence, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

(j) Maintenance of Properties, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

(k) Maintenance of Intellectual Property. The Company will, and will cause each of its Subsidiaries to, take all action necessary or advisable to maintain all of the Intellectual Property Rights (as defined in the Securities Purchase Agreement) of the Company and/or any of its Subsidiaries that are necessary or material to the conduct of its business in full force and effect.

(l) Maintenance of Insurance. The Company shall maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

Workhorse Group	B-21	2024 Proxy Statement

(m) Transactions with Affiliates. The Company shall not, nor shall it permit any of its Subsidiaries to, enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except transactions in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm’s length transaction with a Person that is not an Affiliate thereof.

(n) Restricted Issuances. The Company shall not, directly or indirectly, without the prior written consent of the holders of a majority in aggregate principal amount of the Notes then outstanding, (i) issue any Notes (other than as contemplated by the Securities Purchase Agreement and the Notes) or (ii) issue any other securities that would cause a breach or default under the Notes or the Warrants.

(o) New Subsidiaries. Simultaneously with the acquisition or formation of each New Subsidiary, the Company shall cause such New Subsidiary to execute, and deliver to each holder of Notes, all Security Documents (as defined in the Securities Purchase Agreement) and Guaranties (as defined in the Securities Purchase Agreement) as requested by the Collateral Agent. The Company shall also deliver to the Collateral Agent an opinion of counsel to such New Subsidiary that is reasonably satisfactory to the Collateral Agent covering such legal matters with respect to such New Subsidiary becoming a guarantor of the Company’s obligations, executing and delivering the Security Document and the Guaranties and any other matters that the Collateral Agent or the Required Holders may reasonably request. The Company shall deliver, or cause the applicable Subsidiary to deliver to the Collateral Agent, each of the physical stock certificates of such New Subsidiary, along with undated stock powers for each such certificates, executed in blank (or, if any such shares of capital stock are uncertificated, confirmation and evidence reasonably satisfactory to the Collateral Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Collateral Agent, in accordance with Sections 8-313, 8-321 and 9-115 of the Uniform Commercial Code or any other similar or local or foreign law that may be applicable).

(p) Controlled Accounts.

(i) General. The Company shall establish and maintain cash management services of a type and on terms reasonably satisfactory to Holder at and each bank listed on Schedule 15(p)(i) attached hereto (each a “Controlled Account Bank”) and cause all cash and cash equivalents of the Company or any of its Subsidiaries to be held in Deposit Accounts (as defined in the Security Agreement) at one or more Controlled Account Banks in accordance therewith. Subject to the foregoing, the Company shall establish and maintain Approved Control Agreements with the Collateral Agent (as each such term is defined in the Security Agreement) and each Controlled Account Bank, in form and substance reasonably acceptable to the Collateral Agent and the Required Holders, with respect to each account maintained at such bank on behalf of Company and/or its Subsidiaries (each such account a “Controlled Account” and collectively, the “Controlled Accounts”), including, without limitation, the Operating Accounts (as defined below) within 30 days of the Initial Closing Date. Each such Approved Control Agreement shall provide, among other things, that (A) the Controlled Account Bank will comply with any and all instructions originated by the Collateral Agent directing the disposition of the funds in the Controlled Accounts without further consent by the Company or any such Subsidiaries, (B) the Controlled Account Bank waives, subordinates or agrees not to exercise any rights of setoff or recoupment or any other claim against the applicable Controlled Account other than for payment of its service fees and other charges directly related to the administration of such Controlled Account and for returned checks or other items of payment, and (C) with respect to each Controlled Account (collectively, the “Operating Accounts”), upon the instruction of Collateral Agent (an “Activation Instruction”), the Controlled Account Bank shall not comply with any instructions, directions or orders of any form with respect to the Operating Accounts other than instructions, directions or orders originated by Collateral Agent. The Collateral Agent shall not issue an Activation Instruction with respect to the Operating Accounts unless an Event of Default has occurred and is continuing at the time such Activation Instruction is issued.

(ii) Additional Approved Control Agreements. If at any time on or after 30 days following the Initial Closing Date, the average daily balance of any Deposit Account of the Company or any of its Subsidiaries that is not subject to a Approved Control Agreement, in form and substance reasonably satisfactory to the Collateral Agent and the Required Holders, in favor of the Collateral Agent exceeds $10,000 (the “Maximum Per Account Free Cash Amount”) during any calendar month (including the calendar month in which the Initial Closing Date occurs), the Company shall either (x) within twenty-one (21) calendar days

Workhorse Group	B-22	2024 Proxy Statement

following the last day of such calendar month, deliver to the Collateral Agent a Approved Control Agreement, in form and substance reasonably satisfactory to the Collateral Agent, duly executed by the Company and the depositary bank in which such Deposit Account is maintained or (y) within two (2) Business Days following such date, effect a transfer to a Controlled Account of a cash amount sufficient to reduce the amount of the Company’s or the applicable Subsidiary’s cash held in such Deposit Account to an amount not in excess of the Maximum Per Account Free Cash Amount.

(iii) Maximum Free Cash Amount. Notwithstanding anything to the contrary contained in Section 15(p)(ii) above, and without limiting any of the foregoing, beginning 30 days after the Initial Closing Date, if at any time on or after the date that is twenty-one (21) calendar days following the Initial Closing Date, the total aggregate amount of the Company’s and any of its Subsidiaries, in the aggregate, cash that is not held in a Controlled Account exceeds $100,000 (the “Maximum Free Cash Amount”), the Company shall within two (2) Business Days following such date, effect a transfer to a Controlled Account of a cash amount sufficient to reduce the total aggregate amount of the Company’s and its Subsidiaries’, as applicable, cash that is not held in a Controlled Account to an amount not in excess of the Maximum Free Cash Amount.

(q) Financial Covenants; Announcement of Operating Results.

(i) The Company shall maintain, as of the end of each Fiscal Quarter (and/or Fiscal Year, as applicable) a balance of Available Cash in an aggregate amount equal to or exceed, as applicable, (x) on or prior to the time of consummation of the Permitted Sale/Leaseback Transaction, $1.5 million or (y) after the time of consummation of the Permitted Sale/Leaseback Transaction, $4 million (the “Minimum Available Cash Amount”); provided, however, that if the proceeds of the Permitted Sale/Leaseback Transaction have been used to redeem Notes, then the Minimum Available Cash Amount shall be $1.5 million on any date of determination on which the outstanding principal amount of the Notes does not exceed $1.0 million (the “Financial Test”).

(ii) Operating Results Announcement. Commencing on the Issuance Date, the Company shall publicly disclose and disseminate (such date, the “Announcement Date”), if the Financial Test fails to be satisfied (each such failure, a “Financial Covenant Failure”), a statement to that effect no later than the tenth (10th) day after the end of such Fiscal Quarter or Fiscal Year, as applicable, and such announcement shall include a statement to the effect that a Financial Covenant Failure by the Company exists (or does not exist, as applicable) for such Fiscal Quarter. On the Announcement Date, the Company shall also provide to the Holder a certification, executed on behalf of the Company by the Chief Financial Officer of the Company, certifying that the Company satisfied the Financial Test for such Fiscal Quarter or Fiscal Year, as applicable, if that is the case. If a Financial Covenant Failure by the Company exists for a Fiscal Quarter, on or prior to the Announcement Date, the Company shall provide to the Holders a written certification, executed on behalf of the Company by the Chief Financial Officer of the Company, certifying that a Financial Covenant Failure exists for such Fiscal Quarter or Fiscal Year, as applicable (a “Financial Covenant Event Notice”). Concurrently with the delivery of each Financial Covenant Event Notice to the Holders, the Company shall also make publicly available (as part of a Quarterly Report on Form 10-Q, Annual Report on Form 10-K or on a Current Report on Form 8-K, or otherwise) the Financial Covenant Event Notice and the fact that an Event of Default has occurred under the Notes.

(r) PCAOB Registered Auditor. At all times any Notes remain outstanding, the Company shall have engaged an independent auditor to audit its financial statements that is registered with (and in compliance with the rules and regulations of) the Public Company Accounting Oversight Board.

(s) Stay, Extension and Usury Laws. To the extent that it may lawfully do so, the Company (A) agrees that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law (wherever or whenever enacted or in force) that may affect the covenants or the performance of this Note; and (B) expressly waives all benefits or advantages of any such law and agrees that it will not, by resort to any such law, hinder, delay or impede the execution of any power granted to the Holder by this Note, but will suffer and permit the execution of every such power as though no such law has been enacted.

Workhorse Group	B-23	2024 Proxy Statement

(t) Taxes. The Company and its Subsidiaries shall pay when due all taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against the Company and its Subsidiaries or their respective assets or upon their ownership, possession, use, operation or disposition thereof or upon their rents, receipts or earnings arising therefrom (except where the failure to pay would not, individually or in the aggregate, have a material effect on the Company or any of its Subsidiaries). The Company and its Subsidiaries shall file on or before the due date therefor all personal property tax returns (except where the failure to file would not, individually or in the aggregate, have a material effect on the Company or any of its Subsidiaries). Notwithstanding the foregoing, the Company and its Subsidiaries may contest, in good faith and by appropriate proceedings, taxes for which they maintain adequate reserves therefor in accordance with GAAP.

(u) Independent Investigation. At the request of the Holder either (x) at any time when an Event of Default has occurred and is continuing or (y) upon the occurrence of an event that with the passage of time or giving of notice would constitute an Event of Default or (z) at any time the Holder reasonably believes an Event of Default may have occurred or be continuing, the Company shall hire an independent, reputable investment bank selected by the Company and approved by the Holder (such approval not to be unreasonably withheld, conditioned or delayed) to investigate as to whether any breach of this Note has occurred (the “Independent Investigator”). If the Independent Investigator determines that such breach of this Note has occurred, the Independent Investigator shall notify the Company of such breach and the Company shall deliver written notice to each holder of a Note of such breach. In connection with such investigation, the Independent Investigator may, during normal business hours, inspect all contracts, books, records, personnel, offices and other facilities and properties of the Company and its Subsidiaries as the Independent Investigator determines are reasonably necessary to its investigation. The Company shall furnish the Independent Investigator with such financial and operating data and other information with respect to the business and properties of the Company as the Independent Investigator may reasonably request. The Company shall permit the Independent Investigator to discuss the affairs, finances and accounts of the Company with, and to make proposals and furnish advice with respect thereto to, the Company’s officers, directors, key employees and independent public accountants or any of them (and by this provision the Company authorizes said accountants to discuss with such Independent Investigator the finances and affairs of the Company and any Subsidiaries), all at such reasonable times, upon reasonable notice, and as often as may be reasonably requested.

16. SECURITY. This Note and the Other Notes are secured to the extent and in the manner set forth in the Transaction Documents (including, without limitation, the Security Agreement, the other Security Documents and the Guaranties), and Collateral Agent may exercise all secured creditor rights and remedies provided therein.

17. DISTRIBUTION OF ASSETS. In addition to any adjustments pursuant to Sections 6(a) or 7, if the Company shall declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (the “Distributions”), then the Holder will be entitled to such Distributions as if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note and assuming for such purpose that the Note was converted at the Alternate Conversion Price as of the applicable record date) immediately prior to the date on which a record is taken for such Distribution or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for such Distributions (provided, however, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to the extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to the extent of any such excess) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

18. AMENDING THE TERMS OF THIS NOTE. Except for Section 3(d), which may not be amended, modified or waived by the parties hereto, the prior written consent of the Required Holders (as defined in the Securities Purchase Agreement) shall be required for any change, waiver or amendment to this Note. Any amendment, modification or waiver so approved shall be binding upon all existing and future holders of this Note

Workhorse Group	B-24	2024 Proxy Statement

and any Other Notes; provided, however, that no such change, waiver or, as applied to any of the Notes held by any particular holder of Notes, shall, without the written consent of that particular holder (i) disproportionally and adversely affect any rights under the Notes of any holder of Notes; or (ii) modify any of the provisions of, or impair the right of any holder of Notes under, this Section 18.

19. TRANSFER. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of Section 2(g) of the Securities Purchase Agreement.

20. REISSUANCE OF THIS NOTE.

(a) Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 20(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 20(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c)(iii) following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

(b) Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Note, Upon compliance with Section 2.07 of the Indenture, the Company shall execute and, following authentication of such new Note, deliver to the Holder a new Note (in accordance with Section 20(d)) representing the outstanding Principal.

(c) Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 20(d) and in principal amounts of at least $1,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

(d) Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 20(a) or Section 20(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, (v) shall be duly authenticated in accordance with the Indenture and (vi) shall represent accrued and unpaid Interest and Late Charges on the Principal and Interest of this Note, from the Issuance Date.

21. REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. No failure on the part of the Holder to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Holder of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. In addition, the exercise of any right or remedy of the Holder at law or equity or under this Note or any of the documents shall not be deemed to be an election of Holder’s rights or remedies under such documents or at law or equity. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder

Workhorse Group	B-25	2024 Proxy Statement

will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note (including, without limitation, compliance with Section 7).

22. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements. The Company expressly acknowledges and agrees that no amounts due under this Note shall be affected, or limited, by the fact that the purchase price paid for this Note was less than the original Principal amount hereof.

23. CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the initial Holder and shall not be construed against any such Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Note instead of just the provision in which they are found. Unless expressly indicated otherwise, all section references are to sections of this Note. Terms used in this Note and not otherwise defined herein, but defined in the other Transaction Documents, shall have the meanings ascribed to such terms on the Initial Closing Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

24. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. Notwithstanding the foregoing, nothing contained in this Section 24 shall permit any waiver of any provision of Section 3(d).

25. DISPUTE RESOLUTION.

(a) Submission to Dispute Resolution.

(i) In the case of a dispute relating to a Closing Bid Price, a Closing Sale Price, a Conversion Price, an Alternate Conversion Price, a Black Scholes Consideration Value, a VWAP or a fair market value or the arithmetic calculation of a Conversion Rate, or the applicable Redemption Price (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the Holder (as the case may be) shall submit the dispute to the other party via electronic mail (A) if by the Company, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by the Holder at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to promptly resolve such dispute relating to such Closing Bid Price, such Closing Sale Price, such Conversion Price, such Alternate Conversion Price, such Black Scholes Consideration Value, such VWAP or such fair market value, or the arithmetic calculation of such Conversion Rate or such applicable Redemption Price (as the case may be), at any time after the second (2nd) Business Day following such initial notice by the Company or the Holder (as the case may be) of such dispute to the Company or the Holder (as the case may be), then the Holder may, at its sole option, select an independent, reputable investment bank to resolve such dispute.

(ii) The Holder and the Company shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 25 and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which the Holder selected such investment bank (the “Dispute Submission Deadline”)

Workhorse Group	B-26	2024 Proxy Statement

(the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and the Holder or otherwise requested by such investment bank, neither the Company nor the Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

(iii) The Company and the Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and the Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Company, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b) Miscellaneous. The Company expressly acknowledges and agrees that (i) this Section 25 constitutes an agreement to arbitrate between the Company and the Holder (and constitutes an arbitration agreement) under the Delaware Uniform Arbitration Act, (ii) a dispute relating to a Conversion Price includes, without limitation, disputes as to (A) whether an issuance or sale or deemed issuance or sale of Common Stock occurred under Section 7(a), (B) the consideration per share at which an issuance or deemed issuance of Common Stock occurred, (C) whether any issuance or sale or deemed issuance or sale of Common Stock was an issuance or sale or deemed issuance or sale of Excluded Securities, (D) whether an agreement, instrument, security or the like constitutes and Option or Convertible Security and (E) whether a Dilutive Issuance occurred, (iii) the terms of this Note and each other applicable Transaction Document shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Note and any other applicable Transaction Documents, (iv) the Holder (and only the Holder), in its sole discretion, shall have the right to submit any dispute described in this Section 25 to the Court of Chancery of the State of Delaware in lieu of utilizing the procedures set forth in this Section 25 and (v) nothing in this Section 25 shall limit the Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 25).

26. NOTICES; CURRENCY; PAYMENTS.

(a) Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder and the Trustee with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder and the Trustee (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

(b) Currency. All dollar amounts referred to in this Note are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Note shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Note, the U.S. Dollar exchange rate as published in

Workhorse Group	B-27	2024 Proxy Statement

the Wall Street Journal on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time).

(c) Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by a certified check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Buyers, shall initially be as set forth on the Schedule of Buyers attached to the Securities Purchase Agreement), provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day. Any amount of Principal or other amounts due under the Transaction Documents which is not paid when due (except to the extent such amount is simultaneously accruing Interest at the Default Rate hereunder) shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of eighteen percent (18%) per annum from the date such amount was due until the same is paid in full (“Late Charge”).

27. CANCELLATION. After all Principal, accrued Interest, Late Charges and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

28. WAIVER OF NOTICE. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Securities Purchase Agreement.

29. GOVERNING LAW. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Delaware, without giving effect to any provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Except as otherwise required by Section 25 above, the Company hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein (i) shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder or (ii) shall limit, or shall be deemed or construed to limit, any provision of Section 25. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

30. JUDGMENT CURRENCY.

(a) If for the purpose of obtaining or enforcing judgment against the Company in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 30 referred to as the “Judgment Currency”) an amount due in U.S. dollars under this Note, the conversion shall be made at the Exchange Rate prevailing on the Trading Day immediately preceding:

(i) the date actual payment of the amount due, in the case of any proceeding in the courts of Nevada or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or

(ii) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 30(a)(ii) being hereinafter referred to as the “Judgment Conversion Date”).

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(b) If in the case of any proceeding in the court of any jurisdiction referred to in Section 30(a)(ii) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(c) Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Note.

31. SEVERABILITY. If any provision of this Note is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Note so long as this Note as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

32. MAXIMUM PAYMENTS. Without limiting Section 9(d) of the Securities Purchase Agreement, nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

33. CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

(a) “1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(b) “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(c) “Adjusted Floor Price” means as determined on an Adjustment Date, the lower of (i) the Floor Price then in effect and (ii) 20% of the lower of (x) the closing price of the Common Stock of the Principal Market (as reported by the Principal Market) as of the Trading Day ended immediately prior to such applicable Adjustment Date and (y) the quotient of (I) the sum of each the closing price of the Common Stock of the Principal Market (as reported by the Principal Market) on each Trading Day of the five (5) Trading Day period ended on, and including, the Trading Day ended immediately prior to such applicable Adjustment Date, divided by (II) five (5). All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any such measuring period.

(d) “Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with Section 7) of shares of Common Stock (other than rights of the type described in Section 6(a) hereof) that could result in a decrease in the net consideration received by the Company in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).

(e) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(f) “Applicable Asset Sale Percentage” means (i) solely with respect to the Permitted Sale/Leaseback Transaction and/or a Permitted Aero Sale, as applicable, either (x) if an Redemption Conditions Failure exists as of the time of consummation of such Permitted Sale/Leaseback Transaction and/or a

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Permitted Aero Sale, as applicable, 100% or (y) if no Redemption Conditions Failure exists as of the time of consummation of such Permitted Sale/Leaseback Transaction, 0% and (ii) with respect to any other Asset Sale, 25%.

(g) “Applicable Asset Sale Price Percentage” means (i) solely with respect to the Permitted Sale/Leaseback Transaction and/or a Permitted Aero Sale, as applicable, either (x) if an Redemption Conditions Failure exists as of the time of consummation of such Permitted Sale/Leaseback Transaction/or a Permitted Aero Sale, as applicable, 125% or (y) if no Redemption Conditions Failure exists as of the time of consummation of such Permitted Sale/Leaseback Transaction, 0% and (ii) with respect to any other Asset Sale, either (x) if an Redemption Conditions Failure exists as of the time of consummation of such Asset Sale, 175% or (y) if no Redemption Conditions Failure exists as of the time of consummation of such Asset Sale, 125%

(h) “Alternate Conversion Floor Amount” means an amount in cash, to be delivered by wire transfer of immediately available funds pursuant to wire instructions delivered to the Company by the Holder in writing, equal to the product obtained by multiplying (A) the VWAP on the day the Holder delivers the applicable Conversion Notice and (B) the difference obtained by subtracting (I) the number of shares of Common Stock delivered (or to be delivered) to the Holder on the applicable Share Delivery Deadline with respect to such Alternate Conversion from (II) the quotient obtain by dividing (x) the applicable Conversion Amount that the Holder has elected to be the subject of the applicable Alternate Conversion, by (y) the applicable Alternate Conversion Price without giving effect to clause (x) of such definition.

(i) “Alternate Conversion Price” means, with respect to any Alternate Conversion that price which shall be the lowest of (i) the applicable Conversion Price as in effect on the applicable Conversion Date of the applicable Alternate Conversion, (ii) the greater of (x) the Floor Price and (y) 87.5% of the lowest VWAP of the Common Stock during the ten (10) consecutive Trading Day period ending and including the Trading Day immediately preceding the delivery or deemed delivery of the applicable Conversion Notice (such period, the “Alternate Conversion Measuring Period”). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such Alternate Conversion Measuring Period.

(j) “Approved Stock Plan” means any employee benefit plan which has been approved by the board of directors of the Company prior to or subsequent to the Subscription Date pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer or director for services provided to the Company in their capacity as such.

(k) “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company’s Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

(l) “Available Cash” means, with respect to any date of determination, an amount equal to the aggregate amount of the Cash of the Company and its Subsidiaries (excluding for this purpose cash held in restricted accounts (other than (i) accounts that are restricted solely as a result of the existence of control agreements in favor of the Collateral Agent, or (ii) cash otherwise unavailable for unrestricted use by the Company or any of its Subsidiaries for any reason) as of such date of determination held in bank accounts of financial banking institutions in the United States of America.

(m) “Black Scholes Consideration Value” means the value of the applicable Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance thereof calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the public announcement of the execution of definitive documents with respect to the issuance of such Option, Convertible Security or Adjustment Right (as the case may be), (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option, Convertible

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Security or Adjustment Right (as the case may be) as of the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be), (iii) a zero cost of borrow and (iv) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the “HVT” function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be).

(n) “Bloomberg” means Bloomberg, L.P.

(o) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

(p) “Cash” of the Company and its Subsidiaries on any date shall be determined from such Persons’ books maintained in accordance with GAAP, and means, without duplication, the cash, cash equivalents and Eligible Marketable Securities accrued by the Company and its wholly owned Subsidiaries on a consolidated basis on such date.

(q) “Change of Control” any Fundamental Transaction other than (i) any merger of the Company or any of its, direct or indirect, wholly-owned Subsidiaries with or into any of the foregoing Persons, (ii) any reorganization, recapitalization or reclassification of the shares of Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification, (iii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or (iv) a merger in connection with a bona fide acquisition by the Company of any Person in which (x) the gross consideration paid, directly or indirectly, by the Company in such acquisition is not equal to or greater than 20% of the Company’s market capitalization as calculated on the date of the announcement of such merger and the date of the consummation of such merger, (y) such merger does not contemplate a change to the identity of a majority of the board of directors of the Company and (z) holders of the Company’s voting power immediately prior to such merger and/or acquisition continue after such merger and/or acquisition to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such merger and/or acquisition. Notwithstanding anything herein to the contrary, any Going-Private Change of Control shall be deemed a Change of Control.

(r) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such

Workhorse Group	B-31	2024 Proxy Statement

dispute shall be resolved in accordance with the procedures in Section 25. All such determinations shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period.

(s) “Common Stock” means (i) the Company’s shares of common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(t) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(u) “Conversion Floor Price Condition” means that the relevant Alternate Conversion Price is being determined based on clause (x) of such definition.

(v) “Current Public Information Failure“ means either (x) the Company fails for any reason to satisfy the requirements of Rule 144(c)(1) of the 1933 Act, including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c) of the 1933 Act or (y) the Company has ever been an issuer described in Rule 144(i)(1)(i) of the 1933 Act or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) of the 1933 Act.

(w) “Current Subsidiary” means any Person in which the Company on the Subscription Date, directly or indirectly, (i) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “Current Subsidiaries”.

(x) “Default Rate” means eighteen percent (18%) per annum.

(y) “Eligible Marketable Securities” as of any date means marketable securities which would be reflected on a consolidated balance sheet of the Company and its Subsidiaries prepared as of such date in accordance with GAAP, and which are permitted under the Company’s investment policies as in effect on the Issuance Date or approved thereafter by the Company’s Board of Directors.

(z) “Eligible Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market.

(aa) “Equity Conditions” means, with respect to a given date of determination: (i) on each day during the period beginning thirty calendar days prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), the Common Stock (including all Underlying Securities (as defined in the Securities Purchase Agreement)) is listed or designated for quotation (as applicable) on an Eligible Market and (x) shall not have been suspended from trading on an Eligible Market (other than suspensions of not more than two (2) days and occurring prior to the applicable date of determination due to business announcements by the Company) nor (y) shall delisting or suspension by an Eligible Market have been threatened (with a reasonable prospect of delisting occurring after giving effect to all applicable notice, appeal, compliance and hearing periods (it being understood by the Company and the Holder that no reasonable prospect of delisting will occur prior to the earlier of (I) the Shareholder Meeting Date and (II) the Shareholder Meeting Deadline solely as a result from the existence of the notice received by the Company from the Principal Market on September 22, 2023 for failure to satisfy Nasdaq Listing Rule 5550(a)(2)) or any communications from the Principal Exchange related to such notice that do not actually effect the delisting or suspension of the Common Stock) or reasonably likely to occur or pending as evidenced by (A) a writing by such Eligible Market or (B) the Company falling below the minimum listing maintenance requirements of the Eligible Market on which the Common Stock is then listed or designated for quotation (as applicable); (ii) during the Equity Conditions Measuring Period, the Company shall have delivered all shares of Common Stock issuable upon conversion of this Note on a timely basis as set forth in Section 3 hereof and all other shares of capital stock required to be delivered by the Company on a timely basis as set forth in the other Transaction Documents; (iii) any shares of Common Stock to be issued in connection with the event requiring determination (or issuable upon conversion of the Conversion Amount being redeemed in the event requiring this determination) may be issued in full without violating Section 3(d) hereof; (iv) any shares of Common Stock to be issued in connection with the event requiring determination (or issuable upon conversion of the Conversion Amount being redeemed in the event requiring this determination (without regards to any limitations on

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conversion set forth herein)) may be issued in full without violating the rules or regulations of the Eligible Market on which the Common Stock is then listed or designated for quotation (as applicable); (v) on each day during the Equity Conditions Measuring Period, no public announcement of a pending, proposed or intended Fundamental Transaction shall have occurred which has not been abandoned, terminated or consummated; (vi) no Current Public Information Failure then exists or is continuing; (vii) the Holder shall not be in (and no other holder of Notes shall be in) possession of any material, non-public information provided to any of them by the Company, any of its Subsidiaries or any of their respective affiliates, employees, officers, representatives, agents or the like; (viii) on each day during the Equity Conditions Measuring Period, the Company otherwise shall have been in compliance with each, and shall not have breached any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) or any covenant or other term or condition of any Transaction Document, including, without limitation, the Company shall not have failed to timely make any payment pursuant to any Transaction Document; (ix) there shall not have occurred any Volume Failure or Price Failure as of such applicable date of determination; (x) on the applicable date of determination (A) no Authorized Share Failure shall exist or be continuing and all shares of Common Stock to be issued in connection with the event requiring this determination (or issuable upon conversion of the Conversion Amount being redeemed in the event requiring this determination at the Alternate Conversion Price then in effect (without regard to any limitations on conversion set forth herein)) (each, a “Required Minimum Securities Amount”) are available under the certificate of incorporation of the Company and reserved by the Company to be issued pursuant to the Notes and (B) all shares of Common Stock to be issued in connection with the event requiring this determination (or issuable upon conversion of the Conversion Amount being redeemed in the event requiring this determination (without regards to any limitations on conversion set forth herein)) may be issued in full without resulting in an Authorized Share Failure; (xi) on each day during the Equity Conditions Measuring Period, there shall not have occurred and there shall not exist an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default; (xii) no bone fide dispute shall exist, by and between any of holder of Notes or Warrants, the Company, the Principal Market (or such applicable Eligible Market in which the Common Stock of the Company is then principally trading) and/or FINRA with respect to any term or provision of any Note or any other Transaction Document and (xiii) the shares of Common Stock issuable pursuant the event requiring the satisfaction of the Equity Conditions are duly authorized and listed and eligible for trading without restriction on an Eligible Market and (xiv) the Company shall have obtained the Shareholder Approval (as defined in the Securities Purchase Agreement).

(bb) “Equity Conditions Failure” means on any date of determination, the Equity Conditions have not been satisfied (or waived in writing by the Holder).

(cc) “Event Market Price” means, with respect to any Stock Combination Event Date, the quotient determined by dividing (x) the sum of the VWAP of the Common Stock for each of the five (5) Trading Days with the lowest VWAP of the Common Stock during the fifteen (15) consecutive Trading Day period ending and including the Trading Day immediately preceding the sixteenth (16th) Trading Day after such Stock Combination Event Date, divided by (y) five (5).

(dd) “Excluded Securities” means (i) shares of Common Stock, including restricted stock awards, or Options, including restricted stock units and performance stock awards, to purchase Common Stock or equity-like grants including phantom stock, stock appreciation rights issued to directors, officers or employees of the Company for services rendered to the Company in their capacity as such pursuant to an Approved Stock Plan (as defined above), provided that (A) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such options) after the Subscription Date pursuant to this clause (i) do not, in the aggregate, exceed more than 5% of the Common Stock issued and outstanding immediately prior to the Subscription Date and (B) the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that materially and adversely affects any of the Buyers; (ii) shares of Common Stock issued upon the conversion or exercise of Convertible Securities or Options (other than Options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the Subscription Date, provided that the conversion price of any such Convertible Securities or Options (other than Options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered, none of such Convertible Securities or Options (other than Options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such

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Convertible Securities or Options (other than Options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially and adversely changed in any manner that adversely affects any of the Buyers; (iii) the shares of Common Stock issuable upon conversion of the Notes or otherwise pursuant to the terms of the Notes; provided, that the terms of the Notes are not amended, modified or changed on or after the Subscription Date (other than antidilution adjustments pursuant to the terms thereof in effect as of the Subscription Date), (iv) the shares of Common Stock issuable upon exercise of the Warrants; provided, that the terms of the Warrants are not amended, modified or changed on or after the Subscription Date (other than antidilution adjustments pursuant to the terms thereof in effect as of the Subscription Date) and (v) shares of Common Stock issued pursuant to a Permitted ATM at a price per share of Common Stock of at least $[             ]3 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events) (each, an “Excluded Permitted ATM Issuance”).

(ee) “Floor Price” means $[             ]4 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events) provided that if on the six month anniversary of the Issuance Date (the “Adjustment Date”), the Floor Price then in effect is higher than the Adjusted Floor Price with respect to the Adjustment Date, on the Adjustment Date the Floor Price shall be automatically lowered to such applicable Adjusted Floor Price.

(ff) “Fiscal Quarter” means each of the fiscal quarters adopted by the Company for financial reporting purposes that correspond to the Company’s fiscal year as of the date hereof that ends on December 31.

(gg) “Fiscal Year” means the fiscal year adopted by the Company for financial reporting purposes as of the date hereof that ends on December 31.

(hh) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner

____________

3       Insert 50% of the initial Conversion Price (as defined in the Initial Notes)

4       Insert 20% of the Nasdaq “Minimum Price” as of the Trading Day ended immediately prior to the applicable Closing Date (as defined in the Securities Purchase Agreement).

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whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Note calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other shareholders of the Company to surrender their shares of Common Stock without approval of the shareholders of the Company or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(ii) “GAAP” means United States generally accepted accounting principles, consistently applied.

(jj) “Going-Private Change of Control” means any transaction or series of transactions that, directly or indirectly, results in the Company and/or the Successor Entity not having Common Stock or common stock, as applicable, registered under the 1934 Act and listed on an Eligible Market.

(kk) “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

(ll) “Holder Pro Rata Amount” means a fraction (i) the numerator of which is the original Principal amount of this Note on the Initial Closing Date and (ii) the denominator of which is the aggregate original principal amount of all Notes issued to the initial purchasers pursuant to the Securities Purchase Agreement on the Initial Closing Date.

(mm) “Indebtedness” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(nn) “Indenture” means that certain Indenture for Debt Securities dated as of December 27, 2023, by and between the Company and the Trustee, as may be amended, modified or supplemented from time to time, including, without limitation, by any Supplemental Indenture (as defined below).

(oo) “Initial Closing Date” shall have the meaning set forth in the Securities Purchase Agreement, which date is the date the Company initially issued Notes pursuant to the terms of the Indenture, the initial Supplemental Indenture and the Securities Purchase Agreement.

(pp) “Interest Rate” means, as of any date of determination, nine percent (9%) per annum, subject to adjustment from time to time in accordance with Section 2.

(qq) “Investment” means any beneficial ownership (including stock, partnership or limited liability company interests) of or in any Person, or any loan, advance or capital contribution to any Person or the acquisition of all, or substantially all, of the assets of another Person or the purchase of any assets of another Person for greater than the fair market value of such assets.

(rr) “Maturity Date” shall mean [             ]5; provided, however, the Maturity Date may be extended at the option of the Holder (i) in the event that, and for so long as, an Event of Default shall have occurred and be continuing or any event shall have occurred and be continuing that with the passage of time and the failure to cure would result in an Event of Default or (ii) through the date that is twenty (20) Business Days after the consummation of a Fundamental Transaction in the event that a Fundamental Transaction is publicly announced or a Change of Control Notice is delivered prior to the Maturity Date, provided further that if a Holder elects to convert some or all of this Note pursuant to Section 3 hereof, and the Conversion Amount would be limited pursuant to Section 3(d) hereunder, the Maturity Date shall automatically be extended until such time as such provision shall not limit the conversion of this Note.

____________

5       Insert first anniversary of the Issuance Date.

Workhorse Group	B-35	2024 Proxy Statement

(ss) “New Subsidiary” means, as of any date of determination, any Person in which the Company after the Subscription Date, directly or indirectly, (i) owns or acquires any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “New Subsidiaries”.

(tt) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(uu) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(vv) “Permitted A/R Indebtedness” means Indebtedness, subject to an intercreditor agreement with the Collateral Agent (in form and substance satisfactory to the Collateral Agent), arising pursuant to an accounts receivable and/or inventory factoring facility, in an aggregate amount not to exceed $10 million.

(ww) “Permitted ATM” shall mean an “at-the-market” offering within the meaning of Rule 415(a)(4) of the Securities Act (an “ATM Program”) pursuant to an agreement approved in writing by the Required Holders pursuant to which the Company may issue and sell shares of Common Stock from time to time after the date hereof in an aggregate value not to exceed fifteen million dollars ($15,000,000).

(xx) “Permitted Indebtedness” means (i) Indebtedness evidenced by this Note and the Other Notes, (ii) Indebtedness set forth on Schedule 3(s) to the Securities Purchase Agreement, as in effect as of the Subscription Date, (iii) Indebtedness secured by Permitted Liens or unsecured but as described in clauses (iv) and (v) of the definition of Permitted Liens, (iv) Permitted A/R Indebtedness, (v) Permitted Subordinated Indebtedness and (vi) Permitted Sale/Leaseback Indebtedness.

(yy) “Permitted Investments” means (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the U.S. (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the U.S.), in each case maturing within one year from the date of acquisition thereof; (ii) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s; (iii) investments in certificates of deposit, bankers’ acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the U.S. or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; (iv) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above and entered into with a financial institution satisfying the criteria described in clause (iii) above; and (v) money market funds that (x) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (y) are rated AAA by S&P and Aaa by Moody’s and (z) have portfolio assets of at least $5,000,000,000.

(zz) “Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens (A) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, in either case, with respect to Indebtedness in an aggregate principal amount not to exceed $[TBD], (v) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clause (iv) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods, (vii) Liens arising from judgments, decrees or attachments

Workhorse Group	B-36	2024 Proxy Statement

in circumstances not constituting an Event of Default under Section 4(a)(ix), (viii) Liens on accounts receivable and inventory to secure the Permitted A/R Indebtedness to the extent permitted by the applicable intercreditor agreement and (ix) Liens incurred in connection with a Permitted Sale/Leaseback Transaction.

(aaa) “Permitted Sale/Leaseback Indebtedness” means any obligations of the Company arising under the lease to be entered into in connection with the Permitted Sale/Leaseback Transaction that constitute Indebtedness hereunder.

(bbb) “Permitted Sale/Leaseback Transaction” means a sale-leaseback of the Company’s Union City, Indiana facility at 794 S. State Road 32, Union City, IN 47930 and 940 S State Road 32, Union City, IN 47930 and certain related parcels in close proximity thereto.

(ccc) “Permitted Subordinated Indebtedness” shall mean unsecured subordinated Indebtedness of the Company in an aggregate principal amount not to exceed $25,000,000, subject to a payment subordination agreement with the Collateral Agent (in form and substance satisfactory to the Collateral Agent).

(ddd) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(eee) “Price Failure” means, with respect to a particular date of determination, the VWAP of the Common Stock on any Trading Day during the twenty (20) Trading Day period ending on the Trading Day immediately preceding such date of determination fails to exceed $[            ]6 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions occurring after the Subscription Date). All such determinations to be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during any such measuring period.

(fff) “Principal Market” means the Nasdaq Capital Market.

(ggg) “Redemption Conditions” means, with respect to a given date of determination: (i) on each day during the period beginning thirty calendar days prior to the applicable date of determination and ending on and including the applicable date of determination (the “Redemption Conditions Measuring Period”), the Common Stock (including all Underlying Securities (as defined in the Securities Purchase Agreement)) is listed or designated for quotation (as applicable) on an Eligible Market and (x) shall not have been suspended from trading on an Eligible Market (other than suspensions of not more than two (2) days and occurring prior to the applicable date of determination due to business announcements by the Company) nor (y) shall the Company received a notice of a delisting or suspension by an Eligible Market (which are not subject to stay in connection with any reasonably available appeal, compliance and hearing periods); (ii) during the Redemption Conditions Measuring Period, the Company shall have delivered all shares of Common Stock issuable upon conversion of this Note on a timely basis (other than on one (1) occasion that is cured prior to such date of determination) as set forth in Section 3 hereof and all other shares of capital stock required to be delivered by the Company on a timely basis as set forth in the other Transaction Documents; (iii) any shares of Common Stock to be issued in connection with the event requiring determination (or issuable upon conversion of the Conversion Amount being redeemed in the event requiring this determination) may be issued in full without violating Section 3(d)(ii) hereof; (iv) any shares of Common Stock to be issued in connection with the event requiring determination (or issuable upon conversion of the Conversion Amount being redeemed in the event requiring this determination (without regards to any limitations on conversion set forth herein)) may be issued in full without violating the rules or regulations of the Eligible Market on which the Common Stock is then listed or designated for quotation (as applicable); (v) on each day during the Redemption Conditions Measuring Period, no public announcement of a pending, proposed or intended Change of Control shall have occurred which has not been abandoned, terminated or consummated; (vi) no Current Public Information Failure then exists or is continuing; (vii) the Holder shall not be in (and no other holder of Notes shall be in) possession of any material, non-public information provided to any of them by the Company, any of its Subsidiaries or any of their respective affiliates, employees, officers, representatives, agents or the like (other than material non-pubic information that the Holder has consented to receive in connection with a Permitted Asset Sale at any time prior to the date mutually agreed upon by the Holder and the Company to cleanse the Holder of such material non-public information); (viii) on each day during the Redemption Conditions Measuring Period, the Company otherwise shall have been in

____________

6       Insert Floor Price as of the Initial Closing

Workhorse Group	B-37	2024 Proxy Statement

compliance with each, and shall not have breached any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) or any covenant or other term or condition of any Transaction Document, including, without limitation, the Company shall not have failed to timely make any payment pursuant to any Transaction Document; (ix) there shall not have occurred any Volume Failure or Price Failure as of such applicable date of determination; (x) on the applicable date of determination (A) no Authorized Share Failure shall exist or be continuing and all shares of Common Stock to be issued in connection with the event requiring this determination (or issuable upon conversion of the Conversion Amount being redeemed in the event requiring this determination at the Alternate Conversion Price then in effect (without regard to any limitations on conversion set forth herein)) (each, a “Required Minimum Securities Amount”) are available under the certificate of incorporation of the Company and reserved by the Company to be issued pursuant to the Notes and (B) all shares of Common Stock to be issued in connection with the event requiring this determination (or issuable upon conversion of the Conversion Amount being redeemed in the event requiring this determination (without regards to any limitations on conversion set forth herein)) may be issued in full without resulting in an Authorized Share Failure; (xi) on each day during the Redemption Conditions Measuring Period, there shall not have occurred and there shall not exist an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default; (xii) no bone fide material dispute shall exist, by and between any of holder of Notes or Warrants, the Company, the Principal Market (or such applicable Eligible Market in which the Common Stock of the Company is then principally trading) and/or FINRA with respect to any term or provision of any Note or any other Transaction Document and (xiii) the shares of Common Stock issuable pursuant the event requiring the satisfaction of the Redemption Conditions are duly authorized and listed and eligible for trading without restriction on an Eligible Market and (xiv) the Company shall have obtained the Shareholder Approval (as defined in the Securities Purchase Agreement).

(hhh) “Redemption Conditions Failure” means on any date of determination, the Redemption Conditions have not been satisfied (or waived in writing by the Holder).

(iii) “Redemption Date” means any Event of Default Redemption Date, Asset Sale Optional Redemption Date, Subsequent Placement Optional Redemption Date, Company Optional Redemption Date and/or Change of Control Redemption Date, as applicable.

(jjj) “Redemption Notices” means, collectively, the Event of Default Redemption Notices, the Asset Sale Optional Redemption Notices, the Subsequent Placement Optional Redemption Notices, the Company Optional Redemption Notices and the Change of Control Redemption Notices, and each of the foregoing, individually, a “Redemption Notice.”

(kkk) “Redemption Premium” means with respect to any required redemption of this Note, as applicable, (i) on any Event of Default Redemption Date, 175% or (ii) on any other applicable Redemption Date, (x) if no Redemption Conditions Failure exists as of the Trading Day ended immediately prior to such applicable Redemption Date, 125% or (y) otherwise, 175%.

(lll) “Redemption Prices” means, collectively, Event of Default Redemption Prices, the Change of Control Redemption Prices, the Asset Sale Optional Redemption Prices, the Subsequent Placement Optional Redemption Prices, and the Company Optional Redemption Prices, and each of the foregoing, individually, a “Redemption Price.”

(mmm) “SEC” means the United States Securities and Exchange Commission or the successor thereto.

(nnn) “Securities Purchase Agreement” means that certain securities purchase agreement, dated as of the Subscription Date, by and among the Company and the initial holders of the Notes pursuant to which the Company issued the Notes, as may be amended from time to time.

(ooo) “Security Agreement” shall have the meaning as set forth in the Securities Purchase Agreement.

(ppp) “Subscription Date” means _________ __, 2024.

(qqq) “Subsidiaries” means, as of any date of determination, collectively, all Current Subsidiaries and all New Subsidiaries, and each of the foregoing, individually, a “Subsidiary.”

Workhorse Group	B-38	2024 Proxy Statement

(rrr) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(sss) “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(ttt) “Supplemental Indenture” shall have the meaning ascribed to such term in the Securities Purchase Agreement, as each such supplemental indenture may be amended, modified or supplemented from time to time.

(uuu) “Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(vvv) “Trustee” means U.S. Bank Trust Company, National Association, in its capacity as trustee under the Indenture, or any successor or any additional trustee appointed with respect to the Notes pursuant to the Indenture.

(www) “Volume Failure” means, with respect to a particular date of determination, the aggregate daily dollar trading volume (as reported on Bloomberg) of the Common Stock on the Principal Market on any Trading Day during the twenty (20) Trading Day period ending on the Trading Day immediately preceding such date of determination, is less than $1,000,000.

(xxx) “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded), during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg through its “VAP” function (set to 09:30 start time and 16:00 end time) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 25. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

(yyy) “Warrants” has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all warrants issued in exchange therefor or replacement thereof.

34. DISCLOSURE. Upon delivery by the Company to the Holder (or receipt by the Company from the Holder) of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall on or prior to 9:00 am, New York city time on the Business Day immediately following such notice delivery date, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to the Holder explicitly

Workhorse Group	B-39	2024 Proxy Statement

in writing in such notice (or immediately upon receipt of notice from the Holder, as applicable), and in the absence of any such written indication in such notice (or notification from the Company immediately upon receipt of notice from the Holder), the Holder shall be entitled to presume that information contained in the notice does not constitute material, non-public information relating to the Company or any of its Subsidiaries. Nothing contained in this Section 34 shall limit any obligations of the Company, or any rights of the Holder, under Section 4(i) of the Securities Purchase Agreement.

35. ABSENCE OF TRADING AND DISCLOSURE RESTRICTIONS. The Company acknowledges and agrees that the Holder is not a fiduciary or agent of the Company and that the Holder shall have no obligation to (a) maintain the confidentiality of any information provided by the Company or (b) refrain from trading any securities while in possession of such information in the absence of a written non-disclosure agreement signed by an officer of the Holder that explicitly provides for such confidentiality and trading restrictions. In the absence of such an executed, written non-disclosure agreement, the Company acknowledges that the Holder may freely trade in any securities issued by the Company, may possess and use any information provided by the Company in connection with such trading activity, and may disclose any such information to any third party.

[signature page follows]

Workhorse Group	B-40	2024 Proxy Statement

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

WORKHORSE GROUP INC.
By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture and the applicable Supplemental Indenture.

Dated: ________________, 20__

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
By:
Name:
Title:
Workhorse Group	B-41	2024 Proxy Statement

Appendix C

[FORM OF WARRANT]

THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 1(a) OF THIS WARRANT.

Workhorse Group Inc.

Warrant To Purchase Common Stock

Warrant No.:

Date of Issuance: [            ], 20__ (“Issuance Date”)

Workhorse Group Inc., a Nevada corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [BUYER], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon exercise of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the Issuance Date, but not after 11:59 p.m., New York time, on the Expiration Date (as defined below), _________________ (subject to adjustment as provided herein) fully paid and non-assessable shares of Common Stock (as defined below) (the “Warrant Shares”, and such number of Warrant Shares, the “Warrant Number”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 19. This Warrant is one of the Warrants to Purchase Common Stock (the “Registered Warrants”) issued pursuant to (i) Section 1 of that certain Securities Purchase Agreement, dated as of March 15, 2024 (the “Subscription Date”), by and among the Company and the investors (the “Buyers”) referred to therein, as amended from time to time (the “Securities Purchase Agreement”) and (ii) the Company’s Registration Statement on Form S-3 (File number 333-273357) (the “Registration Statement”).

1. EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder on any day on or after the Issuance Date (an “Exercise Date”), in whole or in part, by delivery (whether via facsimile or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. Within one (1) Trading Day following an exercise of this Warrant as aforesaid, the Holder shall deliver payment to the Company of an amount equal to the Exercise Price in effect on the date of such exercise multiplied by the number of Warrant Shares as to which this Warrant was so exercised (the “Aggregate Exercise Price”) in cash or via wire transfer of immediately available funds if the Holder did not notify the Company in such Exercise Notice that such exercise was made pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder. Execution and delivery of an Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original of this Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. Execution and delivery of an Exercise Notice for all of the then-remaining Warrant Shares shall have the same effect as cancellation of the original of this Warrant after delivery of the Warrant Shares in accordance with the terms hereof. On or before the first (1st) Trading Day following the date on which the Company has received an Exercise Notice, the Company shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of such Exercise Notice, in the form attached hereto as Exhibit B, to the Holder and the Company’s transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Exercise Notice in accordance with the terms herein. On or before the second (2nd) Trading Day following the date on which the Company has received such Exercise Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade of such Warrant Shares initiated on the applicable Exercise Date), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (Y) if

Workhorse Group	C-1	2024 Proxy Statement

the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program (“FAST”), upon the request of the Holder, issue and deliver (via reputable overnight courier) to the address as specified in the Exercise Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled pursuant to such exercise. Upon delivery of an Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares (as the case may be). If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise and upon surrender of this Warrant to the Company by the Holder, then, at the request of the Holder, the Company shall as soon as practicable and in no event later than two (2) Business Days after any exercise and at its own expense, issue and deliver to the Holder (or its designee) a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent) that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant. Notwithstanding the foregoing, except in the case where an exercise of this Warrant is validly made pursuant to a Cashless Exercise, the Company’s failure to deliver Warrant Shares to the Holder on or prior to the later of (i) two (2) Trading Days after receipt of the applicable Exercise Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade of such Warrant Shares initiated on the applicable Exercise Date) and (ii) one (1) Trading Day after the Company’s receipt of the Aggregate Exercise Price (or valid notice of a Cashless Exercise) (such later date, the “Share Delivery Date”) shall not be deemed to be a breach of this Warrant. From the Issuance Date through and including the Expiration Date, the Company shall maintain a transfer agent that participates in FAST.

(b) Exercise Price. For purposes of this Warrant, “Exercise Price” means $[        ]1, subject to adjustment as provided herein.

(c) Company’s Failure to Timely Deliver Securities. If the Company shall fail, for any reason or for no reason, on or prior to the applicable Share Delivery Date, either (I) if the Transfer Agent is not participating in FAST, to issue and deliver to the Holder (or its designee) a certificate for the number of Warrant Shares to which the Holder is entitled and register such Warrant Shares on the Company’s share register or, if the Transfer Agent is participating in FAST, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise of this Warrant (as the case may be) or (II) if the Registration Statement (or prospectus contained therein) covering the issuance of the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the issuance of such Unavailable Warrant Shares and the Company fails to promptly (x) so notify the Holder and (y) deliver the Warrant Shares electronically without any restrictive legend by crediting such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal At Custodian system (the event described in the immediately foregoing clause (II) is hereinafter referred to as a “Notice Failure” and together with the event described in clause (I) above, a “Delivery Failure”), then, in addition to all other remedies available to the Holder, (X) the Company shall pay in cash to the Holder on each day after the Share Delivery Date and during such Delivery Failure an amount equal to 1.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date and to which the Holder is entitled, multiplied by (B) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the applicable Exercise Date and ending on the applicable Share Delivery Date, and (Y) the Holder, upon written notice to the Company, may void its Exercise Notice with respect to, and retain or have returned, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Exercise Notice; provided that the voiding of an Exercise Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise. In addition to the foregoing, if on or prior to the Share Delivery Date either (I) the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, the Company shall fail to issue and deliver to the Holder (or its designee) a certificate and register

____________

1       Insert for Initial Closing: the lower of (i) $0.50 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events) and (ii) 140% of the Closing Bid Price as of the Trading Day ended immediately prior to the time of execution of the Securities Purchase Agreement.

Workhorse Group	C-2	2024 Proxy Statement

such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, the Transfer Agent shall fail to credit the balance account of the Holder or the Holder’s designee with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise hereunder or pursuant to the Company’s obligation pursuant to clause (ii) below or (II) a Notice Failure occurs, and if on or after such Share Delivery Date the Holder acquires (in an open market transaction, stock loan or otherwise) shares of Common Stock corresponding to all or any portion of the number of shares of Common Stock issuable upon such exercise that the Holder is entitled to receive from the Company and has not received from the Company in connection with such Delivery Failure or Notice Failure, as applicable (a “Buy-In”), then, in addition to all other remedies available to the Holder, the Company shall, within two (2) Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, stock loan costs and other out-of-pocket expenses, if any) for the shares of Common Stock so acquired (including, without limitation, by any other Person in respect, or on behalf, of the Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate (and to issue such shares of Common Stock) or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) (and to issue such Warrant Shares) shall terminate, or (ii) promptly honor its obligation to so issue and deliver to the Holder a certificate or certificates representing such Warrant Shares or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Warrant Shares multiplied by (B) the lowest VWAP of the Common Stock on any Trading Day during the period commencing on the date of the applicable Exercise Notice and ending on the date of such issuance and payment under this clause (ii) (the “Buy-In Payment Amount”). Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon the exercise of this Warrant as required pursuant to the terms hereof. While this Warrant is outstanding, the Company shall cause its transfer agent to participate in FAST. In addition to the foregoing rights, (i) if the Company fails to deliver the applicable number of Warrant Shares upon an exercise pursuant to Section 1 by the applicable Share Delivery Date, then the Holder shall have the right to rescind such exercise in whole or in part and retain and/or have the Company return, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Exercise Notice; provided that the rescission of an exercise shall not affect the Company’s obligation to make any payments that have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise, and (ii) if a registration statement (which may be the Registration Statement) covering the issuance of the Warrant Shares that are subject to an Exercise Notice is not available for the issuance of such Warrant Shares and the Holder has submitted an Exercise Notice prior to receiving notice of the non-availability of such registration statement and the Company has not already delivered the Warrant Shares underlying such Exercise Notice electronically without any restrictive legend by crediting such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit / Withdrawal At Custodian system, the Holder shall have the option, by delivery of notice to the Company, to (x) rescind such Exercise Notice in whole or in part and retain or have returned, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Exercise Notice; provided that the rescission of an Exercise Notice shall not affect the Company’s obligation to make any payments that have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise, and/or (y) switch some or all of such Exercise Notice from a cash exercise to a Cashless Exercise.

Insert for Mutual Closing and Additional Sole Buyer Closing: the lower of (i) $0.50 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events) and (ii) 140% of the Closing Bid Price as of the Trading Day ended immediately prior to the applicable Additional Closing Date.

Insert for each Additional Mandatory Closing (or any Additional Optional Closing (other than an Additional Sole Buyer Closing)): the lower of (i) $0.50 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events), (ii) 140% of the Closing Bid Price as of the Trading Day ended immediately prior to the applicable Additional Closing Date and (iii) the Exercise Price of the Initial Warrants (as defined in the Securities Purchase Agreement) then in effect.

(d) Cashless Exercise. Notwithstanding anything contained herein to the contrary (other than Section 1(f) below), if at the time of exercise hereof no registration statement is effective (or the prospectus contained in such applicable effective registration statement is not available for use) for the issuance of all of the Warrant Shares subject to such Exercise Notice, then the Holder may, in its sole discretion, exercise this Warrant in whole or in part

Workhorse Group	C-3	2024 Proxy Statement

and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of Warrant Shares determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) – (A x C)

B

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B = as elected by the Holder: (i) the VWAP of the shares of Common Stock on the Trading Day immediately preceding the date of the applicable Exercise Notice if such Exercise Notice is (1) both executed and delivered pursuant to Section 1(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 1(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Exercise Notice or (z) the Bid Price of the shares of Common Stock as of the time of the Holder’s execution of the applicable Exercise Notice if such Exercise Notice is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter pursuant to Section 1(a) hereof, or (iii) the Closing Sale Price of the Common Stock on the date of the applicable Exercise Notice if the date of such Exercise Notice is a Trading Day and such Exercise Notice is both executed and delivered pursuant to Section 1(a) hereof after the close of “regular trading hours” on such Trading Day.

C = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

If the Warrant Shares are issued in a Cashless Exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the 1933 Act, the Warrant Shares take on the registered characteristics of the Warrants being exercised. For purposes of Rule 144(d) promulgated under the 1933 Act, as in effect on the Subscription Date, it is intended that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Securities Purchase Agreement.

(e) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares to be issued pursuant to the terms hereof, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 15.

(f) Limitations on Exercises.

(i) Beneficial Ownership. The Company shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to the terms and conditions of this Warrant and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including other Registered Warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(f)(i). For purposes of this Section 1(f)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act. For purposes of determining the number of outstanding shares of Common Stock the Holder may acquire upon the exercise of this Warrant without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on

Workhorse Group	C-4	2024 Proxy Statement

Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives an Exercise Notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall (i) notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 1(f)(i), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of Warrant Shares to be acquired pursuant to such Exercise Notice (the number of shares by which such purchase is reduced, the “Reduction Shares”) and (ii) as soon as reasonably practicable, the Company shall return to the Holder any exercise price paid by the Holder for the Reduction Shares. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon exercise of this Warrant results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Company shall return to the Holder the exercise price paid by the Holder for the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of Registered Warrants that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f)(i) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(f)(i) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant.

(ii) Principal Market Regulation. The Company shall not issue any shares of Common Stock upon the exercise of this Warrant if the issuance of such shares of Common Stock (taken together with the issuance of such shares upon the exercise of the Registered Warrants and the conversion of the Notes or otherwise pursuant to the terms of the Notes or the Registered Warrants) would exceed the aggregate number of shares of Common Stock which the Company may issue upon exercise or conversion or otherwise pursuant to the terms of the Notes or the Registered Warrants (as the case may be) of the Warrants and the Notes without breaching the Company’s obligations under the rules or regulations of the Principal Market (the number of shares which may be issued without violating such rules and regulations, the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Holder. Until such approval or such written opinion is obtained, no Buyer shall be issued in the aggregate, upon conversion or exercise (as the case may be) of any Notes or any of the Registered Warrants or otherwise pursuant to the terms of the Notes or the Registered Warrants, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap as of the Issuance Date multiplied by (ii) the quotient

Workhorse Group	C-5	2024 Proxy Statement

of (1) the original principal amount of Notes issued to such Buyer pursuant to the Securities Purchase Agreement on the Closing Date (as defined in the Securities Purchase Agreement) divided by (2) the aggregate original principal amount of all Notes issued to the Buyers pursuant to the Securities Purchase Agreement on the Closing Date (with respect to each Buyer, the “Exchange Cap Allocation”). In the event that any Buyer shall sell or otherwise transfer any of such Buyer’s Registered Warrants, the transferee shall be allocated a pro rata portion of such Buyer’s Exchange Cap Allocation with respect to such portion of such Registered Warrants so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation so allocated to such transferee. Upon conversion and exercise in full of a holder’s Notes and Registered Warrants, the difference (if any) between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder upon such holder’s conversion in full of such Notes and such holder’s exercise in full of such Registered Warrants shall be allocated, to the respective Exchange Cap Allocations of the remaining holders of Notes and related Registered Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the Notes and related Registered Warrants then held by each such holder of Notes and related Registered Warrants. In the event that, at any time after June 19, 2024, the Company is then prohibited from issuing any shares of Common Stock pursuant to this Section 1(f)(ii) (the “Exchange Cap Shares”), in lieu of issuing and delivering such Exchange Cap Shares to the Holder, the Company shall pay cash to the Holder in exchange for the cancellation of such portion of this Warrant exercisable into such Exchange Cap Shares (the “Exchange Cap Payment Amount”) at a price equal to the sum of (x) the product of (A) such number of Exchange Cap Shares and (B) the greatest VWAP of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Exercise Notice with respect to such Exchange Cap Shares to the Company and ending on the date of such payment under this Section and (y) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Exchange Cap Shares, any brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith.

(g) Reservation of Shares.

(i) Required Reserve Amount. So long as this Warrant remains outstanding, the Company shall at all times keep reserved for issuance under this Warrant a number of shares of Common Stock at least equal to 100% of the maximum number of shares of Common Stock as shall be necessary to satisfy the Company’s obligation to issue shares of Common Stock under the Registered Warrants then outstanding (without regard to any limitations on exercise) (the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 1(g)(i) be reduced other than proportionally in connection with any exercise or redemption of Registered Warrants or such other event covered by Section 2(a) below. The Required Reserve Amount (including, without limitation, each increase in the number of shares so reserved) shall be allocated pro rata among the holders of the Registered Warrants based on the number of shares of Common Stock issuable upon exercise of Registered Warrants held by each holder on the Closing Date (without regard to any limitations on exercise) or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s Registered Warrants, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Registered Warrants shall be allocated to the remaining holders of Registered Warrants, pro rata based on the number of shares of Common Stock issuable upon exercise of the Registered Warrants then held by such holders (without regard to any limitations on exercise).

(ii) Insufficient Authorized Shares. If, notwithstanding Section 1(g)(i) above, and not in limitation thereof, at any time while any of the Registered Warrants remain outstanding, the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall promptly take all action reasonably necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for all the Registered Warrants then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than thirty (30) days after the occurrence of such Authorized Share Failure, the Company shall file a preliminary proxy statement on Schedule 14A noticing a meeting of its stockholders to be held no later than the sixtieth (60th) calendar day after the filing date of such proxy statement for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder

Workhorse Group	C-6	2024 Proxy Statement

with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if at any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding shares of Common Stock to approve the increase in the number of authorized shares of Common Stock, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C. In the event that the Company is prohibited from issuing shares of Common Stock upon an exercise of this Warrant due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorization Failure Shares”), in lieu of delivering such Authorization Failure Shares to the Holder, the Company shall pay cash in exchange for the cancellation of such portion of this Warrant exercisable into such Authorization Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorization Failure Shares and (y) the greatest VWAP of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Exercise Notice with respect to such Authorization Failure Shares to the Company and ending on the date of such issuance and payment under this Section 1(g); and (ii) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Authorization Failure Shares, any Buy-In Payment Amount, brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith. Nothing contained in this Section 1(g) shall limit any obligations of the Company under any provision of the Securities Purchase Agreement.

2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 2.

(a) Stock Dividends and Splits. Without limiting any provision of Section 2(b), Section 3 or Section 4, if the Company, at any time on or after the Subscription Date, (i) pays a stock dividend on one or more classes of its then outstanding shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its then outstanding shares of Common Stock into a larger number of shares or (iii) combines (by combination, reverse stock split or otherwise) one or more classes of its then outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

(b) Adjustment Upon Issuance of Shares of Common Stock. If and whenever on or after the Subscription Date, the Company grants, issues or sells (or enters into any agreement to grant, issue or sell), or in accordance with this Section 2 is deemed to have granted, issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities granted issued or sold or deemed to have been granted issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such granting, issuance or sale or deemed granting, issuance or sale (such Exercise Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price. For all purposes of the foregoing (including, without limitation, determining the adjusted Exercise Price and the New Issuance Price under this Section 2(b)), the following shall be applicable:

(i) Issuance of Options. If the Company in any manner grants, issues or sells (or enters into any agreement to grant, issue or sell) any Options and the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting, issuance

Workhorse Group	C-7	2024 Proxy Statement

or sale (or the time of execution of such agreement to grant, issue or sell, as applicable) of such Option for such price per share. For purposes of this Section 2(b)(i), the “lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting, issuance or sale (or pursuant to the agreement to grant, issue or sell, as applicable) of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable (or may become issuable assuming all possible market conditions) upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person), if any, upon the granting, issuance or sale (or the agreement to grant, issue or sell, as applicable) of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or otherwise pursuant to the terms of or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii) Issuance of Convertible Securities. If the Company in any manner issues or sells (or enters into any agreement to issue or sell) any Convertible Securities and the lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale (or the time of execution of such agreement to issue or sell, as applicable) of such Convertible Securities for such price per share. For the purposes of this Section 2(b)(ii), the “lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale (or pursuant to the agreement to issue or sell, as applicable) of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security or otherwise pursuant to the terms thereof and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable (or may become issuable assuming all possible market conditions) upon conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person), if any, upon the issuance or sale (or the agreement to issue or sell, as applicable) of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities or otherwise pursuant to the terms thereof, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 2(b), except as contemplated below, no further adjustment of the Exercise Price shall be made by reason of such issuance or sale.

(iii) Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with an event referred to in Section 2(a)), the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased

Workhorse Group	C-8	2024 Proxy Statement

or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(b)(iii), if the terms of any Option or Convertible Security (including, without limitation, any Option or Convertible Security that was outstanding as of the Subscription Date) are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 2(b) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

(iv) Calculation of Consideration Received. If any Option and/or Convertible Security and/or Adjustment Right is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (as determined by the Holder, the “Primary Security”, and such Option and/or Convertible Security and/or Adjustment Right, the “Secondary Securities”), together comprising one integrated transaction, (or one or more transactions if such issuances or sales or deemed issuances or sales of securities of the Company either (A) have at least one investor or purchaser in common, (B) are consummated in reasonable proximity to each other and/or (C) are consummated under the same plan of financing) the aggregate consideration per share of Common Stock with respect to such Primary Security shall be deemed to be equal to the difference of (x) the lowest price per share for which one share of Common Stock was issued (or was deemed to be issued pursuant to Section 2(b)(i) or 2(b)(ii) above, as applicable) in such integrated transaction solely with respect to such Primary Security, minus (y) with respect to such Secondary Securities, the sum of (I) the Black Scholes Consideration Value of each such Option, if any, (II) the fair market value (as determined by the Holder in good faith) or the Black Scholes Consideration Value, as applicable, of such Adjustment Right, if any, and (III) the fair market value (as determined by the Holder) of such Convertible Security, if any, in each case, as determined on a per share basis in accordance with this Section 2(b)(iv). If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be deemed to be the net amount of consideration received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(v) Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

Workhorse Group	C-9	2024 Proxy Statement

(c) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to Section 2(a) above, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment (without regard to any limitations on exercise contained herein).

(d) Holder’s Right of Alternative Exercise Price Following Issuance of Certain Options or Convertible Securities. In addition to and not in limitation of the other provisions of this Section 2, if the Company in any manner issues or sells or enters into any agreement to issue or sell, any Common Stock, Options or Convertible Securities (any such securities, “Variable Price Securities”) after the Subscription Date that are issuable pursuant to such agreement or convertible into or exchangeable or exercisable for shares of Common Stock at a price which varies or may vary with the market price of the shares of Common Stock, including by way of one or more reset(s) to a fixed price, but exclusive of such formulations reflecting customary anti-dilution provisions (such as share splits, share combinations, share dividends and similar transactions) (each of the formulations for such variable price being herein referred to as, the “Variable Price”), the Company shall provide written notice thereof via facsimile and overnight courier to the Holder on the date of such agreement and the issuance of such Common Stock, Convertible Securities or Options. From and after the date the Company enters into such agreement or issues any such Variable Price Securities, the Holder shall have the right, but not the obligation, in its sole discretion to substitute the Variable Price for the Exercise Price upon exercise of this Warrant by designating in the Exercise Notice delivered upon any exercise of this Warrant that solely for purposes of such exercise the Holder is relying on the Variable Price rather than the Exercise Price then in effect. The Holder’s election to rely on a Variable Price for a particular exercise of this Warrant shall not obligate the Holder to rely on a Variable Price for any future exercises of this Warrant.

(e) Stock Combination Event Adjustment. If at any time and from time to time on or after the Issuance Date (but excluding the initial Stock Combination Event (as defined below) occurring after the Issuance Date) there occurs any stock split, stock dividend, stock combination recapitalization or other similar transaction involving the Common Stock (each, a “Stock Combination Event”, and such date thereof, the “Stock Combination Event Date”) and the Event Market Price is less than the Exercise Price then in effect (after giving effect to the adjustment in clause 2(a) above), then on the sixteenth (16th) Trading Day immediately following such Stock Combination Event, the Exercise Price then in effect on such sixteenth (16th) Trading Day (after giving effect to the adjustment in clause 2(a) above) shall be reduced (but in no event increased) to the Event Market Price. For the avoidance of doubt, if the adjustment in the immediately preceding sentence would otherwise result in an increase in the Exercise Price hereunder, no adjustment shall be made.

(f) Other Events. In the event that the Company (or any Subsidiary (as defined in the Securities Purchase Agreement)) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s board of directors shall in good faith determine and implement an appropriate adjustment in the Exercise Price and the number of Warrant Shares (if applicable) so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 2(f) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2, provided further that if the Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company’s board of directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding absent manifest error and whose fees and expenses shall be borne by the Company.

(g) Calculations. All calculations under this Section 2 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issuance or sale of Common Stock.

(h) Voluntary Adjustment By Company. Subject to the rules and regulations of the Principal Market, the Company may at any time during the term of this Warrant, with the prior written consent of the Required Holders (as defined in the Securities Purchase Agreement), reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

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3. RIGHTS UPON DISTRIBUTION OF ASSETS. In addition to, but not in duplication of, any adjustments pursuant to Section 2 above or Section 4(a) below, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to the extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to the extent of any such excess) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

4. PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a) Purchase Rights. In addition to, but not in duplication of, any adjustments pursuant to Sections 2 or 3 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issuance or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to the extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to the extent of any such excess) and such Purchase Right to such extent shall be held in abeyance for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right held similarly in abeyance) to the same extent as if there had been no such limitation).

(b) Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction (other than a Going-Private Change of Control) unless the Successor Entity assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents (as defined in the Securities Purchase Agreement) in accordance with the provisions of this Section 4(b) pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder prior to such Fundamental Transaction, including agreements to deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, which is exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction). Upon the consummation of each such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for the Company (so

Workhorse Group	C-11	2024 Proxy Statement

that from and after the date of the applicable Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of each such Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of this Warrant prior to the applicable Fundamental Transaction, such shares of publicly traded common stock (or its equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant), as adjusted in accordance with the provisions of this Warrant. Notwithstanding the foregoing, and without limiting Section 1(f) hereof, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 4(b) to permit such Fundamental Transaction without the assumption of this Warrant.

(c) Corporate Event; Change of Control. In addition to, but not in duplication of any other rights hereunder, prior to the consummation of each Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of the Warrant prior to such Corporate Event, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder. No later than the fifth (5th) Business Day before the occurrence of any Corporate Event or Change of Control, the Company will send to the Holder a written notice (the “Corporate Event/Change of Control Notice”) thereof (provided, however, in no event shall such notice be required prior to the actual public announcement of such Corporate Event or Change of Control), stating the expected date such Corporate Event or Change of Control will occur. The Holder shall have until the fifth (5th) Trading Day after the later of (x) the date the Company delivers to the Holder the related Corporate Event / Change of Control Notice; (y) the effective date of such Corporate Event and/or Change of Control to deliver a written notice to the Company (or the Successor Entity) and (z) the date the Company has publicly discloses the occurrence of the consummation of such Corporate Event and/or Change of Control, as applicable (a “Repurchase Notice”) regarding whether, in lieu of this Warrant becoming exercisable into the right to receive such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) to be issued or distributed in connection with such Corporate Event or Change of Control, it will instead require the Company (or the Successor Entity) to repurchase this Warrant. If the Holder delivers a Repurchase Notice to the Company (or the Successor Entity), the Company (or the Successor Entity) shall purchase this Warrant from the Holder promptly and in no case later than the third (3rd) Business Day immediately following delivery of such Repurchase Notice by paying to the Holder, in cash, an amount equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the effective date of such Change of Control and/or Corporate Event, as the case may be.

(d) Application. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied as if this Warrant (and any such subsequent warrants) were fully exercisable and without regard to any limitations on the exercise of this Warrant (provided that the Holder shall continue to be entitled to the benefit of the Maximum Percentage, applied however with respect to shares of capital stock registered under the 1934 Act and thereafter receivable upon exercise of this Warrant (or any such other warrant)).

5. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation (as defined in the Securities Purchase Agreement), Bylaws (as defined in the Securities Purchase Agreement) or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the

Workhorse Group	C-12	2024 Proxy Statement

provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (a) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (b) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant.

6. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in its capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which it is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

7. REISSUANCE OF WARRANTS.

(a) Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred. The Company shall not be obligated to pay any income tax of the Holder which may be payable with respect to any transfer (or deemed transfer) arising in connection with the registration of any certificates for Warrant Shares or Warrants in the name of any Person other than the Holder.

(b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, no warrants for fractional shares of Common Stock shall be given.

(d) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant (other than the issuance of shares of Common Stock upon exercise in accordance with the terms hereof), including in reasonable detail a

Workhorse Group	C-13	2024 Proxy Statement

description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon each adjustment of the Exercise Price and the number of Warrant Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s), (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder and (iii) at least ten (10) Trading Days (or such shorter period as is reasonably practicable under the circumstances if the Company does not have 10 Trading Days’ prior notice) prior to the consummation of any Fundamental Transaction. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its Subsidiaries, the Company shall simultaneously file such notice with the SEC (as defined in the Securities Purchase Agreement) pursuant to a Current Report on Form 8-K. If the Company or any of its Subsidiaries provides material non-public information to the Holder that is not simultaneously filed in a Current Report on Form 8-K and the Holder has not agreed to receive such material non-public information, the Company hereby covenants and agrees that the Holder shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to any of the foregoing not to trade on the basis of, such material non-public information. It is expressly understood and agreed that the time of execution specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

9. DISCLOSURE. Upon delivery by the Company to the Holder (or receipt by the Company from the Holder) of any notice in accordance with the terms of this Warrant, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall on or prior to 9:00 am, New York city time on the Business Day immediately following such notice delivery date, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to the Holder explicitly in writing in such notice (or immediately upon receipt of notice from the Holder, as applicable), and in the absence of any such written indication in such notice (or notification from the Company immediately upon receipt of notice from the Holder), the Holder shall be entitled to presume that information contained in the notice does not constitute material, non-public information relating to the Company or any of its Subsidiaries. Nothing contained in this Section 9 shall limit any obligations of the Company, or any rights of the Holder, under Section 4(l) of the Securities Purchase Agreement.

10. ABSENCE OF TRADING AND DISCLOSURE RESTRICTIONS. The Company acknowledges and agrees that the Holder is not a fiduciary or agent of the Company and that the Holder shall have no obligation to (a) maintain the confidentiality of any information provided by the Company or (b) refrain from trading any securities while in possession of such information in the absence of a written non-disclosure agreement signed by an officer of the Holder that explicitly provides for such confidentiality and trading restrictions. In the absence of such an executed, written non-disclosure agreement, the Company acknowledges that the Holder may freely trade in any securities issued by the Company, may possess and use any information provided by the Company in connection with such trading activity, and may disclose any such information to any third party.

11. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant (other than Section 1(f)) may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

12. SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

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13. GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company at the address set forth in Section 9(f) of the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

14. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant. Terms used in this Warrant but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Initial Closing Date (as defined in the Securities Purchase Agreement) in such other Transaction Documents unless otherwise consented to in writing by the Holder.

15. DISPUTE RESOLUTION.

(a) Submission to Dispute Resolution.

(i) In the case of a dispute relating to the Exercise Price, the Closing Sale Price, the Bid Price, Black Scholes Consideration Value, Black Scholes Value or fair market value or the arithmetic calculation of the number of Warrant Shares (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the Holder (as the case may be) shall submit the dispute to the other party in a writing (email to be sufficient) (A) if by the Company, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by the Holder, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to promptly resolve such dispute relating to such Exercise Price, such Closing Sale Price, such Bid Price, such Black Scholes Consideration Value, Black Scholes Value or such fair market value or such arithmetic calculation of the number of Warrant Shares (as the case may be), at any time after the second (2nd) Business Day following such initial notice by the Company or the Holder (as the case may be) of such dispute to the Company or the Holder (as the case may be), then the Holder may, at its option, subject to consent of the Company not to be unreasonably or untimely withheld, select an independent, reputable investment bank to resolve such dispute.

(ii) The Holder and the Company shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 15 and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which the Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and the Holder or otherwise requested by such

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investment bank, neither the Company nor the Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

(iii) The Company and the Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and the Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Company, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b) Miscellaneous. The Company expressly acknowledges and agrees that (i) this Section 15 constitutes an agreement to arbitrate between the Company and the Holder (and constitutes an arbitration agreement) under the rules then in effect under § 7501, et seq. of the New York Civil Practice Law and Rules (“CPLR”) and that the Holder is authorized to apply for an order to compel arbitration pursuant to CPLR § 7503(a) in order to compel compliance with this Section 15, (ii) a dispute relating to the Exercise Price includes, without limitation, disputes as to (A) whether an issuance or sale or deemed issuance or sale of Common Stock occurred under Section 2(b), (B) the consideration per share at which an issuance or deemed issuance of Common Stock occurred, (C) whether any issuance or sale or deemed issuance or sale of Common Stock was an issuance or sale or deemed issuance or sale of Excluded Securities, (D) whether an agreement, instrument, security or the like constitutes and Option or Convertible Security and (E) whether a Dilutive Issuance occurred, (iii) the terms of this Warrant and each other applicable Transaction Document shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute (including, without limitation, determining (A) whether an issuance or sale or deemed issuance or sale of Common Stock occurred under Section 2(b), (B) the consideration per share at which an issuance or deemed issuance of Common Stock occurred, (C) whether any issuance or sale or deemed issuance or sale of Common Stock was an issuance or sale or deemed issuance or sale of Excluded Securities, (D) whether an agreement, instrument, security or the like constitutes and Option or Convertible Security and (E) whether a Dilutive Issuance occurred) and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Warrant and any other applicable Transaction Documents, (iv) the Holder (and only the Holder), in its sole discretion, shall have the right to submit any dispute described in this Section 15 to any state or federal court sitting in The City of New York, Borough of Manhattan in lieu of utilizing the procedures set forth in this Section 15 and (v) nothing in this Section 15 shall limit the Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 15).

16. REMEDIES, CHARACTERIZATION, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Warrant. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant (including, without limitation, compliance with Section 2 hereof). The issuance of shares and certificates for shares as contemplated hereby upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf.

17. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Warrant is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the holder otherwise takes action to collect amounts due under this Warrant or to enforce the provisions of this Warrant

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or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Warrant, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

18. TRANSFER. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company.

19. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(b) “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(c) “Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with Section 2) of shares of Common Stock (other than rights of the type described in Section 3 and 4 hereof) that could result in a decrease in the net consideration received by the Company in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).

(d) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(e) “Approved Stock Plan” means any employee benefit plan which has been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer or director for services provided to the Company in their capacity as such.

(f) “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company’s Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

(g) “Bid Price” means, for any security as of the particular time of determination, the bid price for such security on the Principal Market as reported by Bloomberg as of such time of determination, or, if the Principal Market is not the principal securities exchange or trading market for such security, the bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg as of such time of determination, or if the foregoing does not apply, the bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg as of such time of determination, or, if no bid price is reported for such security by Bloomberg as of such time of determination, the average of the bid prices of any market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices) as of such time of determination. If the Bid Price cannot be calculated for a security as of the particular time of determination on any of the foregoing bases, the Bid Price of such security as of such time of determination shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(h) “Black Scholes Consideration Value” means the value of the applicable Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance thereof calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the public announcement of the

Workhorse Group	C-17	2024 Proxy Statement

execution of definitive documents with respect to the issuance of such Option or Convertible Security (as the case may be), (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be), (iii) a zero cost of borrow and (iv) an expected volatility equal to the greater of 100% and the 30 day volatility obtained from the “HVT” function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be).

(i) “Black Scholes Value” means the value of the unexercised portion of this Warrant remaining on the date of the Holder’s request pursuant to Section 4(c), which value is calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the greater of (1) the highest Closing Sale Price of the Common Stock during the period beginning on the Trading Day immediately preceding the announcement of the applicable Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder’s request pursuant to Section 4(c) and (2) the sum of the price per share being offered in cash in the applicable Fundamental Transaction (if any) plus the value of the non-cash consideration being offered in the applicable Fundamental Transaction (if any), (ii) a strike price equal to the Exercise Price in effect on the date of the Holder’s request pursuant to Section 4(c), (iii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the greater of (1) the remaining term of this Warrant as of the date of the Holder’s request pursuant to Section 4(c) and (2) the remaining term of this Warrant as of the date of consummation of the applicable Fundamental Transaction or as of the date of the Holder’s request pursuant to Section 4(c) if such request is prior to the date of the consummation of the applicable Fundamental Transaction, (iv) a zero cost of borrow and (v) an expected volatility equal to the greater of 100% and the 30 day volatility obtained from the “HVT” function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the earliest to occur of (A) the public disclosure of the applicable Fundamental Transaction and (B) the date of the Holder’s request pursuant to Section 4(c).

(j) “Bloomberg” means Bloomberg, L.P.

(k) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee”  or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

(l) “Change of Control” means any Fundamental Transaction other than (i) any merger of the Company or any of its, direct or indirect, wholly-owned Subsidiaries with or into any of the foregoing Persons, (ii) any reorganization, recapitalization or reclassification of the shares of Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification, (iii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or (iv) a merger in connection with a bona fide acquisition by the Company of any Person in which (x) the gross consideration paid, directly or indirectly, by the Company in such acquisition is not equal to or greater than 20% of the Company’s market capitalization as calculated on the date of the announcement of such merger and the date of the consummation of such merger, (y) such merger does not contemplate a change to the identity of a majority of the board of directors of the Company and (z) holders of the Company’s voting power immediately prior to such merger and/or acquisition continue after such merger and/or acquisition to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such merger and/or acquisition. Notwithstanding anything herein to the contrary, any Going-Private Change of Control shall be deemed a Change of Control.

(m) “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities

Workhorse Group	C-18	2024 Proxy Statement

exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing does not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(n) “Common Stock” means (i) the Company’s shares of common stock, $0.0001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(o) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(p) “Eligible Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the Principal Market.

(q) “Event Market Price” means, with respect to any Stock Combination Event Date, the quotient determined by dividing (x) the sum of the VWAP of the Common Stock for each of the five (5) lowest Trading Days during the twenty (20) consecutive Trading Day period ending and including the Trading Day immediately preceding the sixteenth (16th) Trading Day after such Stock Combination Event Date, divided by (y) five (5). All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

(r)  “Excluded Securities” means (i) shares of Common Stock, including restricted stock awards, or Options, including restricted stock units and performance stock awards, to purchase Common Stock or equity-like grants including phantom stock, stock appreciation rights issued to directors, officers or employees of the Company for services rendered to the Company in their capacity as such pursuant to an Approved Stock Plan (as defined above), provided that (A) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such options) after the Subscription Date pursuant to this clause (i) do not, in the aggregate, exceed more than 5% of the Common Stock issued and outstanding immediately prior to the Subscription Date and (B) the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that materially and adversely affects any of the Buyers; (ii) shares of Common Stock issued upon the conversion or exercise of Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the Subscription Date, provided that the conversion price of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered, none of such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially and adversely changed in any manner that adversely affects any of the Buyers; (iii) the shares of Common Stock issuable upon exercise of the Registered Warrants; provided, that the terms of the Registered Warrant are not amended, modified or changed on or after the Subscription Date (other than antidilution adjustments pursuant to the terms thereof in effect as of the Subscription Date), (iv) the shares of Common Stock issuable upon conversion of the Notes; provided, that the terms of the Notes are not amended, modified or changed on or after the Subscription Date (other than antidilution adjustments pursuant to the terms thereof in effect as of the Subscription Date) and (v) any Excluded Permitted ATM Issuance (as defined in the Notes).

(s) “Expiration Date” means the date that is the tenth (10th) anniversary of the Issuance Date or, if such date falls on a day other than a Trading Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

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(t)  “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Warrant calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other shareholders of the Company to surrender their shares of Common Stock without approval of the shareholders of the Company or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(u) “Going-Private Change of Control” means any transaction or series of transactions that, directly or indirectly, results in the Company and/or the Successor Entity not having Common Stock or common stock, as applicable, registered under the 1934 Act and listed on an Eligible Market.

(v) “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

(w) “Notes” has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all notes issued in exchange therefor or replacement thereof.

(x) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(y) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

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(z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(aa) “Principal Market” means the Nasdaq Capital Market.

(bb) “SEC” means the United States Securities and Exchange Commission or the successor thereto.

(cc) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(dd) “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(ee) “Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price or trading volume determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(ff) “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded), during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg through its “VAP” function (set to 09:30 start time and 16:00 end time) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

[signature page follows]

Workhorse Group	C-21	2024 Proxy Statement

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

WORKHORSE GROUP INC.
By:
Name:
Title:
Workhorse Group	C-22	2024 Proxy Statement

WORKHORSE GROUP INC. 3600 PARK 42 DRIVE SUITE 160E SHARONVILLE, OH 45241 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/13/2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/WKHS2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/13/2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE ELECTION OF THE NAMED NOMINEES AS DIRECTORS. 1. Election of Directors Nominees For Against Abstain 1a. Raymond J. Chess 1b. Richard F. Dauch 1c. Jacqueline A. Dedo 1d. Pamela S. Mader 1e. William G. Quigley III 1f. Austin S. Miller 1g Dr. Jean Botti THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” A FREQUENCY OF ONE YEAR .3. Proposal to approve, on an advisory basis, of the frequency of voting on named executive office compensation 4. Proposal to approve, pursuant to Nevada Revised Statutes 78.2055, a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-10 and 1-for-20, at any time prior to August 30, 2024, to be determined at the discretion of the Board of Directors, for the purpose of complying with the Nasdaq Listing Rules, subject to the Board’s discretion to abandon such reverse stock split 5. Proposal to approve, for the purposes of Nasdaq Listing Rule 5635(D), the proposed issuance of the maximum number of shares of our common stock underlying our (A) senior secured convertible notes and (B) warrants to purchase common stock 6. Proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024 Note: Such other business as may properly come before the meeting or any adjournment or postponement thereof. 1 Year 2 Years 3 Years For Against Abstain For Against Abstain For Against Abstain THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSALS 2 AND 4 THROUGH 6. For Against Abstain 2. Proposal to approve, on an advisory basis, the compensation of our named executive officers Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com Workhorse Group Inc. PROXY FOR ANNUAL MEETING TO BE HELD ON MAY 14, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder hereby appoints Richard Dauch, Chief Executive Officer, and James Harrington, General Counsel, Chief Compliance Officer and Secretary, or either of them (each with full power to act alone), as attorneys and proxies for the undersigned, with the power to appoint his substitute, to represent and to vote all the shares of the common stock of Workhorse Group Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on, May 14, 2024, at 9:00 a.m., Eastern Time, and any adjournments thereof, subject to the directions indicated on the reverse side hereof. The Annual Meeting will be held in a virtual meeting format at www.virtualshareholdermeeting.com/ WKHS2024. In their discretion, the Proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof. This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the named nominees as directors and FOR Proposals 2 through 6. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Continued and to be signed on reverse side